Confidential Treatment Requested

Exhibit 10.1

TECHNOLOGY AND SERVICES AGREEMENT

This TECHNOLOGY AND SERVICES AGREEMENT (“Agreement”) is made by and between FMR LLC (“FMR”) and Envestnet Asset Management Group, Inc. (“Envestnet”) as of March 31, 2008 (“Effective Date”). For purposes of this Agreement, “Fidelity Affiliate” shall mean any person or entity directly or indirectly controlling, controlled by or under common control with FMR as of or after the Effective Date, for so long as such relationship is in effect (including Affiliates subsequently established by acquisition, merger or otherwise) (for the purpose of the foregoing, an ownership interest of fifty percent (50%) or more of an entity established in the United States shall be deemed to represent control of such entity and an ownership interest of forty percent (40%) or more of an entity established outside of the United States shall be deemed to represent control of such entity); “Fidelity” shall mean FMR, together with all Fidelity Affiliates; and “Fidelity Company” shall mean FMR or any Fidelity Affiliate. Envestnet and FMR are also referred to herein individually as a “Party” and collectively as the “Parties”. To the extent the rights or obligations in this Agreement involve a Fidelity Company, other than FMR, which is obtaining services or license rights hereunder, the terms “Party” and “Parties” shall include such Fidelity Company, as the context requires.

WHEREAS, National Financial Services LLC (“NFS”), with respect to its National Financial Services correspondent clearing businesses, and Envestnet are Parties to that certain Services Agreement, dated March 24, 2005 (the “NFS Agreement”); NFS, with respect to its National Financial Services correspondent clearing businesses, and Envestnet are Parties to that certain Program Access Agreement, dated December 31, 2003 (the “Program Access Agreement”); Fidelity Brokerage Services LLC (“FBS”), with respect to its registered investment advisor and third party administrator business currently known as Institutional Wealth Services (“IWS”), and Envestnet are Parties to that certain Services Agreement, dated December 28, 2005 (the “FBS Agreement”); and Fidelity Brokerage Services LLC, with respect to its Personal Investments business (“FPI”), and Envestnet are Parties to that certain Services Agreement, dated August 29, 2007 (the “FPI Agreement” and together with the NFS Agreement, Program Access Agreement and FBS Agreement, the “Existing Agreements”);

WHEREAS, NFS, FBS and FPI currently collaborate with Envestnet under the Existing Agreements to market and promote Envestnet’s investment programs and services, and proprietary software platform, to Fidelity customers including broker dealers, registered investment advisors and their clients;

WHEREAS, Fidelity desires to obtain a license to the software underlying Envestnet’s proprietary software platform in both source and object code format for the purpose of enabling Fidelity to use and modify such software in connection with Fidelity’s provision of investment advisory services to its customers;

WHEREAS, under the Existing Agreements, Envestnet serves as the investment adviser to Fidelity customers on Envestnet’s proprietary software platform (together with an intermediary which is responsible for direct client communication), and NFS, FBS or FPI, as applicable, serve as custodians or clearing agents to or on behalf of their respective clients and are responsible for custody of client assets;

WHEREAS, pursuant to this Agreement, the Parties wish to restructure their existing collaborative arrangement to enable Fidelity, through a Fidelity Company to be designated by Fidelity, to assume the role of investment advisor, program sponsor and/or platform sponsor for both existing and new Fidelity customers participating in Envestnet investment programs;

WHEREAS, the Parties recognize that there will be a period of transition as Fidelity assumes the role of investment advisor and the Parties migrate to the new collaborative arrangement; and

WHEREAS, the Parties intend to supersede and replace certain portions of the Existing Agreements with this new Technology and Services Agreement as part of the implementation of the new collaborative arrangement.

NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

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1. PLATFORM SERVICES.

(a) Provision of Platform Services. Envestnet shall provide to Fidelity certain platform services (the “Platform Services”), as more particularly described and defined in Exhibit A. in accordance with the terms of this Agreement for and on behalf of any Fidelity Company or a particular business unit within a Fidelity Company (such as Fidelity Institutional Wealth Services (“IWS”)) as such Fidelity Company or business unit shall elect. After the addition or discontinuance of one or more Platform Services, Fidelity’s payment obligation to Envestnet, as set forth in Section 5, shall be appropriately adjusted by reducing the amounts payable for the respective product offerings listed in the Payment Allocation Table, set forth in Exhibit F.

(b) Hosting and Operational Standards. Subject to Fidelity’s payment of the applicable Platform Services Fees (as defined in Section 5(a), Envestnet shall provide the Platform Services in accordance with the hosting, operational, maintenance and repair standards set forth in Exhibit B.

(c) Transition; Changes in Platform Services. The Parties have developed and agreed upon a preliminary plan for the transition of responsibilities from Envestnet to Fidelity (“Transition Plan”), in accordance with the provisions of this Section 1(c) and Section 3 hereof, as such Transition Plan is attached to this Agreement as Exhibit J. Within six (6) months after the Effective Date, the Parties will develop and mutually agree upon a more detailed version of the Transition Plan that will also address, among other things, a sub-advisory agreement between Fidelity and Envestnet; how fee payments will shift from the Tri-Party Agreements (as defined in Section 3(a) below) to this Agreement; and how the regulatory requirements set forth in Section 6(b) will be satisfied between the Parties (“Detailed Transition Plan”). Any costs associated with administrative and system changes required to implement the Detailed Transition Plan shall be approved by the Parties as part of the Detailed Transition Plan, it being intended that the parties shall share the costs of such changes on such basis as agreed by the Parties in the Detailed Transition Plan. When approved by the Parties, the Detailed Transition Plan will become the new Transition Plan in place of the one attached hereto as of the Effective Date. Any Fidelity Company, or business unit within a Fidelity Company, shall have the right, at any time and from time to time, to utilize one or more of the Platform Services provided by Envestnet pursuant to this Agreement, as such Fidelity Company or business unit shall determine in its sole discretion. In addition, a Fidelity Company or a particular business unit within a Fidelity Company shall have the right, at any time and from time to time, to add or discontinue the provision of Platform Services by Envestnet for any category or sub-category of Platform Services, or for any or all of the Platform Services, by providing notice to Envestnet, provided, however, that NFS and IWS, with respect to their respective businesses as defined above, have agreed not to make effective any changes to the Platform Services obtained from Envestnet for a period of at least four (4) years following the Effective Date of this Agreement. In the event NFS or IWS wishes to discontinue one or more components of the Platform Services to be effective prior to the fourth anniversary of the Effective Date, NFS or IWS, as applicable, must continue to pay Envestnet for such discontinued services for the remainder of such four (4) year period as if it had continued purchasing such services. Notwithstanding the foregoing, the Parties acknowledge that (1) it is Fidelity’s current intention, commencing upon the Effective Date of this Agreement, to begin to transition from Envestnet to NFS and/or IWS the Sales Support (as defined in Exhibit A) responsibilities currently provided by Envestnet, (2) Fidelity shall have no continuing payment obligation to Envestnet with respect to such Sales Support services to the extent they are transitioned prior to the expiration of such four (4) year period, (3) to the extent Envestnet materially breaches its obligation to provide a Platform Service to Fidelity as required by the terms of this Agreement and fails to remedy such breach after thirty (30) days’ notice, Fidelity shall have the right, at any time, to transition the responsibility for such Platform Service from Envestnet to Fidelity and, in such event, Fidelity shall have no continuing payment obligation to Envestnet with respect to such Platform Service even if transitioned prior to the expiration of such four (4) year period and (4) to the extent Envestnet materially breaches its obligation under Section 1(d) or Section 1(e) as required by the terms of this Agreement and fails to remedy such breach after thirty (30) days’ notice, Fidelity shall have the right, at any time, to transition the responsibility for any or all Platform Services from Envestnet to Fidelity and, in such event, Fidelity shall have no continuing payment obligation to Envestnet with respect to such Platform Service(s) even if transitioned prior to the expiration of such four (4) year period. Except with respect to the foregoing Sales Support services, or services transitioned to Fidelity as a consequence of Envestnet’s breach, Fidelity shall provide Envestnet with reasonable notice as to when it expects such change in or transition of Platform Services to occur. Upon such

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notice, Envestnet shall continue to provide the Platform Services to be transitioned on a temporary basis and will work with Fidelity to agree upon a work plan for the transition of such Platform Service within the time period designated in the notice from Fidelity (which notice period shall be not less than nine (9) months). For the avoidance of doubt, Fidelity may elect to discontinue any category or sub-category of Platform Services effective four (4) years following the Effective Date of this Agreement by providing Envestnet with notice of such discontinuance at least nine (9) months prior to the expiration of such four (4) year period. At such time as a particular category of services has been substantially transitioned (i.e., Fidelity is performing most of the major tasks required for the provision of such service), Fidelity shall no longer be required to pay the full fee for such Platform Service; provided, however, that, Fidelity shall pay Envestnet a pro rata portion of such fee, as agreed between the Parties, to the extent Envestnet continues to perform one or more of the major tasks required for the provision of such service. At such time as responsibility for certain services to or on behalf of a Client has been transitioned to Fidelity, Fidelity shall not be responsible for the payment of fees with respect to such transitioned service, including any incremental services provided by Envestnet, such as incremental wholesaling services requested by a Client, unless otherwise agreed to by the Parties in writing. Notwithstanding such change in responsibility for the provision of such Platform Services, the Parties acknowledge and agree that there may be potential significant business arrangements which would benefit from the joint sales effort of Fidelity and Envestnet and Envestnet shall provide supplementary wholesaling services generally at no charge and pricing relief to Fidelity upon Fidelity’s request upon such reasonable terms as may be mutually agreed upon by the Parties. FMR is responsible for causing each Fidelity Company that is obtaining services under this Agreement to comply with the terms of this Agreement that are applicable to FMR.

(d) Regulatory Consultant. Envestnet shall within forty-five (45) days of the Effective Date hire a mutually-agreeable third party regulatory consultant to perform a risk assessment review (the scope and guidelines for which review shall be mutually agreed upon by the Parties) of Envestnet’s investment advisory business at Envestnet’s sole expense. The consultant shall submit a draft report to Envestnet and Fidelity for their review and comments within three (3) months of the Effective Date, or such other period as shall be mutually agreed to by the parties. If Envestnet does not agree with the consultant’s findings in the draft report, Envestnet shall discuss such disputed findings with both the consultant and Fidelity and such disputed findings shall be resolved by the consultant prior to the final report being issued. Consultant shall then submit the final report to Envestnet and Fidelity. Upon receipt of the final report, Envestnet shall implement the recommended changes in controls, reporting and monitoring within nine (9) months following the date of submission of the draft report, but in no event later than twelve (12) months following the Effective Date. Within ten (10) months following the date of submission of the draft report, or thirteen (13) months following the Effective Date, whichever occurs first, the consultant shall perform a follow up review and examination and shall submit its final follow-up report to Envestnet and Fidelity, which shall be binding on both Parties for purposes of calculating any amounts to be deducted or withheld by Fidelity in accordance with Section 5(e).

(e) Investment Operations Consultant. Envestnet shall within forty-five (45) days of the Effective Date hire a mutually-agreeable third party consultant to perform a review (the scope and guidelines for which review shall be mutually agreed upon by the Parties) of Envestnet’s investment process, operations and methodology at Envestnet’s sole expense. The review shall include an assessment (i) as to the reasonableness of the investment methodology, (ii) that the assumptions (including any omissions) used are reasonable, (iii) that the calculations used are accurate and consistent with the methodology, and (iv) that the investment process, operations and methodology is not inconsistent with Strategic Advisers’ processes, operations and methodology. The consultant shall submit a draft report to Envestnet and Fidelity for their review and comments within three (3) months of the Effective Date, or such other period as shall be mutually agreed to by the parties. If Envestnet does not agree with the consultant’s findings in the draft report, Envestnet shall discuss such disputed findings with both the consultant and Fidelity and such disputed findings shall be resolved by the consultant prior to the final report being issued. Consultant shall then submit the final report to Envestnet and Fidelity. Upon receipt of the final report, Envestnet shall implement the recommended changes within nine (9) months following the date of submission of the draft report but in no event later than twelve (12) months following the Effective Date. Within ten (10) months following the date of submission of the draft report, or thirteen (13) months following the Effective Date, whichever occurs first, the consultant shall perform a follow up review and examination and shall

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submit its final follow-up report to Envestnet and Fidelity, which shall be binding on both Parties for purposes of calculating any amounts to be deducted or withheld by Fidelity in accordance with Section 5(e).

(f) Changes in Industry Conditions. The Parties acknowledge that the industry conditions relating to the traditional managed account relationship may change during such time as Fidelity is utilizing the Platform Services in a manner which may materially impact the financial benefits to a Party under this Agreement. At such time as such changes may occur, but not more frequently than once every twelve (12) months, the Parties agree to negotiate in good faith a structure which equitably distributes the benefits and adverse impacts of such changes between the Parties.

2. LICENSES; SUPPORT AND MAINTENANCE

(a) License Grant to Fidelity. Subject to Fidelity’s payment of the Initial Fee (as defined in Section 5(b)(ii) below), and notwithstanding any portion of the Documentation Component of the Initial Fee which may be withheld by Fidelity pursuant to Section 5(b), Envestnet hereby grants Fidelity a non-exclusive, worldwide, non-cancellable, non-transferable (except as permitted by Section 12(1) below), irrevocable and perpetual license to install, use and allow use of, access, reproduce, modify, merge, display, adapt, enhance, improve, integrate, build, construct, deploy and prepare derivative works of the Software (as defined in this Section 2(a), below) and Documentation (as defined in Section 2(c), below) as a part of and in conjunction with Fidelity’s delivery of financial products and services to its Clients (as defined in Section 3(a) below). Without limiting the generality of the foregoing, the license granted to Fidelity herein shall include the right for Fidelity

(i) to run the Software in Object Code (as defined in this Section 2(a), below) form in a test mode or in a production environment;

(ii) to run multiple instances of the Software at multiple locations on multiple machines;

(iii) to make and to permit others (subject to the requirements set forth below with regard to third party access) to make copies of the Software and Documentation to the extent necessary to enable Fidelity to exercise the rights granted to it hereunder; and

(iv) to host, operate and deploy the Software in any manner (including as an application service provider or similar arrangement) as a part of and in conjunction with Fidelity’s delivery of financial products and services to its Clients.

Fidelity shall not have the right to re-market, re-license or otherwise distribute the Source Code (as defined in this Section 2(a), below) for the Software; notwithstanding the foregoing, Fidelity shall have the right to grant to Clients, Intermediaries and other third parties a license to access and use any and all client integration and presentation code in Source Code and/or Object Code form; to provide access to the Source Code to its third party contractors; and to run the Source Code on third-party hardware and store the Source Code at a third party facility, provided in each case that, such third party is not a direct competitor of Envestnet. Software, Documentation and/or Source Code distributed by Fidelity to any Client or third party shall be distributed pursuant to the form of agreement under which Fidelity generally makes its own comparable products or proprietary information available. Fidelity shall not use Envestnet trademarks without Envestnet’s prior written approval. As used herein, “Software” shall mean: the most current version of Envestnet’s proprietary software unified managed platform made generally available by Envestnet to its broker-dealer and registered investment advisor customers (the “Core Software”); all enhancements and customizations to the Core Software that have been implemented by Envestnet for any Fidelity Company as of the Effective Date of this Agreement, including the Integration Software (as defined in Section 2(e)); any and all updates, upgrades, modifications, corrections, enhancements, improvements, changes, new releases and new versions of such proprietary software platform (“Software Updates”); and Client-Specific Code (as defined in Section 2(e) below), developed or acquired by Envestnet prior to the Effective Date or during the Term (as defined in Section 4(a), below) of this Agreement, all of the foregoing in both Source Code and Object Code form, but not including New Products, as defined below. The Software includes, but is not limited to, the business dashboard, the platform configurator, the training environment, the investment manager database, the product database, the portfolio modeling & analysis system, the trade order entry and tracking system, the private label proposal generation system, the performance reporting system, the account administration workflow system, the service request initiation/tracking system, the portfolio

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accounting system, the billing system, the Software QA test suite, and Fidelity customizations including full integration into Streetscape and AdvisorChannel. A “New Product” shall mean products which (i) are not designed or marketed by Envestnet as unified managed account offering, (ii) offer new and distinct functionality that does not constitute enhancements to existing functionality of the Core Software and (iii) are offered separately from, and priced separately to Envestnet’s broker/dealer or registered investment advisor customers with respect to the then-current version of the Core Software. As used herein, “Object Code” shall mean the embodiment of a software program provided in machine-executable form, usually designated as binary code, object code, executable code or the equivalent; and “Source Code” shall mean human-readable computer programming code, the Documentation and all other related technical information and documentation sufficient to enable a reasonably skilled and experienced programmer to understand the design, logic, structure, functionality, operation and features of the software and, after a reasonable amount of orientation and training, to use, operate, support, maintain, modify, enhance and diagnose errors in the software.

(b) Initial Delivery. Concurrently with the execution of this Agreement, Envestnet shall deliver to Fidelity (a) the Source Code for the Software and (b) all systems and user documentation currently in existence with respect to the Software (the “Initial Documentation”). Within thirty (30) days following the Effective Date of this Agreement, Envestnet shall compile the delivered Source Code into Object Code and demonstrate the operation of the Object Code under the observation and to the satisfaction of representatives of Fidelity (the “Initial Software Test”). If, based on the Initial Software Test, the Software fails to operate to Fidelity’s satisfaction, Fidelity shall so notify Envestnet in writing and Envestnet shall have a period of one (1) week from the date of such notice to correct any deficiencies or errors identified by Fidelity. If Envestnet is unable to remedy the issues identified by Fidelity within such one week period, then Fidelity shall have the right, in its sole discretion, upon written notice to Envestnet, to terminate this Agreement without either Party having any liability or further obligation to to the other Party under this Agreement, except that Fidelity shall promptly return all copies of the Source Code and Initial Documentation to Envestnet. Upon such termination, this Agreement shall have no further force or effect and the Existing Agreements shall remain in place.

(c) Further Actions and Deliverables. In addition to the Initial Documentation, Envestnet shall provide Fidelity with the detailed documentation with respect to the Software as set forth in Exhibit C (the “Additional Required Documentation”) within the time period described in Section 2(c)(iii) below. In addition, Envestnet will provide Fidelity with documentation prepared consistent with the requirements set for in Exhibit C with respect to any Software Update and any and all updates, upgrades, modifications, corrections, enhancements, improvements, changes, new releases and new versions of the Initial Documentation and Additional Required Documentation (“Documentation Updates”). The Initial Documentation, the Additional Required Documentation and the Documentation Updates are collectively referred to as the “Documentation”. Envestnet further agrees to meet certain milestones and take certain other actions, as set forth below, to assist Fidelity in developing the capability to fully utilize the Source Code for the Software:

(i) At no additional charge to Fidelity, Envestnet shall host up to four (4) Fidelity developers at Envestnet’s offices in Sunnyvale, California, or such other appropriate location as may be agreed upon by the parties, at two separate times (“Developer Hosting Periods”) for up to ninety (90) non-consecutive calendar days over a maximum period of 180 days. The first Developer Hosting Period shall commence within six (6) months following the Effective Date, and the second Developer Hosting Period shall take place at any later time requested by Fidelity, provided that (1) Fidelity is currently purchasing the Technology portion of the Platform Services (as defined in Exhibit F), and (2) in each case, Fidelity must give Envestnet at least ninety (90) days prior notice of its request to begin a Developer Hosting Period, except that if Fidelity determines, in the exercise of its reasonable business judgment, that it is necessary to expedite the training of its developers for the purpose of transitioning certain services responsibilities from Envestnet to Fidelity, Fidelity may initiate the second Developer Hosting Period by providing not less than ten (10) days prior notice of such request to Envestnet. During each Developer Hosting Period, Envestnet shall provide the hosted Fidelity developers with reasonable access to Envestnet’s software development team. Fidelity shall be responsible for all compensation and related travel and lodging expenses, if any, for its developers.

(ii) Fidelity shall be able successfully to compile, build and run the Software, from the Source Code furnished to Fidelity by Envestnet, at a Fidelity location with telephone support from Envestnet,

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within six (6) months following the Effective Date of this Agreement. In the event that Fidelity is unable, independently, within six (6) months following the Effective Date of this Agreement, to build the Software from the Source Code delivered by Envestnet, or to run or fully utilize such Software, Fidelity shall provide written notice thereof to Envestnet (“First Written Notice”), and Envestnet shall promptly take corrective action, at no cost to Fidelity, to resolve any problems encountered by Fidelity in attempting to build or operate the Software. The foregoing process shall be repeated until such time as Fidelity is able successfully to compile, build and run the Software from the Source Code furnished by Envestnet. If Envestnet is unable to resolve the problems identified by Fidelity within forty-five (45) days following the date of First Written Notice, Fidelity shall have the right, in its sole discretion, upon written notice to Envestnet, to terminate this Agreement without liability or further obligation to Envestnet. Unless otherwise agreed by Envestnet, Fidelity must make a final determination of whether to accept or reject the Source Code as meeting the requirements of this provision within nine (9) months following the Effective Date, and Fidelity will be deemed to have accepted if it has not terminated this Agreement within that time period. In the event of such termination, (1) the amount of the first installment of the Initial Fee paid by Fidelity to Envestnet, pursuant to Section 5(b)(ii) hereof, shall be credited against future fees due from Fidelity to Envestnet for platform services rendered by Envestnet subsequent to such termination; (2) Fidelity will promptly return all copies of the Source Code and Documentation to Envestnet; and (3) except for the preceding items (1) and (2), neither Party shall have any further liability or obligation to the other under this Agreement and the Existing Agreements will remain in full force and effect.

(iii) Envestnet shall hire, within sixty (60) days following the Effective Date of this Agreement, at its expense, a technical writer with suitable qualifications to develop the Additional Required Documentation. All Additional Required Documentation shall be delivered by Envestnet to Fidelity within twelve (12) months following the Effective Date of this Agreement and shall include the manuals and guides described in Exhibit C. Such Additional Required Documentation shall meet commercially reasonable standards for Software of this nature. William A. Thornton, Fidelity’s Chief Technology Officer, or his successor, shall make the evaluation on behalf of Fidelity as to whether the Additional Required Documentation meets the acceptance requirements of this Agreement. The milestone set forth in this Section 2(c)(iii) shall not be deemed satisfied until Fidelity (through William A. Thornton or his successor) has accepted, in writing, such Additional Required Documentation, such acceptance not to be unreasonably withheld or delayed.

(iv) At no additional charge to Fidelity, Envestnet shall provide Fidelity with the initial training as described in Exhibit K relative to the use of the Source Code and Documentation. Following such initial training, Envestnet, at Fidelity’s request, shall make additional training available to Fidelity at the rates set forth in Exhibit D.

(d) Updates. Enhancements and Maintenance.

(i) Envestnet shall provide to Fidelity in both Source Code and Object Code form, all Software Updates and all Documentation Updates developed or acquired by Envestnet during the period Fidelity purchases Technology Services (as defined in Exhibit A) for the corresponding fees described in Exhibit F. At such time as Fidelity elects to provide Hosting Services (as defined in Exhibit A), Envestnet’s obligation with respect to Technology Services shall be limited to the delivery of the Software Updates and corresponding Documentation Updates to Fidelity, and Fidelity shall be responsible for integrating such Software Updates with Fidelity’s version of the Software. Envestnet shall deliver the Software Updates and Documentation Updates available to Fidelity in accordance with the release process described in Exhibit A and at the same time as such Software Updates or Documentation Updates are implemented by Envestnet on or for its own proprietary software platform or otherwise made available to any other customer of Envestnet provided, however, at such time as Fidelity is providing Hosting Services with respect to the Software, Fidelity shall be solely responsible for the timing of making such Software Updates available to its Clients.

(ii) During the period Fidelity purchases Technology Services, Envestnet shall correct all Software bugs and systems errors reported to Envestnet by Fidelity in accordance with the standards set forth in Exhibit B. Software Updates containing error corrections or bug fixes shall be furnished to Fidelity in accordance with Exhibit B.

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(iii) Envestnet shall support and maintain, for Fidelity, at all times during the term of this Agreement, the then-current Release (as defined in this Section 2(d)(iii), below) of the Software, as well as all prior Releases released by Envestnet within the immediately preceding twelve (12) months. For purposes of this Section 2(d)(iii), “Release” shall mean a new release of the Software implementing bug fixes, error corrections, architectural changes or adding new features, enhancements, functionality or improved performance.

(iv) Envestnet shall ensure that the Software and the delivery of Platform Services are competitive in Envestnet’s good faith and reasonable judgment with respect to quality, service, performance standards, and technology with comparable software and services provided by other vendors or used by Fidelity’s competitors. Fidelity agrees that, as of the Effective Date, the Platform Services meet the requirement in the preceding sentence. So long as Fidelity is entitled to receive Technology Services: (A) Envestnet commits to working with Fidelity regarding its plans for the Platform Services or Software Updates, as applicable, such as the features and functionality for the same, and Envestnet shall give good faith consideration to any reasonable suggestions made by Fidelity with respect thereto; provided, however, that such consultation shall not give Fidelity the right to direct or otherwise control the actions taken by Envestnet with respect thereto; (2) Envestnet undertakes to regularly meet with Fidelity, no less than quarterly, at Fidelity’s reasonable request, to discuss with Fidelity and to present to Fidelity’s executives the evolution of the Platform Services and any appropriate matter related to Fidelity’s use of the Platform Services; and (3) Fidelity shall have the right to participate in any customer advisory board that may be formed by Envestnet.

(v) Technology Services shall be provided by Envestnet so long as Fidelity pays to Envestnet the corresponding payments for such Technology Services as described in Exhibit F. Subject to the provisions of this Section 2(d)(v), Envestnet’s maintenance and support obligations shall continue even if Envestnet is no longer providing Platform Services to Fidelity, so long as Envestnet is continuing to provide similar maintenance services to any other customer, or is still running the Software in production mode, and Fidelity is not in default of its license payment obligations hereunder and wishes to continue to receive such maintenance services.

(vi) In the event Envestnet is present on the premises of any Fidelity Company (the “Fidelity Premises”) in connection with the performance of any maintenance or support services, Envestnet shall comply and shall cause Envestnet’s employees and, as and if permitted and approved by Fidelity pursuant to this Agreement, Envestnet’s subcontractors and agents (“Personnel”) to comply with all applicable Fidelity Company on-site policies and procedures and all reasonable instructions or directions issued by any Fidelity Company. If Personnel are given access to any computers, computer systems and networks of any Fidelity Company (the “Fidelity Networks”), Envestnet shall cause its Personnel to: comply with such Fidelity Company’s policies concerning access to, use of and security; use such access and such Fidelity Networks solely for purposes directly related to the services to be performed by Envestnet hereunder; and cease use of such Fidelity Networks immediately upon termination of the services, this Agreement or upon Fidelity’s request. Envestnet and its Personnel shall treat all passwords, Fidelity Networks access information and information concerning Fidelity Companies’ security systems (physical, electronic and otherwise) as Fidelity’s Confidential Information in accordance with the Confidentiality Section of this Agreement (excluding the exceptions noted in that section).

Envestnet understands that Fidelity Companies operate under various laws and regulations that are unique to the securities and financial services industry. As such, Personnel performing the services are held to a higher standard of conduct and scrutiny than in other industries or business enterprises. Envestnet agrees that its Personnel shall possess appropriate character, disposition and honesty, in addition to any licenses or approvals required by any applicable law, regulation or rule. While Envestnet alone shall determine who of its Personnel will be assigned to perform Services pursuant to the Agreement, Envestnet shall promptly remove any individual whom Fidelity, in its sole but good faith opinion and in accordance with applicable law, considers to be unqualified to perform the services as required, disruptive to the progress of work being performed, detrimental to any Fidelity Company’s operations, violates any Fidelity Company policy or fails to meet any Fidelity Company’s standards for physical or other access to Fidelity Premises or any Fidelity Networks. In any such case, Envestnet shall promptly replace that individual with a person who meets the requirements of this Agreement.

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All Personnel who will have access to any Fidelity Networks or Fidelity Premises may be subject to the Fidelity Companies’ normal background investigation procedures, including, but not limited to, criminal background checks and review of consumer reports and investigative consumer reports prior to such access being given and any Fidelity Company may deny such access based on the results of such background investigation. Envestnet authorizes Fidelity Companies and their respective employees and agents to conduct such background investigations of Personnel including, but not limited to, inquiries of parties for whom Personnel have performed services, governmental agencies, consumer reporting agencies, educational institutions, and other companies, agencies, and organizations. Envestnet shall inform its Personnel of such background investigations and obtain all required consents and disclosures from its Personnel. Additionally, any such Personnel shall deliver to Fidelity a completed and signed personal history statement and, if such Personnel will have access to Fidelity Premises, schedule an appointment with Fidelity’s security office for the purpose of being fingerprinted and issued a Fidelity identification badge. All Fidelity personnel who will have access to any and all property belonging to Envestnet and provided to Fidelity, including, without limitation, any Envestnet networks, any hardware, software, equipment, data, other materials or Envestnet’s Confidential Information provided to (or access to which is provided to) Fidelity by Envestnet shall be subject to Fidelity’s normal background investigation procedures.

In no event will Envestnet or any of its Personnel be considered an employee, subcontractor or agent of any Fidelity Company. For the avoidance of doubt, neither Envestnet nor any of its Personnel are entitled to any medical or dental coverage or life or disability insurance from any Fidelity Company, or entitled to participate in any Fidelity Company’s profit sharing, pension or thrift plan, or any other benefits afforded to any Fidelity Company’s employees. All matters governing the employment of Personnel shall be Envestnet’s full responsibility. Envestnet assumes full responsibility for the actions of its Personnel while performing services. Envestnet shall be responsible for the supervision, direction and control of its Personnel as well as the payment of compensation (including withholding of taxes and social security), contribution to workers’ compensation and unemployment compensation, overtime, disability benefits, and any other legally-required benefits or compensation or discretionary benefits or compensation. Envestnet shall pay its Personnel on a W-2 basis. Envestnet acknowledges that all Personnel hired after November 6, 1986, are subject to the I-9 Process. Envestnet represents and warrants that it has completed the I-9 Process for all Personnel and that all Personnel are authorized to work for Envestnet in the United States.

This Section 2(d)(vi) shall survive the expiration or termination of this Agreement.

(e) Integration and Customer-Specific Code.

(i) Envestnet shall provide to Fidelity the Source Code and Object Code, and related documentation, for any integration software or other software that constitutes an interface or enables communication between the Envestnet and Fidelity platforms (“Integration Software”). In addition, upon the request of Fidelity, Envestnet shall provide to Fidelity the Source Code and Object Code, and related documentation, for any customized versions of the Software offered, run or maintained by Envestnet as of the date of this Agreement, or at any time during the Term hereof, on behalf of a Client (“Client-Specific Code”) to the extent (1) such customized versions of the Software are reasonably related to the services by Fidelity to such Client and (2) Envestnet owns or otherwise has the right to provide such customized versions to Fidelity.

(ii) Envestnet agrees that, for [***                                                                                                                                                                                                                             ] the Platform Services, (i.e., providing at least 75% of the Full Platform Fee, as specified in Exhibit F, for all Platform Services excluding Sales Support services), Envestnet shall not develop [***                                                                                                                                                                                                                                                                                                                                                                                                                                                                ] substantially similar to that described herein or in the Existing Agreements. For illustrative purposes only, and without in any way limiting the provisions of this Section 2(e)(ii), [***                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                      ]

[***]	Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

[***                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                  ] At Envestnet’s request, Fidelity will in good faith consider exceptions to this prohibition to providing services and/or products to Competitors, taking into account the anticipated relative short-term and long-term effects on the Parties. Notwithstanding the foregoing, Envesnet shall not be deemed to be in breach of this Section 2(e)(ii) with respect to any services or platforms provided to, or developed or in development for, a Competitor based on any agreement with such Competitor executed prior to the effective date of the FBS Agreement or the provision of products and/or services to directly to Competitors’ customers (e.g., broker/dealer correspondents or registered investment advisors) and can create customizations and integrate with such customers. In addition, nothing in this Agreement shall prevent Envestnet from allowing a Competitor to provide custody and brokerage services to clients, including independent broker/dealers or registered investment advisors of Envestnet’s other clients provided that such Competitor is not directly selling Envestnet services to such clients.

(f) Customization Services. Without limiting Envestnet’s independent obligation under Section 2(d)(iv) hereof to enhance the Software on an ongoing basis in order to maintain its competitiveness against comparable market offerings, Envestnet shall develop new features and product enhancements, to the extent specifically requested by Fidelity (“Customized Software”), for fees to be negotiated by the Parties, including the allocation of cost between the Parties. Ownership and license rights to the Customized Software shall be agreed upon in writing by the Parties on a case-by-case basis, provided, however, that Fidelity shall own any Customized Software to the extent it pays the full cost for the development of the same. Any Customized Software that, pursuant to the terms hereof, is owned by Fidelity shall be referred to as a “Fidelity Owned Customization”. Envestnet agrees that it shall use its best efforts to assign the most appropriate and highly qualified personnel from Envestnet to perform any such customization development work requested by Fidelity, and shall accord Fidelity the highest priority customer status with respect to the assignment of resources relative to other customers or work load demands that Envestnet may have. Envestnet shall offer maintenance support for product enhancements developed under this Section 2(f) in accordance with the pricing referred to in Exhibit F.

(g) Ownership and Restrictions.

(i) Envestnet owns and shall retain all right, title, and interest in all aspects of the Envestnet Technology (as defined below), including any intellectual property rights therein. Fidelity agrees that other than the license granted pursuant to this section or as otherwise specified in this Agreement, neither Fidelity nor any Client shall obtain any other right, title or interest in the Envestnet Technology by virtue of this Agreement and the activities contemplated hereunder. For purposes of this Agreement, “Envestnet Technology” shall mean (i) the Software and (ii) any and all third-party materials incorporated into or made available by Envestnet in connection with the Software, except any materials or items that represent Fidelity Technology.

(ii) Fidelity (or its licensors) owns and shall retain all right, title and interest in all aspects of the Fidelity Technology (as defined below), including any intellectual property rights therein. Envestnet agrees that other than as specified in this Agreement, Envestnet shall not obtain any right, title or interest in any of the Fidelity Technology by virtue of this Agreement and the activities contemplated hereunder. For purposes of this Agreement, “Fidelity Technology” shall mean:

(1) All software applications owned by Fidelity, licensed to Fidelity, used by Fidelity or provided by Fidelity to Clients (in each case, other than the Software (subject to Section 2(i)(iii), below)), including without limitation Fidelity’s Streetscape software application, Advisor Channel Web Site, Advisor Channel software and Fidelity Advisor Workstation applications;

(2) Fidelity’s “style guide”; and

(3) all materials, including third-party materials, provided by Fidelity that are incorporated into the Software or are made available to Clients via the Software.

[***]	Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

(iii) Subject to Envestnet’s ownership of the underlying Software, Fidelity shall be the exclusive owner of all right, title and interest in and to any and all Fidelity Owned Customizations and any and all modifications, adaptations, enhancements, improvements, updates, new versions of, and derivative works based upon, the Software developed by Fidelity or third parties (other than Envestnet) for and on behalf of Fidelity, including all intellectual property rights therein.

(h) Security Standards and Data Privacy Requirements. Envestnet shall comply with the security standards and the data privacy requirements set forth in Exhibit E attached hereto. Fidelity may amend the security standards and the data privacy requirements from time to time during the Term, provided that the Parties agree to negotiate in good faith a cost sharing arrangement to the extent any such amendment would impose material additional unreimbursed costs onto Envestnet beyond those which Envestnet would have incurred in the normal conduct of its business consistent with industry best practices (with the understanding, however, that Fidelity shall not be asked to contribute more than its proportional share for changes to security standards implemented by Envestnet that will be utilized generally across Envestnet’s customer base).

(i) Rights Under Bankruptcy Code. All rights and licenses granted to Fidelity by Envestnet hereunder are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101(35A) of the Bankruptcy Code. Fidelity shall retain and may fully exercise all of its respective rights and elections under the Bankruptcy Code.

(j) Enforcement. Each Party agrees to notify the other Party promptly in writing if it becomes aware of any actual or suspected infringement of Envestnet’s intellectual property rights in the Software by a third party. In the event of any such infringement or suspected infringement, Envestnet covenants that it shall take all steps reasonably necessary to protect and enforce its intellectual property rights in the Software, including bringing suit against an alleged infringer if such infringement would materially impact the value of the license acquired by Fidelity hereunder (as determined by taking into account the license fees paid and the competitive advantage conveyed by such license); provided, however, that Envestnet shall not enter into any settlement, consent judgment or other voluntary disposition of any claim, suit or proceeding related to such infringement or suspected infringement without Fidelity’s prior written consent, to the extent that such settlement, consent judgment or other voluntary disposition might in any way abridge or impair Fidelity’s rights in the Software. Envestnet shall keep Fidelity informed of any and all actions, proceedings, negotiations or other material developments related to Envestnet’s enforcement of its rights in the Software that have any bearing on Fidelity’s rights under this Agreement.

3. TRANSITION.

(a) Advisor and Program Sponsor. For purposes of this Agreement, “Intermediary” shall mean a broker-dealer, investment advisor or other third party for which a Fidelity Company performs services; “Customer” shall mean a customer of Fidelity or an Intermediary; and “Client” shall mean an Intermediary and/or Customer. Fidelity, at its option, shall assume the role of investment advisor, provider of on-line advisory technology and related products and services, and/or platform sponsor for Clients participating in Envestnet investment programs through Fidelity, and may provide investment advisory services, including on-line investment advisory technology and related products and services, and/or act as Program Sponsor in such programs. Fidelity may exercise this option (i) for some or all Clients at its discretion, and (ii) for all Fidelity Companies, certain Fidelity Companies or one or more divisions of Fidelity and will provide reasonable prior written notice of such exercise. Fidelity may exercise this option with respect to a Client or a division of Fidelity at any time during the term of the Agreement, and may exercise the option at different times for different Clients during the term of the Agreement. At such time as Fidelity exercises this option, Envestnet shall not offer without Fidelity’s prior written consent the proprietary Envestnet-branded platform to any of Fidelity’s Managed Account Resources (“MAR”) or Managed Account Solutions (“MAS”) Clients. At such time as Fidelity exercises this option and as part of each Parties’ obligations under the Transition Plan, Envestnet and Fidelity shall identify prospective Fidelity clients with whom both parties have engaged in sales efforts and agree in good faith upon a primary sales owner for each such prospective clients such that the Parties are not selling against each other to such prospective clients. The Parties agree to cooperate in good faith and use commercially reasonable efforts to implement the Transition Plan as expeditiously as possible as set forth in this Agreement and the Transition Plan.

Confidential Treatment Requested

Envestnet will use good faith efforts to transition Clients to Fidelity pursuant to the Transition Plan, and until they are transitioned, the Parties will continue to support those Clients under the applicable Existing Agreement(s) with Fidelity and those Clients. Envestnet agrees that it shall, at Fidelity’s request, cooperate fully with Fidelity and assist Fidelity in terminating, assigning and/or modifying certain existing tri-party agreements to which Fidelity, Envestnet and various Intermediaries are parties (the “Tri-Party Agreements”), as more fully described in the Transition Plan). Envestnet will further assist in assigning to Fidelity the existing investment advisory agreements between Intermediary, Envestnet and Customer (the “Customer Agreements”). Fidelity, in its sole discretion, may appoint Envestnet as a sub-adviser to Fidelity, and Envestnet shall accept such appointment, although Fidelity shall have the right to change or remove Envestnet as its sub-advisor without Envestnet’s consent. In the event of such change or removal, Fidelity shall give at least sixty (60) days written advance notice to Envestnet and Envestnet shall cooperate with and assist Fidelity in ensuring the orderly transfer of existing Clients. The Parties may agree that their communications with such Clients may provide for “negative consent” such that the accounts will transfer over to Fidelity unless the Client objects. Nothing in this Agreement shall require Fidelity to recommend investment programs or services from Envestnet to any Intermediary or Customer. The Parties acknowledge that there may be Clients who request a direct contractual relationship with Envestnet despite the Parties good faith efforts to transition such Clients to Fidelity as contemplated by this Agreement. In such an event, such Client will be allowed to access the Core Software (excluding customizations developed by Envestnet for Fidelity), at no additional charge, so long as the Client is making substantial use of Fidelity’s clearing and/or custody services. To the extent such Client wishes to access the platform which utilizes the customizations developed by Envestnet for Fidelity, such as the Integration Software, Fidelity retains the right to impose additional charges or requirements upon any such Client, and in no event shall such access be provided without Fidelity’s prior written consent.

(b) Existing Agreements. The Existing Agreements are hereby amended, by mutual agreement of the Parties, to delete Sections 3(c) and 7(a) from the NFS Agreement, and Sections 3(c) and 7(a) from the FBS Agreement, and such provisions shall have no further force or effect. Apart from the foregoing amendment, the Existing Agreements shall otherwise continue following the Effective Date hereof for the purpose of governing the relationship between the Parties solely with respect to activities undertaken, following the Effective Date hereof, pursuant to the Existing Agreements. Subject to any required notice period set forth in Tri-Party Agreements that are served under the Existing Agreements, Fidelity shall have the right, at any time following the Effective Date hereof, in its sole discretion, to terminate the Existing Agreements, or any of them, in whole or in part, and to determine the appropriate timing of such termination. To terminate one or more of the Existing Agreements (or specific provisions thereof), Fidelity shall provide Envestnet thirty (30) days prior written notice of its decision to terminate and, upon the conclusion of such 30 day period, or such longer notice period required by the applicable Tri-Party Agreement, the Existing Agreement (or Existing Agreements) or specific provisions thereof subject to such termination notice shall automatically terminate without further action of the Parties. In the event that Fidelity decides to terminate one or more of the Existing Agreements in their entirety, then, upon such termination, the Existing Agreement (or Existing Agreements) terminated shall have no further force or effect, except that (a) if the NFS Agreement has been terminated, Sections 2(b), 2(d), 2(e), 2(i), 7(b) and (c), 8, 9, 10, 11, 12, and 13 of the NFS Agreement shall survive such termination solely with respect to circumstances arising under the NFS Agreement that may have occurred prior to the effective date of termination of the NFS Agreement; (b) if the FBS Agreement has been terminated, Sections 2(b), 2(d), 2(e), 2(i), 7((b) and (c), 8, 9, 10, 11,12 and 13 of the FBS Agreement shall survive such termination solely with respect to circumstances arising under the FBS Agreement that may have occurred prior to the effective date of termination of the FBS Agreement; and (c) if the FPI Agreement has been terminated, Sections 2, 3, 6, 8, 9, 10 and 13 of the FPI Agreement shall survive such termination solely with respect to circumstances arising under the FPI Agreement that may have occurred prior to the effective date of termination of the FPI Agreement.

4. TERM AND TERMINATION.

(a) Term. This Agreement shall commence on the Effective Date, and unless earlier terminated as specified herein, shall continue unless and until terminated in accordance with the provisions of this Section 4 (the “Term”).

Confidential Treatment Requested

(b) Termination for Breach. If a Party to this Agreement (a “breaching party”) should commit any material default in the performance of any of its obligations under this Agreement, and the other Party provides written notice of the default, then the breaching party shall have a cure period of thirty (30) days after receipt of the notice, or, if the default is not curable within thirty (30) days, and the breaching party shall have an additional 60 days to cure so long as it is diligently pursuing a cure. If the default has not been cured within the applicable cure period, the non-breaching party shall be entitled, in its sole discretion, to terminate this Agreement by notice to the breaching party.

(c) Survival of Fidelity Licenses. Notwithstanding anything to the contrary contained in this Agreement, the use rights and licenses granted to Fidelity under Section 2 hereof with respect to the Software and the Documentation shall survive the expiration or any termination of this Agreement, unless, in the event of a termination by Envestnet pursuant to Section 4(b) hereof, Fidelity is found, by a court of competent jurisdiction in a final judgment which is unappealable or has not been appealed within the time allowed for appeal:

(i) to have breached its obligation to pay the Software License Fees (as defined in Section 5(b)(iv), below) due Envestnet under this Agreement, and to have failed to cure such breach within sixty (60) days following Fidelity’s receipt of written notice thereof from Envestnet; provided, however, that Fidelity’s payment of such Software License Fees within sixty (60) days following the rendering of a final judgment adverse to Fidelity shall be deemed to cure such breach (so long as Fidelity’s non-payment of the Software License Fees was related to a material dispute between the Parties regarding Fidelity’s obligation to pay such Software License Fees), and in such case the rights and licenses granted to Fidelity under Section 2 hereof shall survive; or

(ii) willfully and materially to have breached its obligation to maintain the confidentiality of the Source Code in accordance with the provisions of Section 8 hereof, and to have failed to cure such breach within sixty (60) days following Fidelity’s receipt of written notice thereof from Envestnet.

Envestnet understands and agrees that the Software provided under this Agreement is critical to Fidelity’s operations and to Fidelity’s Clients and that except as specifically set forth herein, under no circumstances may Envestnet seek to cancel or otherwise limit or terminate Fidelity’s or the Clients’ right to use the Software in accordance with the license and use rights granted in this Agreement. Notwithstanding late payment or any other breach of this Agreement by Fidelity, Envestnet hereby waives its right to seek injunctive relief against Fidelity or the Clients in connection with any such breach if such injunctive relief would interrupt Fidelity’s or the Clients’ use of the Software in accordance with the license and use rights granted in this Agreement. Envestnet shall indemnify Fidelity for any breach of this provision, including without limitation any breach arising by Envestnet’s exercise of rights of self-help (electronic or otherwise) or refusal to perform support services that are required to be performed by Envestnet under this Agreement relative to Fidelity’s and the Clients’ use of the Software (such indemnification shall be in accordance with the provisions in Section 10).

In the event of a termination of this Agreement and, to the extent Fidelity retains the use rights and licenses granted to Fidelity under Section 2 with respect to the use of the Software and the Documentation, Fidelity shall remain responsible for the balance of the Software License Fees due under this Agreement (subject to any offsets as permitted under 5(b)). This is not intended to any way limit or abridge the rights and remedies available to Fidelity relative to such termination.

(d) Postponement of Termination. If either Party terminates this Agreement pursuant to Section 4(b) or 4(e), Fidelity shall have the right to postpone such termination of this Agreement (and keep this Agreement in full force and effect) for a period of time specified by Fidelity (which period shall not exceed 270 days) during which time Envestnet shall continue to provide all Platform Services hereunder as then in effect (and Fidelity and Intermediaries shall continue to have the right to use the Software and rights and licenses granted herein to enable Fidelity and the Intermediaries the opportunity to find another solution for the Clients) in exchange for the compensation specified in each of the applicable agreements that are in effect at that time.

(e) Termination for Prohibited Assignment. Either Party may terminate this Agreement if the other Party assigns or attempts to assign this Agreement in violation of Section 12(1) below, and if such Party elects to terminate this Agreement, such Party shall provide written notice of such termination to the other Party and, subject to Section 4(d) above, such termination shall be effective on the date specified in such notice.

Confidential Treatment Requested

5. PAYMENT AND FEES.

(a) Platform Services Fees. In return for the Platform Services provided to any Fidelity Company, FMR shall pay Envestnet certain platform services fees (the “Platform Services Fees”) calculated by using the categories and subcategories of services and product offerings set forth in the Payment Allocation Schedule, attached hereto as Exhibit F. Only those assets applicable to Clients that have been fully transitioned as contemplated under this Agreement to Fidelity shall be considered under this Section 5(a) and the fees applicable to such Clients that have not yet been transitioned shall be calculated based upon the applicable Tri-Party Agreement as then in effect.

To the extent that there is no basis point fee schedule for a sub-category, the Parties agree to set a basis point fee schedule for the sub-category based on the same expense and profit margin methodology that was utilized by the Parties in arriving at the Platform Service Fee structure set forth herein. During the Term of this Agreement and provided any Fidelity Company is purchasing Platform Services from Envestnet, Envestnet warrants that the prices for Platform Services shall not exceed, and the terms for Platform Services shall not be less favorable than, those charged or offered to any other customer purchasing substantially the same set of platform services at similar or lesser asset levels. If, during the Term of this Agreement, Envestnet offers arrangements with more favorable prices or terms to any other customer for the Platform Services, Envestnet shall, at the same time, extend such arrangement (i.e., combining pricing and associated terms) to FMR and FMR may elect to avail itself of such arrangement or retain the current pricing and associated terms as provided for in this Agreement.

The Platform Services Fees shall be paid quarterly in advance based on the period ending value of the assets allocable to a particular product for the prior quarter. Platform Services Fees shall be due and payable thirty (30) days after the close of a quarter. All Platform Services Fees are net of all Security APL charges and clearing and custody charges, which shall be applied and billed to FMR at a direct pass-through cost without mark-up.

Envestnet shall be permitted to continue to offer on a non-exclusive basis its additional investment advisory and/or overlay services at additional fees to Intermediaries and or Clients. Envestnet represents and warrants that such investment advisory and/or overlay services are in addition to and not duplicative of the services offered by Envestnet as part of the Platform Services.

(b) Software License Fees.

(i) During the initial five (5) year period of the Agreement following the Effective Date (the “License Fee Term”), Fidelity shall pay to Envestnet certain Software License Fees as payable and calculated in accordance with this Section 5(b).

(ii) Subject to the terms and conditions of this Agreement, including, without limitation, delivery of the Source Code and Initial Documentation, and successful demonstration and operation of the Software in the Initial Software Test conducted by Envestnet, FMR shall pay to Envestnet initial [***                            ] (the “Initial Fee”). A first installment of the Initial Fee, in the amount of [***        ] shall be due upon the Effective Date, subject to Envestnet’s successful completion of the Initial Software Test, and shall be payable within thirty (30) days following Envestnet’s successful completion of such Initial Software Test. Subsequent payments of the Initial Fee shall be payable on a quarterly basis in the remaining three (3) quarters of the first twelve (12) months following the Effective Date, within thirty (30) days of the quarter end (and on a pro rata basis for any portion of any calendar quarter) in arrears. FMR’s obligation to pay the Initial Fee, or any subsequent Software License Fees due under this Agreement, or to make any quarterly payment as set forth herein, shall be contingent upon Envestnet’s meeting the milestones set forth in Section 2(c). Without limiting the generality of the foregoing, and notwithstanding anything to the contrary contained herein, the Parties agree that FMR may withhold payment of any subsequent portion of the Initial Fee (or other Software License Fees) then due until such time as the milestone set forth in Section 2(c)(ii) has been satisfied, subject to the time limit on acceptance or rejection as described in such section.

(iii) For purposes of this Section 5, the term “Balance of the Initial Fee” shall mean [***        ] The Parties agree that [***                    ] of the value of the Balance of the Initial Fee shall be allocable to satisfaction of the milestone in Section 2(c)(ii) (the “Source Code Component”) and [***            ] of the value of the Balance of the Initial Fee shall be allocable to the anticipated value of the

***]	Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

Documentation (the “Documentation Component”). The Parties agree mat FMR may withhold the Source Code Component of the Balance of the Initial Fee to the extent that the milestone set forth in Section 2(c)(ii) hereof has not been met, and, commencing as of the payment which comes due twelve (12) months following the Effective Date of this Agreement, and thereafter, FMR may withhold a portion of the Documentation Component of the Initial Fee to the extent that the milestone set forth in Section 2(c)(iii) hereof has not been met. For purposes of implementing the foregoing, the amounts payable by FMR to Envestnet shall be calculated as follows:

(A) FMR shall pay Envestnet (x) (assuming satisfaction of the milestone set forth in Section 2(c)(ii)) the Source Code Component plus (y) an amount equal to the Documentation Component multiplied by the percentage of completion of the Documentation as determined by FMR in accordance with Section 2(c)(iii). For example, for illustrative purposes only, if FMR owes a quarterly Software License Fee payment of [***                ] for the calendar quarter [***                    ] and the Documentation is determined to be [***            ] complete, FMR will pay Envestnet [***            ] which is the Source Code Component [***            ] plus an adjusted Documentation Component of [***                ]

(B) For each successive calendar quarter, FMR shall make a further determination of the state of the Documentation as delivered by Envestnet and assign a percentage of completion.

(1) In the event that Envestnet has not made sufficient progress to increase the Documentation’s then-current level of completion by [***                    ] or more as compared to the overall Documentation milestone requirements, the Documentation Component shall not be increased from the immediately prior calendar quarter. For example, for illustrative purposes only, using the same assumptions set forth in A. above, if the Documentation is [***                    ] complete in the following calendar quarter (an improvement of only [***        ]), the Software License Fee payment shall equal [***        ], which is the Source Code Component [***                ] plus the adjusted Documentation Component from the immediately prior calendar quarter [***                ]

(2) In the event that Envestnet has increased by [***                    ] or more the Documentation’s state of completion, the Documentation Component shall be calculated to reflect the then-current completion percentage. For example, for illustrative purposes only, using the same assumptions set forth in A. above, if the Documentation is [***                ] complete in the following calendar quarter (an improvement of [***                ]), the Software License Fee payment shall equal [***        ] which is the Source Code Component [***        ] plus the adjusted Documentation Component [***        ]

(C) Any portion of the Documentation Component of the Initial Fee that is withheld by FMR on the basis set forth in this Section 5(b)(iii) shall be subject to future payment by FMR to Envestnet upon completion of the Additional Required Documentation as described herein. Notwithstanding anything to the contrary set forth herein, Envestnet shall forfeit all amounts withheld as part of the Documentation Component under the foregoing mechanism to the extent the Documentation is not determined to be one hundred percent (100%) complete within eighteen (18) months following the Effective Date of this Agreement.

(iv) Commencing as of the first anniversary of the Effective Date, Envestnet shall invoice FMR and FMR shall pay Envestnet [***            ] per annum (the “Additional Annual Fee”) for each of the next three (3) years (together with the Initial Fee, the “Software License Fees”), subject to Fidelity’s right to withhold the Documentation Component as set forth herein. The Additional Annual Fee shall be payable on a quarterly basis within thirty (30) days of the quarter end (and on a pro rata basis for any portion of any calendar quarter) in arrears (each such payment, an “Additional Quarterly Fee”).

(c) Total Aggregate Fees. In no event shall the aggregate Software License Fees paid by FMR to Envestnet exceed [***            ].

(d) Payment. Envestnet shall invoice Fidelity for Software License Fees and Platform Services Fees in accordance with the applicable payment schedule set forth above. Payment shall be made by Fidelity within thirty (30) days following Fidelity’s receipt of a proper and accurate invoice.

[***]	Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

(e) Failure to Comply.

(i) If Envestnet has not complied with its obligations under Section 1(d) or 1(e) by failing to implement the consultant’s recommended changes within the stipulated time frame as required by such Section, then, within fifteen (15) days following the end of each calendar quarter during which it is not in compliance, Envestnet shall pay Fidelity, as a penalty, the greater of:

(A)[***                                                         ]

(B)[***                                                         ]

[***                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                    ]

(ii) Fidelity may offset any amounts owing to Envestnet under this Agreement any amounts it is owed under this Section 5(e).

6. REPRESENTATIONS, WARRANTIES AND COVENANTS.

(a) Authority. Each Party represents, warrants and covenants that it is a legal business entity duly organized and validly existing in good standing under the laws of the jurisdiction of its formation and qualified to do business in each state where such qualification is necessary, that it has full power and authority to enter into and perform this Agreement, and that the execution and delivery of this Agreement and the occurrence of the terms, provisions and obligations herein do not constitute a breach or violation under any instrument or agreement by which it is bound, or a breach or violation of or default under any order, statute, rule, regulation, or code of professional conduct or ethics to which it is or may be a party, or to which it is or may be subject. Each Party also represents and warrants that the person signing this Agreement on its behalf has been properly authorized and empowered to do so.

(b) Regulatory Compliance. Envestnet shall ensure that the Software and its delivery of Platform Services complies with all applicable legal and regulatory requirements, including, without limitation, the Investment Advisers Act of 1940 (the “Advisors Act”); the Securities Exchange Act of 1934, the Internal Revenue Code of 1986 (“IRC”), the Employee Retirement Income Security Act of 1974 (“ERISA”) and all other applicable federal and state laws, or regulations or the rules and regulations of any applicable self regulatory organization; provided however that Envestnet will have no compliance responsibilities with respect to any content of the Software provided to Envestnet by Fidelity or any Intermediary. To the extent that there are changes in applicable legal and regulatory requirements, Envestnet shall make the requisite changes in its Software and delivery of Platform Services, providing Fidelity with as much prior written notice of such changes as is practicable. Fidelity shall ensure that the Fidelity Technology utilized in connection with this Agreement complies with all applicable legal and regulatory requirements.

(c) Representations. Warranties and Covenants by Envestnet. Envestnet represents, warrants or covenants, as applicable, that:

(i) the Platform Services and the Software will perform in all material respects in accordance with the applicable specifications therefor;

(ii) as of the Effective Date and at the time of initial delivery of the Software, there is no third party software incorporated within the Software; Envestnet owns, solely and exclusively, all right, title and interest in and to the Software, free and clear of all liens, encumbrances and claims of third parties as of the Effective Date; and Envestnet will promptly notify Fidelity in writing with specificity if any future versions of the Software are subject to third party license rights (all of which shall be commercially available to Fidelity in source and object code format to the same extent and on substantially the same terms and conditions as are applicable to Envestnet, and will not limit Fidelity’s right to use the Software in accordance with the terms and conditions of this Agreement);

[***]	Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

(iii) it has and will have all rights necessary to grant to Fidelity the rights granted under this Agreement, and is not aware of any asserted or unasserted third party claims challenging or affecting any right granted hereunder;

(iv) all Software and media on which the Software is delivered hereunder shall be free of any and all (A) “time bombs”, time-out or deactivation functions or other means designed to terminate the operation of the Software (other than at the direction of the user), (B) “back doors” or other means whereby Envestnet or any other party may remotely access and/or control the Software, a server (or other computer hardware or equipment) or Fidelity’s network without Fidelity’s express authorization, (C) any functions whereby the Software transmits data to any destination not specified by Fidelity or the user of the Software, (D) copy prevention mechanisms, (E) functions or routines that will surreptitiously delete or corrupt data in such a manner as to interfere with the normal operation of the Software, and (F) computer viruses;

(v) it has not incorporated any Open Source Software into, or combined Open Source Software with, the current version of the Software as of the Effective Date or used Open Source Software to provide the current version of the Software as of the Effective Date. Envestnet shall notify Fidelity as and when it incorporates any Open Source Software into, or combines Open Source Software with, any future versions of the Software, or uses Open Source Software to provide any future version of the Software and shall only do so in compliance with the applicable Open Source Software license agreements and in a manner that will not require disclosure and/or distribution by Fidelity in Source Code form of the Software, derivative works thereof and/or other software incorporated into, derived from or distributed with the Software and/or derivative works thereof; prohibit or limit Fidelity from charging a fee or receiving consideration in connection with distributing any of the Software and/or derivative works thereof; or require the licensing to third parties of any of the Software, derivative works thereof and/or other software incorporated into, derived from or distributed with the Software and/or derivative works thereof. “Open Source Software” shall mean each of (i) any software that contains, or is derived in any manner (in whole or in part) from, any software that is distributed as free software, open source software (for example, Linux) or pursuant to similar licensing and distribution models and (ii) any software that requires as a condition of use, modification and/or distribution of such software that such software or other software incorporated into, derived from or distributed with such software (a) be disclosed or distributed in Source Code form; (b) be licensed for the purpose of making derivative works or (c) be redistributable at no (or a minimal) charge. Open Source Software includes, without limitation, software licensed or distributed pursuant to any of the following licenses or pursuant to distribution models similar to any of the following: (A) GNU General Public License (GPL) or Lesser/Library GPL (LGPL); (B) the Artistic License (for example, PERL); (C) the Mozilla Public License; (D) the Netscape Public License or (E) the Sun Community Source License (SCSL), the Sun Industry Source License (SISL) or the Apache Server License);

(vi) it has disclosed to Fidelity all hardware and software required for the proper operation of the Software in accordance with the applicable Specifications;

(vii) Schedule 6(c)(vii). which shall be completed and attached hereto within thirty (30) days following the Effective Date, sets forth a true and complete list of all third party software incorporated within the Software;

(viii) the Software shall be interoperable with any third party software required, recommended or provided by Envestnet, including forward compatibility as between sequential versions of the Software;

(ix) the Platform Services and all services to be performed by Envestnet hereunder will be performed by appropriately qualified and trained personnel A) in a professional and workmanlike manner with due care and diligence and to the highest standards of quality as is customary in the industry; B) in compliance with the terms and conditions of this Agreement; and C) in accordance with all applicable professional standards for the field of expertise;

(x) it will comply with all applicable federal, state and local rules and regulations in providing the Platform Services, the Software and related services, and has obtained, or will timely obtain, any and all permits, licenses and third party consents to provide the Platform Services, the Software and related services;

Confidential Treatment Requested

(xi) the Platform Services, Software and related services provided by Envestnet under this Agreement do not, and shall not infringe upon any intellectual property right, or violate the right of privacy or publicity or any other proprietary or contractual right, of any third party:

(xii) there are no claims, actions, suits or proceedings pending, or to the knowledge of Envestnet, threatened, that allege that the use of the Platform Services, the Software or any component thereof infringes the rights, including the intellectual property rights, of any third party;

(xiii) to the knowledge of Envestnet, there is no unauthorized use and no infringement or misappropriation of the Software by any third party:

(xiv) it has not offered or given, and shall not offer or give, to any employee, agent or representative of any Fidelity Company, any gratuity or inducement with a view toward securing any business from any Fidelity Company or influencing such person with respect to terms, conditions, or performance of any business dealing with or from any Fidelity Company. Without in any way limiting the rights and remedies available to Fidelity in the event of the inaccuracy or breach of any representation, warranty or covenant made in this Section 6(c), any breach of the representation, warranty and covenant set forth in this Section 6(c)(xiv) shall be considered a material breach of this Agreement, and shall allow Fidelity to terminate this Agreement immediately at its sole discretion and allow Fidelity to avail itself of any and all remedies either at law or in equity; and

(xv) All Customer Agreements among Envestnet, an Intermediary and a Customer, and all sub-management agreements between Envestnet and sub-managers available on the platform conform to the standard form of agreements attached hereto as Exhibit G. Envestnet has notified Fidelity in writing with sufficient specificity and provided copies of any material deviations or material exceptions made to such terms and conditions and shall continue to update Fidelity until such time as the Detailed Transition Plan has been fully implemented.

7. DISCLAIMER OF WARRANTIES.

(a) Envestnet Disclaimer. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, ENVESTNET MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AS TO THE ENVESTNET TECHNOLOGY, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. FMR HEREBY ACKNOWLEDGES THAT IT HAS NOT RELIED UPON ANY REPRESENTATION OR WARRANTY MADE BY ENVESTNET EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT. IN ADDITION, NOTWITHSTANDING ANY PROVISION HEREOF, ENVESTNET DOES NOT WARRANT THAT THE OPERATION OF THE ENVESTNET TECHNOLOGY WILL BE UNINTERRUPTED OR ERROR FREE.

(b) Fidelity Disclaimer. FIDELITY MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AS TO THE FIDELITY TECHNOLOGY, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. ENVESTNET HEREBY ACKNOWLEDGES THAT IT HAS NOT RELIED UPON ANY REPRESENTATION OR WARRANTY MADE BY FIDELITY EXCEPT IF AND TO THE EXTENT SPECIFICALLY SET FORTH IN THIS AGREEMENT. IN ADDITION, AND NOTWITHSTANDING ANY PROVISION HEREOF, FIDELITY DOES NOT WARRANT THAT THE OPERATION OF THE FIDELITY TECHNOLOGY WILL BE UNINTERRUPTED OR ERROR FREE. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, ENVESTNET SHALL HAVE NO RESPONSIBILITY OR LIABILITY FOR ANY FAILURE OF THE FIDELITY TECHNOLOGY (UNLESS, SUBJECT TO ANY AND ALL OTHER DISCLAIMERS OF LIABILITY BY ENVESTNET IN THIS AGREEMENT, SUCH FAILURE WAS CAUSED BY ENVESTNET) OR FOR ANY CONTENT OF THE SOFTWARE PROVIDED TO ENVESTNET BY FIDELITY OR AN INTERMEDIARY.

8. CONFIDENTIALITY.

(a) Exchange of Confidential Information. Envestnet and Fidelity acknowledge that in the course of this Agreement, each Party (the “Receiving Party”) will become familiar with certain confidential technical and

Confidential Treatment Requested

business information of the other Party (the “Disclosing Party”) which the Disclosing Party desires the Receiving Party treat as confidential. As used in this Agreement, “Confidential Information” means any information disclosed at any time by the Disclosing Party to the Receiving Party, which is designated as “Confidential,” “Proprietary” or some similar designation, or which the Receiving Party knows or should reasonably know is proprietary, confidential or a trade secret, whether disclosed orally, in writing, or in any other manner. Fidelity and Envestnet each hereby agree to maintain the confidentiality of this Agreement and the other Party’s Confidential Information in strict confidence using at least the degree of care and security as each uses to maintain the confidentiality of its own most Confidential Information of similar nature. Neither Party shall disclose the other Party’s Confidential Information to any third party except as permitted under this Agreement. Each Party shall use the other Party’s Confidential Information only to perform its obligations under this Agreement, and to exercise the rights granted to it hereunder, and shall disclose such Confidential Information only within its organization (including its affiliates) and only to those of its or its affiliates’ employees who need to know such information in order to perform its obligations under this Agreement. Each Party may disclose the Confidential Information of the other Party to those of its subcontractors, consultants and agents who have executed an agreement containing a provision substantially conforming to the confidentiality terms of this Agreement and who reasonably need to know such information in order to perform the Receiving Party’s obligations under this Agreement, or to enable the Receiving Party to exercise the rights granted to it hereunder.

(b) Exceptions. Information shall not be considered Confidential Information of the Disclosing Party if it: (i) is publicly available prior to or after disclosure hereunder other than through acts or omissions attributable to the Receiving Party’s employees or representatives; (ii) is already known by the Receiving Party or its affiliates at the time of disclosure hereunder; (iii) is disclosed in good faith to the Receiving Party or any of its affiliates by a third party having a lawful right to do so; or (iv) was independently developed by the Receiving Party or any of its affiliates without reference to the Disclosing Party’s Confidential Information.

(c) Return of Confidential Information. Upon termination or expiration of this Agreement, each Party shall (x) destroy all of the other Party’s Confidential Information or, at the other Party’s written direction, return the applicable items to the requesting Party, and (y) upon request by the other Party, provide the other Party with a written certification by an officer of the other Party certifying that such Confidential Information has been destroyed or returned, as the case may be. Notwithstanding the foregoing, Fidelity shall have the right following expiration or termination to use Confidential Information disclosed to it by Envestnet hereunder in furtherance of and pursuant to the terms of the licenses granted to Fidelity under this Agreement which survive such expiration or termination.

(d) Residuals. Notwithstanding the foregoing, the Receiving Party shall be free to use in its business activities the Residuals (as defined in this Section 8(d), below) from Confidential Information disclosed to the Receiving Party hereunder. For purposes of the foregoing, “Residuals” means the general ideas, concepts and know-how contained in Confidential information that is retained in the unaided memories of those employees, consultants or independent contractors of the Receiving Party who have had access to Confidential Information in accordance with this Agreement. The foregoing does not permit the intentional memorization of any Confidential Information for the sole purpose of evading obligations contained in this Agreement, and does not include any license or right to the Disclosing Party’s copyrights, patents or other proprietary rights,

(e) Privacy. Each Party acknowledges that as a financial institution, the other Party may be subject to certain laws and regulations regarding the privacy and protection of consumer information and/or personally identifiable information, and that any receipt or use of such information by either Party may also be subject to compliance with such laws and regulations. Notwithstanding the provisions of Sections 9(a) and 9(b) above, information that represents personally identifiable information of a Client, any personnel of an Intermediary or any personnel of Fidelity shall always be considered to be Confidential Information of Fidelity.

(f) Legal Action. If either Party is confronted with legal action to disclose any portion of the other Party’s Confidential Information, that Party shall promptly notify and shall use commercially reasonable efforts to assist the other Party (at the other Party’s expense) in obtaining a protective order or other similar order, and shall thereafter disclose only the minimum portion of the other Party’s Confidential Information that is required to be

Confidential Treatment Requested

disclosed in order to comply with the legal action, whether or not a protective order or other order has been obtained.

(g) Notification of Unauthorized Use. Each Party agrees to notify the other of any unauthorized disclosure or use of the other Party’s Confidential Information promptly following such Party’s discovery of such disclosure or use and shall promptly take measures to minimize the effect of such unauthorized disclosure or use and to prevent its recurrence.

(h) Injunctive Relief. Subject to Section 4(c) above, Envestnet and Fidelity acknowledge that their disclosure of any of the other’s Confidential Information without the other’s prior written consent would cause continuing, substantial and irreparable injury to the other Party and that the other Party’s remedies at law for such disclosure will not be adequate. Accordingly, the Parties agree that the Disclosing Party shall be entitled to immediate injunctive relief against the breach or threatened breach of the foregoing undertakings by the Receiving Party, and that such rights shall be in addition to, and not in limitation of, any other rights or remedies to which the Disclosing Party may be entitled at law or equity.

9. PRIVACY OF CUSTOMER INFORMATION. The Receiving Party shall disclose to any third party any personally identifiable information or data concerning or relating to a Disclosing Party’s employees or any Customers or prospective Customers, or any information or data that the Receiving Party collects or derives from interactions with the Disclosing Party or any Intermediary or their respective employees, Customers or prospective Customers (“Personal Information”). In no event shall any Personal Information be used by the Receiving Party for any purpose whatsoever (including, without limitation, with respect to Envestnet, the marketing of Envestnet’s other products or services) other than for the purpose of performing the Services in accordance with this Agreement, provided however, that a Fidelity Company may utilize the Personal Information for marketing and similar purposes in accordance with its agreements with the owner of such Personal Information, its privacy policies and applicable law. Envestnet is expressly prohibited from using any information obtained under this Agreement, including without limitation Personal Information or any other Fidelity Confidential Information to contact or market to employees, Customers or prospects of any Fidelity Company through any means for any other purpose other than in coordination with Fidelity. The Receiving Party agrees that such Personal Information shall not be given, bartered, sold, traded, transferred, transmitted or exchanged in any way to any third party for any uses other than in accordance with this Section 9 and applicable law. Should Envestnet wish to share any such Personal Information with an affiliate of Envestnet or a third party for the purpose of providing the Software or performing the Platform Services, Envestnet shall obtain the prior written approval of Fidelity, and obtain and provide to Fidelity the written agreement of any such affiliate or third party to comply with the obligations set forth in this Section. Notwithstanding the foregoing, in the case of an “Envestnet Affiliate” (as defined in this Section 9, below), or any approved third party identified in Exhibit M, Envestnet shall not be required to obtain the written approval of Fidelity as a condition of the disclosure of such Personal Information, but shall obtain and provide to Fidelity the written agreement of any such Affiliate or Exhibit M third party to comply with the obligations set forth in this Section. For purposes of this Section 9, the term “Envestnet Affiliate” shall mean with respect to Envestnet, those other entities that Control, are Controlled by, or under common Control with Envestnet; and where “Control” and its derivatives mean, with respect to any entity: (a) the legal, beneficial, or equitable ownership, directly or indirectly, of (i) greater than fifty percent (50%) of the aggregate of all voting equity interests in such entity or (ii) equity interests having the right to greater than fifty percent (50%) of the profits of an entity or, in the event of dissolution, to greater than fifty percent (50%) of the assets of such entity; or (b) in the case of a partnership, the holding of the position of sole general partner. Except as otherwise required by applicable law, the Receiving Party shall, upon termination or expiration of this Agreement, or upon demand by the Disclosing Party, promptly return to the Receiving Party any and all of the Disclosing Party’s Confidential Information (including Personal Information) together with any copies or reproductions thereof and destroy all related data in its computer and other electronic files. The Receiving Party shall at such time provide the Disclosing Party with a certificate signed by an officer of the Receiving Party certifying that all such Confidential Information has been returned to the Disclosing Party or destroyed. The Receiving Party will erase all the Disclosing Party’s Confidential Information from all forms of magnetic and electronic media using a method that ensures that it cannot be recovered to the extent permitted by

Confidential Treatment Requested

applicable law. The Receiving Party shall cooperate and provide information requested by the Disclosing Party to permit the Disclosing Party to evaluate the method of data destruction.

10. INDEMNIFICATlON.

(a) Indemnification by Fidelity. FMR agrees to defend, indemnify and hold harmless Envestnet and its officers, directors, employees, agents and affiliates, against any and all damages, losses and costs, including reasonable attorneys’ fees and court costs, arising from or in any way related to any threatened or actual claim, investigation, lawsuit or other legal or regulatory proceeding brought by a third party (collectively, “Claims”) resulting from or based on (i) Fidelity’s material breach of its obligations under this Agreement or any action or failure to act on the part of Fidelity that constitutes negligence or willful misconduct, (ii) any allegation that the Fidelity Technology or any other software, algorithm, design, plan, drawing, specification or service furnished hereunder by Fidelity, or Envestnet’s or an Intermediary’s use of any of the foregoing in accordance with this Agreement, infringes or represents a misappropriation of any copyright, patent, trade secret, trademark or other proprietary or contractual right of any third party, provided that Fidelity shall not be liable to the extent the infringement or misappropriation relates to the combination of the foregoing with any materials not provided by Fidelity hereunder and for which the Fidelity Technology was not intended to be used, (iii) Fidelity’s failure to comply with Section 9 above or (iv) any act, omission or liability of Fidelity under any Tri-Party Agreement, other Client agreement or other similar obligation which has been explicitly assigned to or assumed by a Fidelity Company in writing in connection with the Transition Plan, to the extent that such act or omission, or the basis for such liability, arises after the effective date of such assignment or assumption (excluding, however, any Claim or liability due to Envestnet’s breach of its obligations under this Agreement or any other agreement by or among Fidelity, Envestnet, the Client, or any combination thereof).

(b) Indemnification by Envestnet. Envestnet agrees to defend, indemnify and hold harmless FMR, Fidelity Affiliates and their respective officers, directors, employees, agents and affiliates, against any and all damages, losses and costs, including reasonable attorneys’ fees and court costs arising from or in any way related to any Claim against FMR, any Fidelity Affiliate or an Intermediary resulting from or based on (i) Envestnet’s material breach of its obligations under this Agreement or any action or failure to act on the part of Envestnet that constitutes negligence or willful misconduct, or (ii) any allegation that the Envestnet Technology or any other software, algorithm, design, plan, drawing, specification or service furnished hereunder by Envestnet, or Fidelity’s or an Intermediary’s use of any of the foregoing in accordance with this Agreement, infringes or represents a misappropriation of any copyright, patent, trade secret, trademark or other proprietary or contractual right of any third party, provided that Envestnet shall not be liable to the extent the infringement or misappropriation relates to the combination of the foregoing with any materials not provided by Envestnet hereunder and for which the Software was not intended to be used, (iii) Envestnet’s failure to comply with Section 9 above or the security and data privacy requirements set forth in Exhibit E or (iv) any act, omission or liability of Envestnet under any Tri-Party Agreement, other Client agreement or other similar obligation which has been assigned to or assumed by a Fidelity Company in connection with the Transition Plan, to the extent that such act or omission, or the basis for such liability, arises prior to the effective date of such assignment or assumption.

(c) Indemnification Procedures. The indemnified Party shall promptly give written notice to the indemnifying Party of its receipt of any Claim for which it would be indemnified pursuant to Sections 10(a) or 10(b) above, provided, however, that the failure of the indemnified Party to provide prompt notice shall only relieve the indemnifying Party from its obligations under this Section 10 to the extent that such late notice prejudiced its defense. The indemnifying Party shall have the right to control and direct the investigation, defense and settlement of such Claim, provided that if the indemnifying Party fails or elects not to either defend or settle such Claim, the indemnified Party may defend and/or settle such Claim and the indemnifying Party agrees to pay to the indemnified Party any and all damages and expenses (including attorney’s fees) incurred and/or amounts paid in settlement by the indemnified Party. The indemnified Party may, at its own cost, participate in such investigation, defense and settlement of such Claim and any appeal arising therefrom. Upon request, the indemnified Party shall cooperate in all reasonable respects, at the indemnifying Party’s cost and expense, with the indemnifying Party and its attorneys in the investigation, trial and defense of such Claim, and any appeal arising therefrom. The indemnified Party has the right to review and approve any counsel, which approval shall not be unreasonably withheld, selected by the indemnifying Party to defend the indemnified Party and the terms

Confidential Treatment Requested

and conditions of any settlement affecting the indemnified Party, which approvals shall not be unreasonably withheld. The indemnifying Party shall not agree to any settlement that imposes restrictions on the indemnified Party or requires any action by the indemnified Party without the indemnified Party’s prior written consent, which consent shall not be unreasonably withheld.

(d) Actions in the Event of a Claim. In the event of any Claim of the type described in Section 10(b)(ii) above, Envestnet shall, at its option and expense, (i) procure for Fidelity and Intermediaries the right to continue to use the Software, or (ii) replace or modify of the Software or portion thereof so it no longer infringes or represents a misappropriation of such copyright, patent, trade secret, trademark or other proprietary or contractual right, so long as the utility to Fidelity and Intermediaries of the Software and the performance of the Software are not materially impaired and the Software continues to conform to the specifications therefor.

11. LIMITATIONS OF LIABILITY. TO THE MAXIMUM EXTENT PERMITTED BY LAW, AND NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN:

(a) IN NO EVENT WILL EITHER PARTY (OR ITS AFFILIATES) BE LIABLE TO THE OTHER PARTY FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, EXEMPLARY, PUNITIVE OR SPECIAL DAMAGES, INCLUDING (WITHOUT LIMITATION) DAMAGES ARISING OUT OF OR IN CONNECTION WITH ANY LOSS OF PROFIT, LOSS OF DATA, INTERRUPTION OF SERVICE, OR LOSS OF BUSINESS OR ANTICIPATORY PROFITS, EVEN IF THAT PARTY HAS BEEN APPRISED OF THE LIKELIHOOD OF SUCH DAMAGES. EXCEPT (i) FOR AMOUNTS PAYABLE PURSUANT TO SECTIONS 10(a)(ii) AND 10(b)(ii) ABOVE, AND (ii) TO THE EXTENT ARISING FROM A BREACH OF SECTION 8 OR 10 ABOVE, IN NO EVENT SHALL FIDELITY’S AGGREGATE CUMULATIVE LIABILITY TO ENVESTNET, OR ENVESTNET’S AGGREGATE CUMULATIVE LIABILITY TO FIDELITY, RESPECTIVELY, FOR ALL CLAIMS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, EXCEED THE AMOUNTS PAID TO ENVESTNET BY FIDELITY IN THE TWELVE (12) MONTHS IMMEDIATELY PRECEDING THE DATE UPON WHICH THE CLAIM FIRST AROSE.

(b) IN NO EVENT WILL ENVESTNET BE LIABLE TO FIDELITY OR ITS AGENTS FOR ANY DAMAGES ARISING OUT OF (i) SECURITIES BROKERAGE ACTIVITIES OR INVESTMENT ADVISORY ACTIVITIES OF FIDELITY OR ITS AGENTS; (ii) THE INVESTMENT ADVISORY ACTIVITIES OF ENVESTNET’S APPROVED MONEY MANAGERS (I.E., MONEY MANAGERS ON WHOM ENVESTNET HAS PERFORMED DUE DILIGENCE) AND ANY DAMAGES RESULTING THEREFROM UNLESS ENVESTNET WAS NEGLIGENT IN THE SELECTION OR OVERSIGHT OF SUCH APPROVED MONEY MANAGERS; (iii) IMPROPER DISTRIBUTION OR USE OF FIDELITY’S PASSWORDS BY FIDELITY, ITS AGENTS, ANY INTERMEDIARY OR CLIENTS; OR (iv) ANY LOSS INCURRED WITH RESPECT TO ANY CLIENT’S ACCOUNT DUE TO PERFORMANCE OR INVESTMENT RESULTS EXCEPT WHERE SUCH LOSS RESULTS DIRECTLY FROM NEGLIGENCE OR WILLFUL MISCONDUCT OF ENVESTNET OR ITS AGENTS.

(c) ENVESTNET ASSUMES NO LIABILITY FOR THE DELAY, FAILURE, INTERRUPTION, LOSS, OR CORRUPTION OF ANY DATA OR OTHER INFORMATION TRANSMITTED IN CONNECTION WITH USE OF THE ENVESTNET TECHNOLOGY PROVIDED THAT SUCH DELAY, FAILURE, INTERRUPTION, LOSS, OR CORRUPTION WAS NOT IN ANY MATERIAL RESPECT DUE TO ENVESTNET’S ACT AND PROVIDED FURTHER THAT ENVESTNET HAS COMPLIED WITH ITS OBLIGATIONS SET FORTH IN SECTION 12(f) BELOW. FIDELITY ACKNOWLEDGES THAT THE ENVESTNET TECHNOLOGY TRANSMITS INFORMATION OVER LOCAL EXCHANGE, INTEREXCHANGE AND INTERNET BACKBONE CARRIER LINES AND THROUGH ROUTERS, SWITCHES AND OTHER DEVICES OWNED, MAINTAINED AND SERVICED BY THIRD PARTY LOCAL EXCHANGE AND LONG DISTANCE CARRIERS, UTILITIES, INTERNET SERVICE PROVIDERS AND OTHERS, ALL OF WHICH ARE BEYOND THE CONTROL OF ENVESTNET. IN THE EVENT OF A DELAY, FAILURE, INTERRUPTION, LOSS OR CORRUPTION OF DATA, ENVESTNET WILL WORK WITH THE APPROPRIATE THIRD PARTY TO RESTORE THE SERVICES AS PROMPTLY AS POSSIBLE.

12. MISCELLANEOUS.

Confidential Treatment Requested

(a) Use of Names; Press Release. Except as set forth elsewhere herein, any use of the other Party’s name or logo or that of its products or services and any description by either Party of the other Party, its products or services is subject to the review and written approval of the other Party prior to use, which approval shall not be unreasonably withheld. Neither Party shall issue a press release with regard to the existence, terms or conditions of this arrangement, or with regard to the relationship among the Parties created by this arrangement without the prior review and approval of such press release by the other Party.

(b) Relationship of the Parties. In performing this Agreement, the Parties shall at all times be independent contractors rather than agents, partners, representatives, or employees of each other, and neither Party shall have any authority to act for or bind the other Party. Nothing in this Agreement shall be deemed to create an agency, employment, partnership, joint venture or similar relationship between Fidelity and Envestnet. Neither Fidelity nor Envestnet shall represent or imply in any way to Clients or any third Parties that it is an officer, director, employee, agent, representative, partner, joint venture or affiliate of the other.

(c) Notices. Except where provided otherwise, notices hereunder shall be in writing and shall be delivered by hand, sent by a nationally recognized overnight courier, or sent by registered or certified mail, return receipt requested, postage prepaid, and properly addressed to the Parties at the following addresses:

If to Fidelity:         FMR LLC

                           Corporate Business Development

                           82 Devonshire Street

                           Boston, MA 02109

                           Attention: Michael Fox, Executive Vice President

                           With a copy to

                           FMR LLC

                           Legal Department

                           82 Devonshire Street

                           Boston, MA 02109

                           Attention: Jay Freedman, Senior Vice President

If to Envestnet:     Envestnet Asset Management, Inc.,

                          35 East Wacker Drive

                          Suite 1600

                          Chicago, IL 60601

                          Attention: General Counsel

Notices shall be effective upon receipt by the receiving Party.

(d) Freedom of Action. Envestnet acknowledges and agrees that nothing in this Agreement shall preclude Fidelity from developing, procuring and/or marketing products, software or services comparable to those offered by Envestnet, provided that this section is not intended to expand the use and license rights granted to Fidelity under this Agreement with respect to the Software and the Documentation. Envestnet shall not assert any claim or cause of action against any Fidelity Company based on a Fidelity Company’s development, marketing, sale, licensing or provision of any software, website, service or product to the extent that the claim or cause is based on any legal theory that (i) alleges that such software, website, service or product infringes Envestnet’s copyright or trademark rights in those provided by Envestnet under this Agreement to the extent such claim is based upon: (x) the sequence or organization of menus, commands or tool bars, (y) use of nomenclature that is not unique to, originated by, or a trademark of Envestnet, or (z) placement of the same or similar type of content in the same or similar on screen location, or (ii) is based on similarities in the software, website, service or product offered by Fidelity or its affiliate compared to those offered by Envestnet that (a) are required by (1) the use of the same hardware or software platform in implementing such software, website, service or product, (2) the

Confidential Treatment Requested

use of similar third party technology or content in such software, website, service or product, or (3) the need to comply with or to provide a format to comply with regulatory requirements or common industry standards that do not originate from Envestnet’s products or services, or (b) individually represent generic functionality relating to data processing, website operations, or investment advisory services, provided that any such software, website, service or product does not use any software owned by Envestnet, and provided further that Fidelity does not violate the terms of this Agreement and does not utilize the Envestnet Technology or any confidential information of Envestnet protected under Section 8 hereunder in making, procuring or marketing such products or services. Except with respect to the matters described above in this section, Envestnet is not waiving any rights to assert claims based on copyright infringement, trademark infringement, patent infringement, misappropriation of trade secrets or breach of confidentiality.

(e) Right to Audit. Subject to Fidelity’s compliance with the confidentiality provisions of Section 8, Envestnet will keep and make available for inspection, examination and audit of Fidelity, its authorized employees, agents, representatives or auditors at all reasonable times, all data relating to the furnishing of services hereunder. Envestnet will maintain and provide upon request by FMR reasonably complete records to substantiate all variable charges. At such time as Fidelity has transitioned the hosting of the platform services internal to Fidelity and is obligated to pay Technology service fees to Envestnet in accordance with the schedule set forth in Exhibit F, based upon the value of certain assets, Fidelity will certify in writing on an annual basis to Envestnet upon written request the value of such assets as of the applicable date.

(f) Disaster Contingency Plan. At all times when Envestnet is providing Platform Services, Envestnet shall maintain contingency plans, recovery plans and proper risk controls to ensure Envestnet’s continued performance under this Agreement (the “Business Continuity Plan”) and invoke it when necessary, the most current version of which is attached hereto as Exhibit H. The Business Continuity Plan shall address testing, control functions, accountability and corrective actions to be immediately implemented, as necessary. Where appropriate, this shall include, but not be limited to, recovery strategy supported in diverse geographic locations, documented recovery plans covering all areas of operation necessary to deliver the Services pursuant to this Agreement, vital records protection and testing plans, and identification of alternative service providers in given markets. The Business Continuity Plan shall provide, without limitation, for alternative means of transmitting and processing data, off-site back-up of critical data files, program information, software, documentation, forms and supplies. Envestnet will keep the Business Continuity Plan current with reasonable market standards and provide additional details as required for the continued performance of the Services or as specified by Fidelity. The Business Continuity Plan shall provide for recovery after both short and long term disruptions in facilities, communications and data processing equipment. Short term disruptions must he protected through workarounds, redundant resources and network diversity. The Business Continuity Plan must also address contingency plans for total destruction of Envestnet’s business operations for a period of thirty (30) calendar days or longer, Envestnet’s recovery objectives (time to full restoration and amount of lost data tolerated) shall meet or exceed the applicable performance and service level standards set forth in Exhibit B of this Agreement. Envestnet shall update and provide to Fidelity for its review and approval, at least annually, copies of its Business Continuity Plan and all business continuity exercise final reports. Envestnet shall engage in business continuity testing at least annually. If requested, Envestnet shall allow Fidelity to observe its business continuity tests. Envestnet shall cooperate with Fidelity in the development, implementation, execution, and reasonable testing of Fidelity’s business continuity plans with respect to the Platform Services, provided that this cooperation shall not require Envestnet to suspend its services or operations or materially impact Envestnet’s daily processing service levels and other commitments to its customers. If Envestnet is providing the electronic interchange of data with Fidelity, Envestnet shall participate, if requested, in any Fidelity data center exercise to validate recovery connectivity, provided that the validation shall not require Envestnet to suspend its services or operations or materially impact Envestnet’s daily processing service levels and other commitments to its customers. Envestnet shall continue to provide the Services and/or Software to Fidelity in the event Fidelity activates its own business continuity plan or moves to an interim site to conduct its business, including during tests of Fidelity’s contingency operations plans, provided, however, to the extent Fidelity’s actions described in this sentence require Envestnet to incur additional costs, Fidelity will reimburse Envestnet for those costs..

Confidential Treatment Requested

(g) Insurance and Bonding. Envestnet agrees to carry and maintain at its own cost with such companies as are reasonably acceptable to Fidelity the following minimum levels of insurance and bonding:

(i) Workers’ Compensation insurance for its own employees that meets the statutory limits of the states in which Envestnet operates and all federal statutes and regulations, if applicable:

(ii) Employer’s Liability insurance of not less than $500,000 combined single limit per occurrence, if applicable;

(iii) Commercial General Liability of not less than $1,000,000 per occurrence and $2,000,000 in the aggregate including contractual liability;

(iv) Comprehensive Automobile Liability including coverage for hired, non-owned and leased vehicles with a combined single limit of $1,000,000 per occurrence;

(v) Umbrella or Excess Liability insurance in excess of the coverages listed in (iii) and (iv) above in the amount not less than $5,000,000 per occurrence;

(vi) Employee dishonesty and/or commercial crime coverage, with limits of not less than $2,000,000;

(vii) Net Advantage Internet Media and Security Liability of not less than $1,000,000 in the aggregate; and

(viii) Professional Liability Insurance (also known as errors and omissions) with combined single limits of not less than $2,000,000. Such coverage to be maintained for not less than two (2) years beyond the termination of this Agreement.

All certificates of insurance maintained hereunder will contain a provision that the coverage will not be canceled without thirty days prior written notice (mailed first class, hand-delivered or certified mail, return receipt requested) to FMR.

FMR LLC and all subsidiary and affiliated companies are to be named as an additional insured as their interest may appear under the policies indicated in (iii) and (iv) above. All coverage listed above shall apply on a primary basis and include a waiver of subrogation in favor of FMR LLC. Envestnet shall furnish to FMR LLC certificates of insurance evidencing such coverage to the address stated below. All certificates shall provide thirty (30) days written notice to FMR LLC prior to the effective date of any material modification or termination of coverage. Nothing in this section shall deem to limit the Envestnet’s liability to the amounts stated above or to limit any coverage of Envestnet’s insurance policies.

Insurance certificates and notices of modification or termination shall clearly state the Envestnet’s name and shall be sent to:

Fidelity Investments

PO Box 2092

Merrimack, NH 03054-2092

Attention: Risk Management

Or fax: 603-864-2936

(h) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Massachusetts, without reference to its conflicts of laws rules, and as necessary the laws of the United States. All actions arising under or in connection with this Agreement shall be brought in the state and federal courts located in Suffolk County, Massachusetts, and the Parties hereby consent to the exclusive jurisdiction of such courts and waive, to the fullest extent permitted by applicable law, the right to make any objection based on venue or inconvenient forum. EACH PARTY HERETO HEREBY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT

Confidential Treatment Requested

OF THIS AGREEMENT, OR THE SUBJECT MATTER HEREOF. The Parties agree that the Uniform Computer Information Transactions Act shall not apply to this Agreement.

(i) Severability. If any provision of this Agreement is determined by any court of competent jurisdiction to be invalid or unenforceable, such provision shall be interpreted to the maximum extent to which it is valid and enforceable, all as determined by such court in such action, and the remaining provisions of this Agreement will, nevertheless, continue in full force and effect without being impaired or invalidated in any way.

(j) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement.

(k) Headings. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the size, extent or intent of this Agreement or any provision hereof.

(l) Assignment. Neither Party may assign this Agreement, by operation of law or otherwise, without the prior written consent of the other Party, which consent will not be unreasonably withheld. Notwithstanding the foregoing, either Party may, without obtaining the prior written consent of the other Party, assign this Agreement and its rights and obligations hereunder (i) to an affiliate of the assigning Party, (ii) in connection with the disposition of substantially all of the business and assets of the assigning Party to which this Agreement relates, or (iii) in connection with the merger or corporate reorganization involving the assigning Party, provided, however, that in the case of (i), (ii) and (iii) above, the assignee is not a competitor (or an affiliate of a competitor) of the other Party or any of the other Party’s affiliates.

(m) Force Majeure. Neither Party shall be held responsible for any delay or failure to perform any part of this Agreement to the extent such delay or failure results from any cause beyond its control and without the fault or negligence of the Party claiming excusable delay, such as acts of God, acts of war, extraordinary acts of the United States of America or any state, territory or political subdivision thereof, fires, storms, floods, epidemics, work stoppages, strikes, embargoes and similar events (collectively, “Force Majeure”), Notwithstanding the foregoing, the occurrence of a Force Majeure shall not relieve Envestnet of its obligation to invoke and follow the Disaster Recovery Plan.

(n) Survival. The provisions of Sections 2(a) (except as otherwise provided in Section 4(c) hereof), 2(d)(vi), 2(g), 2(h), 2(i), 4(c), 7, 8, 9, 10, 11 and this Section 12 shall survive the termination of this Agreement and continue in full force and effect.

(o) Entire Agreement. This Agreement, together with its attachments, constitutes the entire understanding and agreement between the Parties with respect to the subject matter hereof and supersedes any and all prior or contemporaneous oral or written communications with respect hereto, all of which are merged herein (except that the Existing Agreements shall remain in effect subject to the provisions of Section 3 hereof). This Agreement may not be altered, amended, or modified except by a written instrument signed by an authorized representative of each Party.

signature page follows

Confidential Treatment Requested

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the Effective Date.

ENVESTNET ASSET MANAGEMENT, INC.

By:	/s/ Judson Bergman	Date:	3/31/08
Name:	Judson Bergman
Title:	Chief Executive

FMR LLC

By:		Date:
Name:
Title:

2

Confidential Treatment Requested

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the Effective Date.

ENVESTNET ASSET MANAGEMENT, INC.

By:		Date:
Name:
Title:

FMR LLC

By:	/s/ RODGER LAWSON	Date:	April 13, 2008
Name:	RODGER LAWSON
Title:	PRESIDENT – FMR

By:	/s/ MICHAEL CLARK	Date:	April 13, 2008
Name:	MICHAEL CLARK
Title:	PRESIDENT – IPG

Confidential Treatment Requested

EXHIBIT A

Platform Services

1.	Technology (when Envestnet provides Hosting):

(a) Software Updates: Envestnet shall continue to develop and enhance the Software used to provide Platform Services. Envestnet shall promptly notify Fidelity of the commencement of a new release development cycle for a Software Update, and shall inform Fidelity of the enhancements Envestnet plans to make to the Software; discuss with Fidelity the likely impact of the new release on Customers; and give Fidelity the opportunity to provide feedback with respect to the planned new release. Software Updates will be released into both the base Envestnet UMP platform and the Fidelity customized version in accordance with the following release process: approximately 21 days before a new scheduled release Envestnet will post new Software and associated Documentation to a User Acceptance Test (UAT) website. For the next 21 days Envestnet will fix any significant defect it is notified of and is able to replicate, provided, however, that if despite such efforts defects remain that could cause an adverse impact on Customers, Envestnet will not release the new Software Update until such defects have been resolved by Envestnet. On the scheduled release day the final Software will be moved to a production web site, the Software will be released, and when the production web site is brought back up Clients accessing the Software will be moved forward to the newer version. If following production release Customers experience problems with the Software Update Envestnet will resolve such problems and fix errors or defects in accordance with the provisions of Exhibit B and will also give Customers the option of utilizing the prior version of the Software, on a fully supported basis, until such problems have been resolved by Envestnet.

(b) Software Maintenance and Support: Envestnet shall provide ongoing software maintenance and support of the most current version of both the Envestnet UMP Software and Fidelity customized version (and, in the case of the Fidelity customized version of the Software, Envestnet shall also support all prior Releases released by Envestnet within the immediately preceding twelve (12) months). Such maintenance and support will include, without limitation, changes to address Envestnet or Fidelity Client problems that Envestnet has been able to replicate. When Envestnet is providing Hosting services, Envestnet will act as an application service provider (ASP) and will also modify the Software as needed to ensure the overall system performance and scalability meet acceptable service levels in the Envestnet hosted environment. Software maintenance and support releases can be made either in the form of scheduled software updates, or in the form of patches that are posted on an as needed basis. In the case of the release of new Software Updates, Envestnet shall follow the processes and procedures set forth in Section 1(a)

2.	Technology (when Fidelity provides hosting)

(a) Software Updates: Envestnet shall continue to develop and enhance the Software used to provide Platform Services. Envestnet shall promptly notify Fidelity of the commencement of a new release development cycle for a Software Update, and shall inform Fidelity of the enhancements Envestnet plans to make to the Software; discuss with Fidelity the likely impact of the new release on Customers; and give Fidelity the opportunity to provide feedback with respect to the planned new release. Software Updates will be released into both the base Envestnet UMP platform and made available to Fidelity in accordance with the following release process: approximately 21 days before a new scheduled release Envestnet will make new Software and associated Documentation available to Fidelity in Source Code form. For the next 21 days Envestnet will fix any significant defect it is notified of and is able to replicate, provided, however, that if despite such efforts defects remain that could cause an adverse impact on Customers, Envestnet will not release the new Software Update until such defects have been resolved by Envestnet. On the release day the final Software will be made available to Fidelity in Source Code form. Fidelity will be responsible for merging these new features into the Fidelity customized version, and will be responsible for determining the timing of its release

Confidential Treatment Requested

to its customers. If following release Customers experience problems with the Software Update Envestnet will resolve such problems and fix errors or defects in accordance with the provisions of Exhibit B and will also give Customers the option of utilizing the prior version of the Software, on a fully supported basis, until such problems have been resolved by Envestnet.

(b) Software Maintenance and Support: Envestnet shall provide ongoing software maintenance and support of the most current version of the Envestnet UMP Software and all prior Releases released by Envestnet within the immediately preceding twelve (12) months. Such maintenance and support will include, without limitation, changes to address Envestnet client or Fidelity Client problems that Envestnet has been able to replicate. When Fidelity is providing hosting, so long as Fidelity is conforming to the hardware specifications provided by Envestnet, Envestnet will be responsible for system performance and scalability issues.

3.	Hosting: For so long as Envestnet is providing hosting, Envestnet shall act as an application service provider (ASP) and shall make the Software available via the Internet, will administer and run the Software in its own hosted environment, provide network, computers, storage, security, backup and disaster recovery services, and maintain and update the equipment as needed, all in accordance with the quality standards and service level requirements set forth in Exhibit B.

4.	Back Office Services:

(a) Due diligence: Envestnet shall provide manager due diligence (on Approved Money Managers) and investment operations (i.e., money management selection and monitoring, money manager diligence and evaluation, investment operations support, and manager data administration).

(b) Platform & Account administration: Envestnet shall provide proposal administration, generating/posting/QA & custom work for private label performance reporting & proposal generator, new and existing account administration, reconciliation of custodial data, security master administration, billing computation, collections, and acting as a paying agent of the billing collections to the respective parties (money manager, custodian, home office, Envestnet, etc.)

5.	Client Services:

(a) Trade Administration: Envestnet shall provide trade, model, and portfolio administration and customization.

(b) Sales support: Envestnet shall provide advisor sales administration and training, institutional sales and relationship management (including both platform and investment product wholesaling), home office training, platform implementation and configuration, provided, however, that commencing upon the Effective Date such services are planned to be transitioned to Fidelity as set forth in Section 1(c) of the Agreement.

(c) Client services: Envestnet shall provide call center support for advisors, technical support for operations staff, business on-boarding/conversions and customizations.

6.	Customization Services (priced individually based upon client requirements)

(a) Custom Service Bundles: Envestnet will perform the required initial Software customization and will deliver a customized service offering to prospective Clients who require a configuration that is not supported by the base Envestnet platform. In these cases Envestnet must review a specific scope of work, description of services, and both Fidelity and Envestnet must agree in writing to both the “a-la-carte” pricing and the specific scope of work before Envestnet will be obligated to provide a customized services offering. Specific fees for component services will vary depending on the scope of services needed. These charges may include, but are not limited to: initial software customization, ongoing custom software administration/support, custom training development and delivery, custom support desk, integration of new data sources, the ongoing cost of purchasing new data sources, etc. For all custom service delivery configurations, Technology and

Confidential Treatment Requested

Hosting are required services. Envestnet typically requires a minimum asset commitment of $1 Billion to consider custom services offerings

(b) Conversion support: Envestnet will support the conversion of books of business from competitor or legacy platforms. These may include conversions of performance history, cost basis, tax lot, client billing information, historic performance reports, client household groupings, advisor information, realized/unrealized gains & loss information, and mapping existing money managers to new managers.

Confidential Treatment Requested

EXHIBIT B

HOSTING, OPERATIONAL, MAINTENANCE AND REPAIR STANDARDS

A. General.

1. Envestnet shall host and operate the Software on Envestnet’s computer hardware physically situated at a “Tier 4” co-location facility operated and maintained by duly qualified co-location provider meeting commercially reasonable standards for such facilities (the “Co-location Provider”), which Co-location Provider is currently Qwest, located in Illinois and Denver. Envestnet shall set up and maintain a sufficient number of computer servers as is required for the Software to meet the performance specifications and service levels set forth in this Exhibit.

2. Envestnet shall not subcontract, outsource or delegate to any third party any aspect of Envestnet’s hosting, operation and maintenance of the Software (including, without limitation, customer support for users of the Software). Notwithstanding the foregoing, Envestnet may maintain its current co-location arrangement, and Envestnet may not change Co-location Providers or the location of its production environment, without, in each case, the prior written notice of Fidelity.

B. Operational Standards and Service Levels.

1.	Definitions.

(a) “Business Day” shall mean a day on which the New York Stock Exchange is scheduled to be open for trading.

(b) “Non-Prime Hours” shall mean collectively (i) during a Business Day, the time periods from 12:00 am Eastern Time to 7:59 am Eastern Time and from 8:01 pm Eastern Time to 11:59 pm Eastern Time, and (ii) during any day that is not a Business Day, the time period from 12:00 am Eastern Time to 11:59 pm Eastern Time. Non-Prime Hours shall not include any downtime for scheduled maintenance during the maintenance windows described in Section I below (Systems and Application Maintenance Overview),

(c) “Prime Hours” shall mean the time period from 8:00 am Eastern Time to 8:00 pm Eastern Time during a Business Day.

2.	System Availability.

The target availability for the Software is (i) 98.5% during Prime Hours and (ii) 98.5% during Non-Prime Hours.

Availability will be monitored by Envestnet, the Co-location Provider or by another comparable service mutually agreed upon by Envestnet and Fidelity. In addition, Fidelity shall have the right to perform the monitoring of the availability of the Software in lieu of such party or such other comparable service performing such activity, provided however that no such monitoring which requires access behind Envestnet’s firewall shall occur without Envestnet’s prior written consent. Availability shall be calculated on a monthly basis (calendar month) for determining whether the availability targets have been met.

Envestnet will monitor the single log-on transaction request from the demarcation point at Envestnet to the log-on authorization that is passed back to Fidelity. The demarcation point for calculating site availability is from the Envestnet internal network interface at the production facility and includes all production devices configured on the network. Site availability is not calculated beyond this point.

3.	Response Time.

Average response time shall be calculated on a monthly basis (calendar month) by Envestnet for determining whether the response time targets have been met. In addition, Fidelity shall have the right to perform the monitoring of the response time of the Software in lieu of Envestnet or a third party performing such activity, subject to Envestnet’s approval of the methodology of such monitoring.

Confidential Treatment Requested

For each task listed below, the Monthly Average Response Time goal shall be

Tasks* Inquiry and Update:	Response Time – Average Standard per Month
Presale process functions	4 seconds
Account maintenance functions	4 seconds
All HTML reports	10 seconds
All PDF reports	20 seconds
Model Maintenance Functions	4 seconds
Money Manager Profiles	4 seconds

*	Exception during scheduled outages periods

4. Failure to Meet Targets. For the purposes of this Agreement, an “SLA Failure” shall have occurred if any of the following occur with regard to the Software for any given calendar month:

(a) the availability of the Software during Prime Hours is less than the target availability; or

(b) the average of (i) the availability of the Software during Prime Hours and (ii) the availability of the Software during Non-Prime Hours is less than 98.5%; or

(c) the average response time is greater than the target average response time that has been mutually agreed upon by Envestnet and Fidelity.

[***                                                                                                                                                                                                             ] (calculated as set forth below) multiplied by the aggregate net Platform Services Fee payments charged (or due to be charged) by Envestnet to Fidelity pursuant to this Agreement (per the fee payment schedule described on Exhibit F attached hereto) for such calendar quarter. For clarity, the free credit percentages in this section apply only to the net Platform Services Fees payable by Fidelity and not the software license component.

Where an SLA Failure that occurred was the result of Envestnet failing to meet either or both of the targets relating to the availability of the Software, the [***

                                                                                                                                                                                                                             ] (the “Calendar Quarter Availability”). For the purposes of the calculation described in the previous sentence, the availability of the Software for a particular month shall be the lower of (a) the availability of the Software during Prime Hours for that month, and (b) the average of (i) the availability of the Software during Prime Hours for that month, and (ii) the availability of the Software during Non-Prime Hours for that month. For example, if the availability of the Software during Prime Hours for each of January, February and March is 97.5%, 92% and 94% respectively, and the availability of the Software during Non-Prime Hours for each of January, February and March is 99%, 88% and 96% respectively, then for the purposes of calculating the [***                        ], the system availability for each of January, February and March shall be 97.5% (the availability during Prime Hours for January), 90.0% (the average of the availability during Prime Hours and Non-Prime Hours during February) and 94.0% (the availability during Prime Hours for March).

The [***                                        ] pertaining to system availability is calculated as follows:

Calendar Quarterly Availability

Service Level

[***]	Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

System Availability	[*** ]

98.5% and higher	[*** ]
Below 98.5% and greater than or equal to 98.0%	[*** ]
Below 98.0% and greater than or equal to 96.5%	[*** ]
Below 96.5% and greater than or equal to 95.0%	[*** ]
Below 95.0% and greater than or equal to 93.5%	[*** ]
Below 93.5%	[*** ]

[***

                                                                                                                                                                                                                         ]

For the purpose of determining System Availability, unavailability shall include time that the Software is unavailable to Fidelity or Advisors due to errors that make the site inoperable. For purposes of determining the [***                                ], System Availability is measured on a monthly basis and [***                                        ] are calculated on a calendar quarter basis.

System unavailability is calculated from the time the system becomes functionally inoperable until such time that functionality has been restored.

The [***                                    ] for the system response time shall be added to the [***                                    ] for the system
availability for the purposes of determining the overall [***                                    ] to be used in calculating [***                                ]
for a particular calendar quarter.

Within fifteen (15) days after the end of each calendar quarter (or if Fidelity is performing the monitoring of the availability and response time for the Software, within fifteen (15) days of Envestnet’s receipt of the applicable report(s) from Fidelity showing the availability and response time measurements for each of the three calendar months of the previous calendar quarter), Envestnet shall deliver to Fidelity a report showing the system availability (calculated as described above) and system response time (calculated in accordance with the procedures to be developed by the parties as described above) for each of the three months within the previous calendar quarter and the calculation of the applicable [***                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                  ]

C. Maintenance and Repair Standards. The following shall be provided by Envestnet at no additional charge to Fidelity or any Advisor:

1. Envestnet shall maintain the Software such that any enhancements of the features or functionality of the Software , or new features or functionality added to the Software , are promptly incorporated into the Software. Fidelity may elect to not have such enhancements or new features or functionality incorporated into the Software.

2. Envestnet shall not make any change to the Software that would require, or is reasonably likely to require, any change to Fidelity’s Streetscape application or any other software or system used by Fidelity without, in each case, obtaining the prior written consent of Fidelity and coordinating the implementation of such change to the Software with Fidelity.

3. Envestnet shall maintain the Software to conform to all applicable legislative and regulatory requirements.

4. Envestnet shall ensure that the Software supports the following browsers on the following platforms:

(a) the then-current version of Microsoft Internet Explorer and each of the two (2) preceding versions; and

(b) the then-current version of any other generally available browser that is compliant with W3C standards applicable to web browsers, and each of the two (2) preceding versions (provided that such version is also compliant with such W3C standards).

[***]	Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

5. During the hours of 7:00 A.M. Central time to 7:00 P.M. Central time each Business Day, Envestnet shall make available to Fidelity service representatives, located at Envestnet’s Chicago offices, to handle Fidelity’s requests for support and service, such as:

(a) receiving reports of problems with the Software; and

(b) coordinating Fidelity’s access to Envestnet’s application and website support specialists for assistance in problem determination and error correction activities.

6. Envestnet shall provide Fidelity with the contact information for designated personnel of Envestnet who will handle Fidelity’s report of problems with the Software during hours outside of the time period specified in Section 4 above. Such contact information will include (i) where appropriate, pager numbers and/or cell phone numbers of the designated personnel, and (ii) an escalation process which Fidelity can use in the event the designated contact does not respond to Fidelity telephone calls and/or messages via pager.

7. Envestnet will respond to Fidelity’s report of problems with Software in accordance with the time periods set forth below. In each case, Fidelity shall have the right to specify the Severity level condition based upon its assessment of the current and/or potential impact to Fidelity’s business. No further severity level analysis is required by Envestnet.

Business Impact	Definition	Initial Response Time	Incident Updates(*)	Envestnet’s Work Schedule
Severity 1 (Critical)	Business is severely impacted or there has been a critical work stoppage created by the problem.	10 Minutes	Every hour	7X24 until temporary repair or workaround is in place

Severity 2 (Major)	Business is impacted but not a mission critical function - the problem affects the overall functionality, but the key elements are functioning properly with possible workarounds.	10 Minutes	Every 2 hours	7X24 until temporary repair or workaround is in place

Severity 3 (Moderate)	Business is not significantly impacted. There is full functionality but a defect does exist which should eventually be corrected.	30 Minutes	Once a day	Normal Business Hours

(*)	Envestnet shall report back to Fidelity’s designated contact on the current status of the reported problem in accordance with the specified frequency.

8. Envestnet will provide Fidelity with an initial incident report (in writing or via email) within one business day of a reported Critical or Major incident. Envestnet will provide Fidelity with a completed incident report (in writing or via email) within one business day after resolution of a Critical and Major incident.

D. Hosting Overview.

Envestnet contracts with a “Co-location Provider,” defined as Tier 4 third-party provider of server space, power, light, air conditioning, and physical security.

Envestnet currently has selected Qwest as its primary Co-location Provider and hosting partner. Qwest was selected based upon their ability to provide enterprise level services. The primary production environment used to deploy the Software is located in the Chicago area Qwest facility.

Qwest provides 7x24 manned security operations at their facilities. They require card key access as well as biometric verification before admittance to the facility.

Confidential Treatment Requested

E. Data Communications and Enterprise Network Monitoring.

Data communications infrastructure is provided by our Co-location Provider. The Co-location Provider has, and will maintain, dedicated, redundant telecommunications infrastructure in the event there is failure on one of the provider circuits.

F. Enterprise Monitoring Overview.

Enterprise Network Monitoring is provided by our Co-location Provider. The Co-location Provider monitors the health and condition of servers and the applications running on those servers is monitored and email/pager alerts of abnormal conditions are sent to Envestnet staff.

In addition, other software tools may also be employed by Envestnet to monitor and pro-actively alert staff to potential problems that could affect availability of services and site performance.

G. External/Independent Monitoring Overview.

Envestnet uses external monitoring services provided by Keynote Systems (http://www.keynote.com) to monitor certain performance and availability characteristics of the Software. Envestnet and Keynote Systems, Inc. validate and ensure site connectivity and a favorable end-user experience for users of the Software. This Keynote service provides discrete site measurement and aggregated comparisons to other sites using the same service. Envestnet shall provide Fidelity with copies of all reports relating to the availability and response time of the Software that Keynote Systems provides to Envestnet.

H. Data Backup and Recovery Overview.

The preservation of client information is built on two guiding principles: data protection with copies of information distributed in multiple locations, and high-availability through redundancy.

The production environment for the Software uses fault-tolerant computer systems and RAID 5 disk arrays to minimize interruptions due to hardware failures.

There is a configuration of additional computers in hot stand-by mode at the co-location facility kept in-sync with the production environment in case there is a malfunction in the primary server group that negatively affects availability or performance of the Software.

There is an alternate, second group of hot stand-by servers kept in-sync with the production environment in a different location in downtown Chicago in the event that the co-location facility becomes completely unavailable.

These environments are tested routinely by Envestnet during extended hardware and systems maintenance windows by moving production off-hours between the discrete computer system environments.

Envestnet maintains its own DNS servers on multiple, different network segments allowing flexibility in directing the production environments between different logical or physical locations.

Data in the production environment is protected by multiple backups using multiple methods to ensure data integrity.

As described above, data is duplicated to two other hot stand-by servers, one in the co-location facility and one in the Chicago facility, for a total of three server groupings.

Full, complete database backups and regular file backups are also performed daily by Envestnet. The disk copies of these backups are kept online and copied to tape as well.

Additionally, electronic vaulting in near real-time is performed on an ongoing basis of all data and is sent electronically to a Iron Mountain™, an offsite facility, and each copy of the complete data is kept for various retention periods, the longest being seven years.

In summary, Envestnet provides multiple systems environments in multiple locations. Data backup is achieved by data synchronization in multiple systems environment, by disk-to-disk backup, by disk-to-tape backup, and finally by electronic vaulting to a 3rd party service provider.

I. Systems and Application Maintenance Overview.

Confidential Treatment Requested

Standard Maintenance: in order to facilitate changes, enhancements or improvements to the hardware, systems and application environment, Envestnet allocates the following scheduled times: (i) beginning at 9:00 pm Eastern time on the second and third Thursday of a month through 3:00 am Eastern Time on the immediately following Friday; and (ii) beginning at 11:00 pm Eastern time on Saturday through 5:00 am Eastern time on the immediately following Sunday. Note: these maintenance windows are not always used, but Envestnet Asset Management reserves these times for scheduled maintenance.

Envestnet will notify Fidelity at least twenty-four hours in advance of any scheduled maintenance activities within such maintenance windows. Envestnet will not notify users of the Software of planned outages for scheduled maintenance. During any period in which the Software is not available due to maintenance activities, Envestnet shall take such steps as are necessary so that when a Streetscape user attempts to access the Software, such user will see a screen indicating the Software is not available. The text and design of such message shall be subject to Fidelity’s review and approval. In addition, Envestnet will to the extent possible use the same or similar message in the event the Software is unavailable due to any other reason.

J. Escalation Process.

Envestnet’s Client Services Group (“CSG”) in Chicago maintains a staff of highly skilled individuals who are equipped with tools to answer questions regarding all aspects of the operation of the Software.

In matters where additional resources are required to resolve client issues, Client Services Representatives use service tracking software tools to manage requests for action by other departments within Envestnet’s organization.

Client Services Representatives will escalate an issue to the manager of the appropriate departments and will utilize the Client Services Manager to resolve any issue under the timelines and terms below.

Severity 1 and 2 situations that cannot be resolved by Envestnet’s Level 1 customer support will be escalated to Envestnet’s Level 2 customer support within fifteen (15) minutes, or be immediately escalated to Level 2 customer support if requested by Fidelity. If resolution has not been achieved by the initial Incident Updates scheduled for Severity 1 (1 hour) and Severity 2 (2 hours) issues, these situations will be escalated to Envestnet’s Level 3 customer support to coordinate continued resolution efforts and reporting back to Fidelity. For situations other than Severity 1, 2 or 3 incidents, Envestnet’s standard policy is to provide same-day response to all client inquiries whenever possible.

Standard Escalation Process:

Level I:   Client Service Representative

Level II:  Client Services Manager

Level III: Senior Management of Envestnet

Confidential Treatment Requested

EXHIBIT C

Additional Required Documentation

The Additional Required Documentation is anticipated to include, without limitation:

1.	Installation and Operations Manual: Manual to provide all necessary information to buy, configure and monitor the hardware and software required to run the platform in the same configuration currently used at Envestnet.

(a) Complete list of hardware requirements

(b) Complete list of systems requirements (including 3rd party software)

(c) Description of configuration parameters required for the database, application and web servers.

(d) Database installation scripts.

(e) Description of the platform configuration file (openwrap.xml).

(f) Description of the system logs.

(g) Description of the command-line parameters, input and output files, and output messages for the “Splitter” utility used for pre-processing the nightly standard transmission files.

2.	Build and Patch Procedures: Manual detailing how to build a full release of the platform and how to build a patch for the platform.

(a) Build scripts for the platform and for the “Splitter” utility.

(b) Source code taxonomy.

3.	Admin Console User’s Guide: Manual detailing the capabilities of the Admin Console of the platform. The Admin Console is currently used exclusively by Envestnet staff for configuring and administering our clients.

(a) Description of each feature

(b) Reference guide for all configuration parameters (“brand values”). c. Reference guide for all platform alerts.

4.	Programmer’s Manual: Manual detailing the architecture and code so that an engineering team could learn and extend the platform.

(a) Broad overview of the architecture, schema, data flows, key components, and best practices.

(b) A list of development tools used for platform development (IDEs, source code control, etc.)

(c) Java code compliant with Javadoc specification with descriptions at the package, class and public method level.

(d) The source code with inline comments to guide the understanding of method implementation.

5.	Testing Guide: Manual detailing how to perform testing of the platform.

(a) High level test plans for “smoke” and “regression” testing.

(b) A list of automated testing tools.

(c) Test scripts (manual and automated) that cover the major features of each subsystem.

Confidential Treatment Requested

EXHIBIT D

RATE SCHEDULE

Additional Training Fees: Fidelity shall provide additional training (i.e., beyond the Initial Training described in Exhibit K shall be at the following rates:

CTO: [***        ] per training day

Senior Architect: [***        ] per training day

Member of Development Staff: [***        ] per training day

Training must be purchased in increments of whole days, and training will be held in Envestnet locations. If training must be held at a Fidelity site, reasonable and ordinary travel and accommodations costs will be added to these rates.

[***]	Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

EXHIBIT E

SECURITY STANDARDS AND PRIVACY REQUIREMENTS

1. Security Procedures. Envestnet shall implement appropriate system and data security procedures (including firewalls and other software and hardware) that are mutually agreed upon by the parties from time to time. Minimum standards for these security procedures are as follows:

(a) Envestnet shall notify Fidelity of any data security incident that could have an effect on systems (including hardware and software) used by Envestnet to operate the Software (or otherwise make the Software available for use by Fidelity and Advisors) as soon as practicable after detection by Envestnet, but in no event later than eight (8) hours after detection. Envestnet shall use its best efforts to respond to security incidents and keep Fidelity informed of the incident, actions taken to respond to it and measures taken to correct it. At no time shall Envestnet allow any security breach or compromise to persist for any amount of time in order to determine the identity of the perpetrator or for any other reason, except as required by law or as deemed necessary by the parties to stop the compromise or as otherwise explicitly permitted by Fidelity.

(b) With respect to each security breach or compromise, Envestnet shall, no later than five (5) business days following the day on which Envestnet learns of the occurrence of the security breach or compromise, present to Fidelity documentation of the cause, remedial steps and future plans to prevent a recurrence of such security breach or compromise. If these measures are not deemed acceptable, based on Fidelity’s reasonable judgment, Envestnet shall, upon receipt of written request from Fidelity, enter into good faith negotiations to address the differences within five (5) business days.

(c) Envestnet shall have a comprehensive background check performed on all personnel who have or will have access to, or are or will be authorized to work on, the Software to ensure no prior criminal activity or financial conditions would make the person a high or medium risk employee. Such a background check shall be conducted on each such individual, and satisfactory results obtained therefrom, before Envestnet allows such individual to access or work on the Software. Such background checks shall be of the type generally conducted by companies within the financial services industry.

2. Application Security. Access between secured and unsecured portions of the system will not be performed by CGI scripts. All user input and data, including URL name-value arguments, will be checked for its appropriateness based on its format, size and validity. All outside data requests (i.e., http/https requests) are allowed in a specified, controlled format which is processed by Envestnet according to prescribed procedures and the request results are then sent back to the outside party. The principal servers used by Envestnet shall not have the ability to remotely execute arbitrary outside requests, except for remote management performed over an encrypted, authenticated VPN.

3. Network Security. Each firewall used by Envestnet in connection with making the Software available to Fidelity and Advisors shall contain a packet filter that has been configured to deny access to all protocols other than those required by the platform. When a protocol (such as http and https) is allowed to call into the Software, that protocol shall (a) be explicitly exceptioned into the packet filters or (b) use specialized hardware which is built to specifically allow only certain protocol calls into the Envestnet system. No dial-up login access to the Software will be made possible. Monitoring procedures of the firewall will immediately inform Envestnet of any unauthorized access or otherwise suspicious attempts to access secured portions of the system across the network.

4. Security Operations Overview. Envestnet’s current policy with respect to security operations is described below in this Section 4. Envestnet shall not make any material changes to this policy, and shall not make any changes in the extent and manner in which such policy is implemented, without Fidelity’s prior written approval.

If there is any abnormal or otherwise suspicious activity detected, the network security team is mobilized. The network security team consists of the Vice President of Systems and Networking and two senior Systems Administrators. If unexplained or suspicious activity is detected, a determination is made as whether this is a valid or invalid activity.

•	Valid: activity will continue to be monitored

Confidential Treatment Requested

•	Invalid: security barriers to suppress the activity will be enacted and monitoring continued.

If penetration is suspected or confirmed, the following actions will be initiated:

•	Notification of CTO, COO, VP of Client Services and other officers of Envestnet.

•	Immediate isolation of the potentially targeted system(s).

•	If penetration confirmed, notification to Clients (including Fidelity) is initiated by VP of Client Services.

•	Determination of the degree and manor of intrusion.

•	Determination of data integrity and data security on the systems in question.

•	Determination of remediation path by Engineering, Systems and Networking team.

•	Remediate.

•	Invoke post mortem

•	Engage external audit

To date, there has not been any unauthorized access to Envestnet Asset Management’s systems, applications or networks.

5. Transaction Validation. Envestnet agrees to establish a process that provides end-to end audit trails and transactional levels to enable Fidelity to validate the source, authorization and execution of all transactions.

6. Operational Review. Fidelity or its authorized representatives and agents shall have the right to perform an annual operational review with respect to Envestnet’s compliance with the standard set forth in this Exhibit. Envestnet shall grant Fidelity and its representatives and agents access, subject to Envestnet’s standard security escort policies, during normal business hours and upon reasonable prior notice, to the portion of Envestnet’s records, facilities and systems relevant to Envestnet’s obligations hereunder. Envestnet shall provide Fidelity and its authorized representatives and agents such information and assistance reasonably requested in order to perform such operational reviews. If any such review determines that Envestnet is not in compliance with any of the standards set forth in this Exhibit, then (i) Envestnet shall take prompt action to remedy such non-compliance to Fidelity’s reasonable satisfaction and to minimize any exposure resulting from such non-compliance, and (ii) Fidelity (or its authorized representatives and agents) shall have the right to perform such operational reviews more frequently than once per year, but no more frequently than once per calendar quarter, until such time as such subsequent operational review confirms that Envestnet is in compliance with the standards set forth in this Exhibit.

7. Network Testing and Security Assessment. Envestnet shall arrange for an external security expert (currently Trustwave, Inc.) to perform ongoing network penetration and vulnerability assessments with respect to Envestnet’s network, the Software and the hardware and software used to make the Software available to Fidelity and its Clients (“Network and Security Assessments”). Envestnet also represents that it is audited on an annual basis for SAS-70 compliance (“SAS-70 Audits”). Upon Fidelity’s request, Envestnet shall make the results of such Network and Security Assessments and SAS-70 Audits available to Fidelity. Fidelity and its authorized representatives and agents shall also have the right to conduct an initial external network test and security assessment with respect to Envestnet’s network and, thereafter, for so long as Envestnet is providing hosting hereunder, to perform such network testing and security assessment on an annual basis, provided that Fidelity notifies Envestnet in writing at least thirty (30) days prior to Fidelity’s conduct of such testing and assessment and does not conduct such testing and assessment during prime business hours. There will be no destructive testing (brute force or denial-of-service), but Fidelity (or its authorized representatives) may perform penetration testing as part of such network testing and security assessment. If Fidelity’s security assessment indicates an exposure or vulnerability that represents a security risk, then Envestnet shall take prompt action to remedy such exposure or vulnerability to Fidelity’s satisfaction and to minimize any exposure resulting from such exposure or vulnerability. Envestnet shall provide Fidelity and its authorized representatives and agents such information and assistance as is reasonably requested in order to enable Fidelity to perform such network testing and security assessment.

8. [INTENTIONALLY LEFT BLANK]

Confidential Treatment Requested

9. Additional Standards. Additional security standards may be added to this Exhibit from time to time by agreement of the parties. In no event shall the security of the Software be less than those measures Envestnet uses to protect the Envestnet unified management platform or any other service Envestnet offers to its customers. To the extent that Envestnet makes any material improvements to its security procedures on the Envestnet unified management platform, Envestnet shall make equivalent improvements or changes to its security procedures and/or model to the Software, provided such changes have been previously approved by Fidelity. In no circumstances shall any such changes result in security procedures that are less restrictive than those specified in this Exhibit.

10. Data Privacy Requirements.

(a) Envestnet will ensure that web pages of the Software have a hyperlink, prominently placed and appropriately labeled, to Envestnet’s then-current privacy policy applicable to any data or other information received by Envestnet from an Advisor (or other authorized user of the Software). Envestnet shall handle (and shall ensure that the Software will handle) all data and other information received by Envestnet from an Advisor (or other authorized user of the Software) in accordance with Envestnet’s published privacy policy in effect at that time such data and information was obtained. With respect to any data or information concerning an Advisor or a Client of an Advisor where Envestnet or the Software obtained such data or information from Fidelity, Envestnet shall handle (and shall ensure that the Software will handle) all such data and other information in accordance with Fidelity’s published privacy policy in effect at that time such data and information was obtained.

(b) With respect to the Software and Envestnet’s activities hereunder, Envestnet shall comply with all applicable federal, state, local, foreign and international laws, regulations, governmental orders and treaties pertaining to the privacy and/or protection of customer or personal information (including, without limitation, Regulation S-P (Privacy of Consumer Financial Information) promulgated by the SEC) and notifications with respect to security breaches involving customer or personal information (including, without limitation, California Civil Code Sections 1798.82-1798.84).

11. [INTENTIONALLY LEFT BLANK]

12. Security Requirements Schedule

This Security Requirements Schedule establishes the standards for the security of Envestnet’s systems, whether hosted internally or remotely, and operational environment to ensure the confidentiality, availability and integrity of Fidelity Confidential Information. Envestnet shall comply with these standards in connection with Envestnet’s performance of Services under this Agreement.

12 Subcontracting of Storing or Processing Fidelity Confidential Information

12.1 Envestnet shall not store or process any Fidelity Confidential Information on computers, databases and other equipment that are not located at Envestnet’s premises without obtaining Fidelity’s prior written consent. Envestnet agrees to restrict the use of remote media (e.g.; USB thumb drives, external hard drives, screen scrapping), fax, e-mail and hard copy reports containing Fidelity Confidential Information. If Envestnet desires to store or process any Fidelity Confidential Information on computers, databases or any other equipment that are located at a third party’s premises, Envestnet shall:

12.1.1 cause such third party, upon reasonable notice, to allow Fidelity to perform a review of the security controls in place at the third party’s premises;

12.1.2 at all times during which Fidelity Confidential Information is stored or processed on such computers, databases or equipment, maintain a written agreement with such third party whereby such third party agrees to:

12.1.2.1 treat Fidelity Confidential Information in accordance with provisions that are no less restrictive than those set forth in this Agreement; and

12.1.2.2 be subject to the provisions of this Security Requirements Schedule as if such third party was Envestnet; and

Confidential Treatment Requested

12.1.3 be liable to Fidelity hereunder for all acts and omissions of such third party to the same extent as if Envestnet had committed such act or omission.

12.2 Security Program and Policies

Envestnet shall establish, maintain and enforce written security policies and procedures to safeguard the Envestnet’s information systems. These policies and procedures shall include security administration controls for granting access to system resources, data classification procedures for handling information, procedures for preventing and detecting computer viruses, spyware and other surreptitious code or objects remote control, software patching and builds, and physical security. These policies and procedures shall be provided to Fidelity upon request.

12.3 Privacy Compliance

If Fidelity’s customers or employees are utilizing and accessing a website of the Envestnet in connection with the products and services in connection with this agreement, Envestnet shall comply with all applicable federal and state privacy laws and with the privacy policies posted on Envestnet’s website. Upon request, Envestnet shall provide Fidelity with copies of policies, procedures, training materials and/or risk assessments related to compliance with applicable privacy regulations. Envestnet shall monitor state and federal regulations regarding personal privacy that may alter business operating procedure.

12.4 Physical Access Controls

Envestnet shall implement and maintain physical access controls to restrict and secure access to Envestnet’s the premises be computer room(s), computer equipment and data. Envestnet shall grant access to these areas or items to only those of Envestnet’s employees who have a bona fide need for such access and Envestnet shall revoke such an employee’s access promptly following the termination or resignation of such employee. Non-employees who have a bona fide need to access areas which contain equipment which contain Fidelity Confidential Information or equipment must be escorted by Envestnet’s authorized personnel. Envestnet shall, at least once each quarter, review the access controls for secured areas and the list of Envestnet’s personnel who have access to secured areas. Envestnet shall use closed-circuit television to monitor the facilities and access areas.

12.5 Data in Transit and Storage

12.5.1 Envestnet shall ensure that all Fidelity Confidential Information is secured against unauthorized access. Envestnet shall not transmit Fidelity Confidential Information across unsecured communication channels or wireless LANs. Envestnet shall ensure that all data, whether in transmission or storage that represents Fidelity Sensitive Information are secured against unauthorized access through encryption, authentication and robust access controls. “Fidelity Sensitive Information” shall for the purpose of this schedule mean Personal Information, health care information, financial information and investment holdings information.

12.5.2 Envestnet shall process and store Fidelity Confidential information on logically segregated and shared systems that are securely configured. If the systems are not located within Envestnet’s facilities, Envestnet will permit Fidelity to review the security controls around the co-location facility.

12.5.3 Envestnet shall implement and maintain security measures to safeguard Fidelity Confidential Information that are being maintained at the Envestnet’s location. This shall include paper files, tape backups, call logs, e-mail messages and other items, whether in printed or electronic media. Appropriate safeguards shall include the storage of such items in a locked or secured location with controlled access to the media. Envestnet shall make backup copies of Fidelity’s computer records on a regular basis unless otherwise directed by Fidelity. Envestnet’s backup procedures shall include the use of an offsite storage location, which has environmental and security controls. If any item is labeled or otherwise identified as Fidelity Confidential Information, Envestnet shall institute safeguards to protect the information including encryption of the data.

12.6 Data Disposal

Confidential Treatment Requested

12.6.1 Envestnet shall have appropriate equipment (e.g. shredders, degaussers, disk sanitizing software) available to securely dispose of all Fidelity information from any computer, device or equipment and shall ensure that all information is disposed of in a secure manner.

12.6.2 Envestnet, upon termination or expiration of this Agreement, or upon demand by Fidelity, whichever is earlier, shall promptly return to Fidelity any and all Fidelity Confidential Information together with any copies or reproductions thereof and destroy all related data in its computer and other electronic files, provided that Envestnet shall be allowed to retain such specific Fidelity Confidential Information as may be required to enable Envestnet to comply with applicable federal and state laws including, but not limited to, the Advisors Act of 1940 and its amendments, on the understanding that such retained Fidelity Confidential Information shall be used solely for such purpose and returned to Fidelity in accordance with the provisions hereof at such time as Envestnet has fulfilled its compliance obligations. Envestnet shall at such time provide Fidelity with a certificate signed by an officer of Envestnet certifying that all such Fidelity Confidential Information has been returned.

12.7 Monitoring and Maintenance

12.7.1 Envestnet shall implement security assessment tools to monitor the system resources and security controls including compliance tool(s), a patch assessment tool, application security tools, network and database security, and firewalls. Envestnet shall review logs on a daily basis.

12.7.2 Envestnet shall implement and maintain detective and intrusion response and recovery plans for monitoring potential unauthorized access to its systems. Also, anti-virus and spyware software shall be regularly updated on all computers (laptops, desktops, servers, etc.) connected to Envestnet’s network.

12.7.3 Without in any way limiting Envestnet’s obligations as set forth in Exhibit A or as otherwise provided in this Agreement, Envestnet shall give written notice to Fidelity at least three (3) months prior to a planned major upgrade of a new Envestnet system, application or process that may impact the service offered to Fidelity.

12.8 Secure Development Lifecycle

Envestnet shall implement and maintain a secure application development program for ensuring that application security controls including, but not limited to, those addressing authentication, authorization, input validation, logging, error handling, encryption and data protection, are embedded into Envestnet’s technology development lifecycle. Envestnet shall also ensure that the program includes processes for testing and reviewing these controls prior to production release and periodically thereafter. These controls shall extend to all applications developed or used by the Envestnet including third party licensed products and open source software.

12.9 Security Reviews

Fidelity, or its authorized representatives, will have the right to perform a review of the Envestnet’s security controls every twelve (12) months (at Fidelity’s own expense). Envestnet shall grant Fidelity full and complete access, subject to Envestnet’s standard security escort procedures, during normal business hours and upon reasonable notice, to the relevant portion of Envestnet’s records and facilities as they relate to the subject matter of this Agreement. Envestnet shall provide Fidelity, or its authorized representatives, such information and assistance as reasonably requested in order to perform such a review.

12.10 Vulnerability Scanning

12.10.1 Envestnet shall allow Fidelity, or its designee, to perform annual network security vulnerability assessments (including non-intrusive security scans) on any Envestnet internet facing web server that hosts or provides access to any Fidelity Confidential Information. Prior to performing any non-intrusive security scan, Fidelity will provide Envestnet with the date and time of the scan and the IP addresses from which the scan will originate.

12.10.2 Envestnet will be given access to a report regarding the scan results. Envestnet shall provide Fidelity with a written action plan to address concerns resulting from the regular network security vulnerability assessments based upon the following schedule:

Confidential Treatment Requested

High risk: 0 –10 days

Medium risk: 0 – 30 days

Low risk: actions shall be agreed upon by both parties

12.11 Independent Audit

Envestnet shall engage an independent third-party to perform audits on an annual basis. These audits shall review the operational procedures and controls (e.g. SAS-70 Type II, BITS FISAP) in place in Envestnet’s environment, and shall cover information security areas such as access administration, business recovery and network security and operations.

12.12 Risk Management Plan

12.12.1 Following each annual review of Envestnet’s security audit results (as described in Section 8 above), the parties shall develop a risk management plan to address the concerns noted in such audit. Set forth below (or attached hereto) is the risk management plan developed following the review of Envestnet’s existing security controls at the time of execution of the Agreement. The risk management plan shall identify the deficiencies discovered during the review along with, for each such deficiency, the mitigating controls or changes and the defined time period for implementing the controls, as mutually agreed to by Envestnet and Fidelity. Envestnet shall, at its expense, implement the mitigating controls and changes specified in a particular risk management plan within the corresponding time period. If Envestnet is unable to meet the dates specified in the risk management plan for implementing such controls or changes, the following actions should occur:

12.12.1.1 Envestnet shall notify Fidelity as soon as Envestnet is aware that Envestnet will not be able to meet the defined dates;

12.12.1.2 Envestnet shall propose either a new reasonable date or an alternative solution for addressing the concern;

12.12.1.3 Fidelity shall assess the level of concern and the revised dated or alternative solution and either agree to:

12.12.1.3.1 the proposal or suggest an alternative solution; and

12.12.1.3.2 Envestnet’s proposed solution and new proposed timetable shall only become effective if accepted by Fidelity.

12.12.1.4 The remedial obligations of Envestnet in this provision are material obligations of the Envestnet under the Agreement.

RISK MANAGEMENT PLAN

Level of Concern	Mitigating Control	Date
HIGH
MEDIUM
LOW

12.13 Incident Alerts and Handling

Envestnet agrees to implement and maintain security alert mechanisms to generate alerts on attempted breaches and attacks that could compromise the integrity of Envestnet’s or Fidelity’s system or Fidelity Confidential Information. These mechanisms shall include notification to an on-call person and appropriate actions to stop these attacks from occurring as well as follow-up actions to prevent future occurrences from the source.

Confidential Treatment Requested

12.14 Breach Notification

Envestnet shall immediately notify Fidelity and any other designated security escalation channel, in the event of a known or suspected breach of security of a Envestnet or sub-contractor computer, system or database that contains Personal Information or any other Fidelity Confidential Information, or the detection of suspicious activity, or suspected or actual loss or theft of any such data, or access by any unauthorized third party to such data, and shall furnish all available information regarding such breach sufficient for Fidelity to evaluate the likely consequences and any legal or regulatory requirements arising out of the event. Envestnet shall use its best efforts to immediately terminate any security breaches or suspicious activity. Envestnet shall not allow any security breach or suspicious activity to persist for any amount of time or for any reason except as required by law or by Fidelity.

12.15 Breach Remediation Plan

Within five (5) business days following Envestnet’s discovery of the occurrence of a security breach or suspicious activity, Envestnet shall provide Fidelity with a written document describing in reasonable detail the security breach or suspicious activity (including the cause thereof) and the remedial steps and future plans to prevent a recurrence of the same or similar breach or suspicious activity. If such remedial plan is acceptable to Fidelity, Envestnet shall immediately implement the proposed remedial plan. If such remedial plan is unacceptable, based on Fidelity’s reasonable judgment, Envestnet shall promptly but in any event no later than five (5) business days enter into good faith negotiations to address the proposed remedial plan. Envestnet shall cooperate fully with all Fidelity security investigation activities and with the preparation and transmittal of any notice or any action, which Fidelity, in its sole discretion, may deem appropriate or required by law, to be sent or done for customers or other affected third parties regarding any known or suspected security breach.

Confidential Treatment Requested

EXHIBIT F

PAYMENT ALLOCATION SCHEDULE

1. Payment Allocation Schedule: Shown below is the payment schedule (Table F-1) and payment allocation schedule (Table F-2) for the Platform Services Fees, by investment product type.

2. Component Services: Fidelity shall be entitled to receive any of the component services so long as Envestnet continues to receive the fees described under the corresponding column of the payment allocation schedule in Table F-2.

3. Technology Services-Software Updates. Maintenance and Support: Fidelity shall be entitled to receive Technology services so long as Envestnet continues to receive Technology services fees. The Technology services shall differ as described in Exhibit A depending on whether Envestnet provides Hosting, or Fidelity provides Hosting, For the first 48 months following the Effective Date, Envestnet shall provide Hosting, and the Technology fees will be those shown in Table F-2 which differ depending on the corresponding Investment Product being serviced. If after such 48 month period, Fidelity takes over Hosting services, the Technology service fee shall be reduced to a flat [***                    ] on all assets, but subject to a minimum of [***                                ] per year and a maximum of [***                                        ] per year, which minimum and maximum will be adjusted annually by the US Bureau of Labor and Statistics CPI-U (urban cities all services) starting as a reference point of January 1, 2008. An historic version of this CPI-U index can be found at: ftp://ftp.bls.gov/pub/special.requests/cpi/cpiai.txt.

[***]	Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

Table F-1: ENVESTNET ANNUAL PLATFORM SERVICES FEE PAYMENT SCHEDULE BY INVESTMENT PRODUCT TYPE

Investment Product Type	Description	Platform services fee in bps (l)	Minimum services fee per account in $ per year (2)
Equity SMA	An SMA is a separately managed brokerage account, held in the clients’ name. It is reconeiled and traded directly using Security APL on an individual account basis. Program includes proposal generation, due diligence, billing, and performance reporting.	[***]	[***]
Fixed Income SMA	An SMA with over 50% fixed income. Program includes proposal generation, due diligence, billing, and performance reporting.	[***]	[***]
Equity SMA “light”	An Equity SMA with no performance reporting or due diligence	[***]	[***]
Fixed Income SMA “light”	An SMA with over 50% fixed income, no performance reporting or due diligence	[***]	[***]
Model based SMA	An SMA where Envestnet performs trading and model administration	[***]	[***]
Model based MMA/UMA	An SMA with multiple investment strategies in a single account, where Envestnet performs trading and model administration	[***]	[***]
Mutual Fund/ETF/Home Office Wrap (MFW)	A model based portfolio that contains only mutual funds or ETFs, traded and administered by Envestnet. Program includes proposal generation, billing, and performance reporting. This program includes mutual fund wrap strategists, and home offices who create their own models.	[***]	[***]
Rep as PM	Rep utilizes tools to create, rebalance, and trade portfolios. Includes proposal generator, billing, and performance reporting. Rep is responsible for trading.	[***]	[***]
Rep as PM (Seat License)	Rep utilizes tools to create, rebalance, and trade portfolios. Includes proposal generator. Excludes billing and performance reporting. Rep is responsible for trading.	[***]	[***]
Home Office Traded Models	This is a new Envestnet product that is currently under development. Home offices will utilize tools to create, rebalance and trade portfolios. Includes proposal generator, billing and performance reporting.	[***]	[***]
Performance reporting and full billing administration (3)	Includes quarterly performance reporting and on-line reporting. Accounts are fully reconciled daily for both performance and trading. Asset based pricing.	[***]	[***]
Performance reporting and full billing administration (3)	Includes quarterly performance reporting and on-line reporting. Accounts are fully reconciled daily for both performance and trading. Fixed dollar per account pricing, minimum of 1000 accounts.	[***]	[***]
Performance reporting only- fee calculations but no administration (3)	Includes quarterly performance reporting and on-line reporting. Accounts are fully reconciled daily for both performance and trading. 50 account minimum, or [***] in platform assets per branded RIA entity.	[***]	[***]
	First 500 accounts	[***]	[***]
	Next 500 accounts	[***]
	Above 1000 accounts	[***]
	Enterprise license (>10,000 accounts)	[***]

NOTES to TABLE F-1:

1) Where indicated, Fidelity shall also pay Envestnet the actual Security APL charges paid by Envestnet for the associated accounts.

2) Annual full service platform fees (all fee components from Table F-2 purchased) on a per account basis will be the greater of either the bps charge or the corresponding “per account $ charge” by Investment Product. Platform fee minimums will be adjusted pro-rata when different categories of platform services are provided. Envestnet reserves the right to refuse accounts that fall below the minimums if it feels these cannot be properly administered, typically due to trade minimums.

3) All performance reports are trade ready and fully reconciled daily for both performance and trading. Includes quarterly performance report (pdf) and daily on-line reporting (html). Billing administration includes billing computation, collection from the custodian, and disbursement to the broker/dealer home office or RIA. Conversion of performance or cost basis not included in this price. Envestnet reserves the right to charge additional fees for large numbers of securities, excessive trading frequency, or holding large numbers of certain types of securities that require special daily pricing services arrangements (i.e. municipal or foreign bonds, collateralized debt obligations, foreign equities, etc.). Billing at these rates will be done by brokerage account range/office code, and will not on an individual account basis.

4) Fidelity and Envestnet recognize that certain advisors will wish to avail themselves of a la carte services such as SMA light or stand-alone performance reporting. Such advisors may also wish to open other brokerage accounts within the same client proposal but manage these brokerage accounts directly, without using the products or services available through the Envestnet platform (“Self-Directed Accounts”). Both Envestnet and Fidelity have acknowledged the importance of this scenario, and in Envestnet’s contract with Fidelity Brokerage Services dated December 28, 2005, Envestnet provides for this scenario by allowing Fidelity’s advisor customers the ability to incorporate in one proposal Self-Directed Accounts and accounts for which Envestnet provides a la carte services such as SMA Light accounts our Performance Reporting Accounts without paying a basis point fee on Self-Directed Accounts. Envestnet agrees to allow Fidelity’s advisor clients to continue using the proposal tool for the purpose of combining these Self-Directed Accounts with the accounts managed jointly between the advisor and Envestnet without paying a basis point fee on the self-directed accounts. Envestnet agrees to be compensated through the proposed license fee for the source code access to the Envestnet Proposal tool. However for the purpose of opening Self-Directed Accounts. Fidelity will continue to pay Envestnet [***    ] per quarter for administering the data needed to support this a la carte usage until aggregate IWS Platform Services Fees exceed [***] year or upon a Envestnet obtaining reduced clearing/custody fees to our mutual satisfaction, at which time Envestnet shall then waive the [***        ] per quarter proposal data admin fee.

[***]	Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

Table F-2: PLATFORM SERVICES BREAKDOWN OF COMPONENT SERVICES

				Back Office Services		Client Services
Investment Product Type	Full Platform Fee (all services provided)	Technology (1)	Hosting (1)	Due Diligence	Platform & Account Administration	Trade Admin	Sales/ Wholesaling	Client Support	Customization Services
Equity SMA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Fixed Income SMA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Equity SMA-lite	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Fixed Income SMA-lite	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Model-Based MMA/UMA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Mutual Fund/ETF Wrap	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Rep as PM	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Technology Fee for all product types when Envestnet does not provide Hosting Services (3)		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

NOTES TO TABLE F-2:

1. PRICING TECHNOLOGY SERVICES WHEN ENVESTNET DOES NOT PROVIDE HOSTING SERVICES: For the first 48 months following the Effective Date, Envestnet will provide Software Updates, and Maintenance and Support as described in Exhibit A at no additional charge beyond the Technology fees shown in Table F-2. If after such 48 month period Fidelity elects not to purchase Hosting Services, Envestnet will provide a reduced Software Update, Maintenance and Support Services for [***] on assets subject to a minimum charge of [***] per year, and a maximum charge of [***] per year. The minimum/maximum charge will be adjusted annually for the U.S. core CPI index as of 1/1/2008.

[***]	Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

EXHIBIT G-1

MANAGED ACCOUNT SOLUTIONS PROGRAM TERMS AND CONDITIONS

By executing the Statement of Investment Selection, Client has entered into an agreement with the independent financial advisor identified therein (“Advisor”) and Envestnet Asset Management, Inc. (“Platform Manager”) relating to the investment advisory services that will be provided to Client by Advisor and Platform Manager. Advisor has determined that Client would be a suitable participant and has recommended to Client that Client participate in the Managed Account Solutions Program (the “Program”) offered by Platform Manager. Client understands that Platform Manager and Advisor are not affiliated other than through jointly providing services to the Program. Platform Manager, a registered investment adviser, operates the technology platform on which the Program functions and renders investment advice to Advisor and/or Client, including recommending an appropriate asset allocation for Client and specific investment managers or investment products. Client wishes to participate in the Program with respect to certain of Client’s assets (the “Program Assets”).

The Program Assets may be invested (i) in separate accounts managed by other investment advisers, as sub-managers (“Sub-Managers”), pursuant to agreements entered into by Platform Manager and Sub-Managers (“Separately Managed Account Program Assets”); (ii) in a single account managed by the Platform Manager pursuant to the directions of one or more Sub-Managers (“MMA Program Assets” and “Manager Blend Program Assets”); (iii) in mutual funds and/or exchange-traded funds (“ETFs”) available through the Program (“Mutual Fund and ETF Wrap Program Assets”) managed directly by the Platform Manager or using one or more investment models available under the Program that were created by one or more independent investment advisers (the “Model Providers”) consisting of mutual funds, ETFs and/or other securities and investments (the “Third Party Wrap Strategists and Investment Models Assets”,); (iv) in a single account for a portfolio customized by Advisor and with overlay management provided by Platform Manager pursuant to the directions of one or more Model Providers (“UMA Program Assets”); (v) in mutual funds, ETFs and/or other securities and investments managed by Advisor (“Advisor Directed Model Assets”); or (vi) in PMC Select Portfolios,(“PMC Select Portfolios Assets”), a series of portfolios comprised of Envestnet’s proprietary sub-advised mutual funds (“PMC Funds”); or (vii) in alternative investment products available through the Program (“Alternative Investment Product Assets”).

In connection with the Program Assets managed (i) using a model portfolio developed by a Model Provider or (ii) under an Advisor Directed Model, Platform Manager is providing only administrative services and is not responsible for the selection of the specific investment choices made with respect to such Program Assets (except that Platform Manager is responsible for determining the target asset mix in the case of Program Assets managed using a model developed by a Model Provider). Client agrees and acknowledges that Platform Manager shall have no liability relating to those specific investment selections.

In connection with UMA Program Assets, Platform Manager is responsible for determining the target asset mix and providing overlay management. Advisor is responsible for selecting the specific, underlying investment vehicles in the appropriate model to meet the client’s needs. For this program, Client agrees and acknowledges that Platform Manager shall have no liability relating to specific investment vehicle selections.

Client may select that Program Assets be invested in Envestnet’s proprietary sub-advised mutual funds, PMC Funds. Envestnet also serves as the investment adviser to PMC Funds and receives advisory fees paid by PMC Funds in addition to the fee that Client pays for services provided under this

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Agreement (the “Program Fee”). Disclosure of the advisory fees paid by PMC Funds is included in the PMC Funds prospectus. A portion of MMA Program Assets may be invested in PMC Funds, where appropriate, in conjunction with using multiple asset managers that comprise the investment models. Since Envestnet serves as the investment adviser to the PMC Funds, the amount that Envestnet receives with respect to MMA Program Assets that are invested in the PMC Funds may be greater than just the portion of the MMA Program Assets fee remitted to Envestnet. When PMC Funds are used in an MMA portfolio, a corresponding credit-back to the Account (as defined below) or reduction to the Program Fee shall be made in order to remove the economic incentive that Envestnet may have in investing MMA Program Assets in PMC Funds. Similarly, should Envestnet otherwise exercise its grant of investment discretion, described below in Section 2, to select PMC Funds for an investment for Program Assets, a corresponding credit-back or reduction to the Program Fee shall be made.

Client may elect to receive account administration and reporting services with respect to current assets held in securities accounts that are not Program Assets maintained with certain custodians with whom Platform Manager has established interfaces (“Reporting Only Services”). Such information will be reconciled to such custodian’s records to verify that Envestnet’s records agree with the custodian’s records (historical information is not, as of the date of this Agreement, available under these services).

1.	Client Profile.

(a) Client, with assistance of Advisor, has completed the required investment profile questionnaire provided to Client by Advisor or has otherwise provided Client’s financial information to Advisor. Client certifies to Advisor and Platform Manager that Client has completely and accurately provided information regarding Client’s financial condition and investment objectives. Client acknowledges and agrees that Advisor and Platform Manager base their recommendations and decisions for Client on information that Client has provided and that Advisor, Platform Manager and any Sub-Managers retained by Platform Manager may rely on such information. Client further agrees to notify Advisor immediately if Client’s financial condition and/or investment objectives change. Client understands that Client’s failure to provide Advisor with current, accurate information could adversely affect Advisor’s and/or Platform Manager’s ability to effectively allocate Client’s assets within the Program.

(b) Client agrees to maintain a separate account for each Sub-Manager managing Separate Account Program Assets and each alternative investment product purchased on its behalf, one account for all MMA Program Assets, UMA Program Assets, Third Party Wrap Strategists and Investment Models Assets, Manager Blend Program Assets and each Mutual Fund and ETF Wrap Program Assets (collectively, the “Accounts”).

2.	Appointment as Investment Manager and Sub-Manager.

(a) Client appoints each of Platform Manager and Advisor as its investment manager and hereby grants to Platform Manager and Advisor full discretionary authority to invest, reinvest and otherwise deal with the Program Assets in their discretion, including without limitation the authority to select, allocate and reallocate the Program Assets in Client’s Accounts to different Sub-Managers and to delegate such investment discretion to such Sub-Managers. The parties acknowledge and agree that Platform Manager and Advisor have no authority to manage any of Client’s assets that are not Program Assets. Such discretionary authority allows Platform Manager and Advisor to make all investment decisions with respect to the Accounts and, when it deems appropriate and without prior consultation with

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Client, to buy, sell, exchange, convert and otherwise trade in any stocks, bonds, mutual funds, alternative investments and other securities.

(b) Platform Manager and/or Advisor will recommend an appropriate asset allocation among the investment options in the Program and recommend investment vehicles and/or Sub-Managers within that program for Client’s Accounts. In selecting investment vehicles and Sub-Managers for the Accounts, Advisor and/or Platform Manager will consider factors it deems relevant, including but not limited to, the investment goals and objectives of Client, and any reasonable restrictions imposed by Client on management of the Accounts including the designation of particular securities or types of securities that should not be purchased for the Accounts, or that should be sold if held in the Accounts. Client understands and is willing and able to accept the risk involved in the selection of investments and further understands that there is no assurance that Client’s investment objective will be achieved.

(c) Client understands and agrees that Sub-Managers shall be retained by Platform Manager pursuant to agreements entered between the Sub-Managers and Platform Manager. Client authorizes Platform Manager to enter into sub-management agreements with Sub-Managers for portfolio management services in connection with the management of the Accounts on terms and manner that Platform Manager deem appropriate. In order to give Platform Manager the requisite authority to retain Sub-Managers on Client’s behalf and to trade the MMA Program Assets and the Mutual Fund and ETF Wrap Program Assets directly, Client hereby grants to Platform Manager full discretionary authority to buy, sell, exchange, convert or otherwise trade in any and all stock, bonds, mutual funds, alternative investments and other securities and to grant such discretionary authority to Sub-Managers who are selected to manage Separate Account Program Assets.

3.	Initial Program Assets.

Program Assets consist of the cash, securities and debt instruments that are initially placed into the Program by Client, plus all investments, reinvestments, and proceeds of the sale of those assets, including, without limitation, all dividends and interest on investments, and all appreciation and other additions and less depreciation and withdrawals from the Accounts, and any Accounts set up in the future that Client requests be included in the Program. It is agreed by Client, that some or all of the assets initially deposited into the Account may not meet the investment guidelines of the Program, and therefore, may be liquidated and reinvested by the Platform Manager, Advisor or Sub-Manager under their discretionary authority as deemed appropriate within the investment option selected by the Client. The Program has been designed to comply with the provisions of Rule 3a-4 under the Investment Company Act of 1940, as amended.

4.	Power of Attorney.

Client hereby authorizes Advisor, Platform Manager and/or any Sub-Manager expressly designated by Advisor or Platform Manager and retained by Platform Manager, as its agent and attorney-in-fact, to issue to brokers, dealers, and banks in its sole discretion, without prior consultation with Client, instructions to purchase, sell, exchange, convert and otherwise trade in and deal with any security or cash in the Accounts for the account of and risk of Client and generally to perform the services described in the Agreement.

5.	Trade Execution and Custodial Services.

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(a) Client authorizes Platform Manager and Advisor to designate National Financial Services, LLC (“NFS”) to provide trade execution and custodial services with respect to Program Assets. Services provided by NFS in this capacity are governed by a separate agreement between Client and NFS. Client acknowledges that by authorizing Platform Manager, Advisor or any Sub-Manager to direct brokerage, Client may not receive best execution on transactions for the Accounts. Sub-Managers will have the authority to effect transactions for the Accounts with or through another broker, dealer or bank if Advisor or Sub-Manager believes that “best execution” of transactions may be obtained through such other broker, dealer or bank, including any broker-dealer that is affiliated with Advisor or Sub-Manager. Client agrees to furnish any such broker, dealer or bank such authorizations as any of them or Advisor may request to implement the provisions of this Agreement. Client acknowledges that NFS does not provide investment advice or investment advisory services in connection with the Program.

(b) Client agrees that Advisor or Platform Manager will instruct NFS to accept instructions regarding Program Assets from Platform Manager, Advisor and Sub-Managers to whom Advisor or Platform Manager has delegated investment discretion. Client authorizes Platform Manager to open broker-dealer credit accounts at applicable executing brokers, and Client authorizes Platform Manager as attorney-in-fact to give instructions to an appropriate broker. All transactions effected by Sub-Managers for Client’s Accounts shall be cleared and settled with the NFS.

(c) Sub-Managers may execute transactions through brokers, dealers and banks that have certain arrangements with Advisor and/or Sub-Managers pursuant to which Advisor or Sub-Managers receive credit (toward acquisition of research products and services) for brokerage placed with such firms by Advisor or Sub-Managers.

(d) When Platform Manager, Advisor or a Sub-Manager deems a transaction to be in the best interests of Client as well as other clients of Platform Manager, Advisor or Sub-Manager, to the extent permitted by applicable law and regulation, Platform Manager, Advisor or Sub-Manager is permitted to aggregate multiple client orders to obtain what Platform Manager, Advisor or Sub-Manager believes will be the most favorable price and/or lower execution costs at the time of execution.

(e) None of Platform Manager, Advisor or any Sub-Manager will be responsible for any action or inaction taken by any broker, dealer or bank or any loss incurred by reason of any action or inaction of any broker, dealer or bank.

(f) Client authorizes Platform Manager, Advisor and Sub-Managers to instruct all brokers, dealers and banks that effect transactions for or with the Accounts to forward confirmations of transactions for Client’s Accounts to the Sub-Managers, Platform Manager or Advisor.

6.	Program Fee.

For services provided under this Agreement, Client will pay a fee the Program Fee calculated by applying the annual fee schedule for the pertinent category of Program Assets in the Statement of Investment Selection to the asset value of Program Assets (determined quarterly on an Account by Account basis and not in the aggregate). The initial Program Fee will equal (on an annualized basis) the percentage as set forth in the fee schedule of the fair market value of the Client’s Program Assets in the applicable category. Client authorizes and directs Advisor and Platform Manager to instruct NFS to deduct from Program Accounts such Program Fees as are due from Client in accordance with these terms and conditions and Client consents to such deduction in amounts and at times as Advisor or Platform Manager may instruct NFS from time to time. The Program Fee will be debited from Client’s Accounts on a quarterly basis in advance except where Strategic Advisers, Inc. is selected to manage Mutual Fund

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and ETF Wrap Program Assets in which case the Program Fee will be debited as outlined in Section 6A below. NFS shall retain the custodial fee due NFS in connection with the Program and shall disburse the remainder of the Program Fee to Advisor and/or to Platform Manager in accordance with their instructions. Platform Manager, as agent for Client, shall retain or distribute to Sub-Managers and any third-party service providers any amounts due such parties in connection with the Programs. Client acknowledges and agrees that it is Client’s responsibility to verify the accuracy of such fee calculation and that the NFS will not determine whether fees are properly calculated.

The initial Program Fee shall be calculated and debited on the 15th day of the month (or the next business day if the 15th is a non-business day) after initial Program Assets are placed in the Program with NFS and shall be the Program Fee for the first calendar quarter (or part thereof) in which the Client participates in the Program. The initial Program Fee for any partial calendar quarter shall be appropriately pro-rated based on the number of calendar days in the partial quarter. Thereafter, the Program Fee shall be calculated at the beginning of each calendar quarter based on the value of Program Assets on the last business day of the prior calendar quarter. However, if an Account is opened in the last month of a calendar quarter, the Program Fee will be calculated and debited for the remaining period in the calendar quarter plus the next calendar quarter on the 15th day of the month (or the next business day if the 15th is a non-business day) after initial Program Assets are placed into the Program. For example, an account that opened on 9/15/07 would have fees debited on 10/15/07 for the periods (9/15/07 – 9/30/07) and (10/01/07 – 12/31/07). If Client invests $10,000 or more in any Account after the inception of a calendar quarter, the Program Fee for that quarter will be recalculated and pro-rated as of the day of the additional investment. The Program Fee for each quarter will equal (on an annualized basis) the percentage set forth in the fee schedule of the fair market value of the Program Assets in the applicable category (including interest paid or accrued) as calculated on the last business day of the previous calendar quarter. The Platform Manager will determine fair market value for Program Fee calculation purposes. If this Agreement is terminated and all Program Assets are withdrawn from the Program prior to the end of a quarter, the pro rata portion of the Program Fee will be reimbursed to Client.

There is a minimum annual Program Fee charged per Account for participation in the Program. Other costs that may be assessed to Client and that are not part of the Program Fee include fees for portfolio transactions executed away from NFS, dealer mark-ups, electronic fund and wire transfer fees, market maker spreads, Exchange fees and broker/custodian fees, among others. Mutual Funds, ETFs and alternative investments may charge their own fees, including contingent deferred sales charges, for investing the pool of assets in the respective investment vehicle. Please see the prospectus or related disclosure document for information regarding these fees.

If there is insufficient cash in the Accounts at the time the Program Fee is to be debited from the Accounts, Client understands and acknowledges that Platform Manager or Sub-Managers may sell an amount of Program Assets to generate sufficient cash to pay the Program Fee. This may create a taxable gain or tax loss for Client. If Program Assets are illiquid and Platform Manager or a designated Sub-Manager determines that the sale of Program Assets to pay the Program Fee is not feasible, Platform Manager will send Client an invoice for the Program Fee for the quarter. Client agrees to pay this invoice within ten (10) days of receipt.

6A	Program Fee Credits.

(a) For Accounts where Strategic Advisers, Inc. (“SAI”) is selected to manage Mutual Fund and ETF Wrap Program Assets, SAI will receive a quarterly fee (the “SAI Gross Sub-Management Fee”) calculated separately at the close of each calendar quarter for each Account and billed in arrears,

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based on the average daily account assets during the quarter. The SA1 Gross Sub-Management Fee will be reduced by any credit amount (the “Credit Amount”) determined by SA1 or its affiliate in its sole discretion to the extent necessary to comply with the requirements of the Employee Retirement Income Security Act of 1974, as amended, based on the following provisions: [NOTE: The language “to the extent necessary” covers the fact that there may be times in which they do not reduce the credit amount.]

(1) Following the close of business on the last day of each calendar quarter, and prior to debiting an Account, the Credit Amount shall be calculated and applied against the SAI Gross Sub-Management Fee for such Account. The Credit Amount shall be calculated by SAI or its affiliate, which shall furnish such amount to the Platform Manager.

(2) The Credit Amount is designed to reduce the SAI Gross Sub-Management Fee with respect to each Account by the amount of investment advisory fees, if any, received by SAI or its affiliates from Fidelity mutual funds and fees, if any, received by SAI or its affiliates for certain distribution and shareholder services, including transaction-based fees. The Credit Amount shall be equal to the greater of:

(i) an amount equal to 0.57% on an annualized basis of all assets in an Account managed by SAI that are invested in a mutual fund that pays the fees referenced in subsection (2) above to SAI or its affiliates; and

(ii) either

(A) the actual underlying investment management fees paid to SAI or its affiliates from such fund if it is a Fidelity fund (but not other fund expenses such as transfer agency fees); or

(B) the actual distribution or shareholder servicing fees paid to SAI or its affiliates from or in respect of such fund if it is not a Fidelity fund, including purchase-related fees for transaction fee Funds.

(b) If, for any billing period for any Account, the Credit Amount attributable to a mutual fund exceeds 0.57% on an annualized basis of the assets invested in that fund, Platform Manager and Advisor shall ensure that fee payable by such Account in respect of its Mutual Fund and ETF Wrap Program Assets is reduced on a dollar-for-dollar basis by the amount of such excess to the extent necessary to comply with applicable laws, rules, or regulations.

(c) Client acknowledges and agrees that SAI may modify the amount of the SAI Gross Sub-Management Fee and/or Credit Amount from time to time.

(d) Unless required by ERISA, Client shall have no entitlement to the Credit Amount except as determined by SAI in its sole discretion.

(e) Client acknowledges that SAI does not provide investment advice or investment advisory services to Client in connection with the Program.

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7.	Communications with Client.

(a) Client will not receive trade confirmations for each transaction made by the Sub-Managers, Platform Manager or Advisor (as applicable) unless Client notifies Advisor that Client wishes to receive such confirmations.

(b) Client agrees that communications from Advisor and/or Platform Manager may be by electronic means. As soon as possible, but in no event later than 45 days, after the end of each calendar quarter, Advisor will provide Client via electronic means a quarterly statement containing a description of all activity in Client’s Accounts during the previous quarter, including all of the following:

(i) An asset summary and performance section,

(ii) Comparative indices,

(iii) All transactions made on behalf of the Accounts,

(iv) All contributions and withdrawals made by Client,

(v) All fees charged to the Accounts, the asset value of the Accounts for Program Fee calculation purposes and the Program Fee calculation, and

(vi) Information indicating the market value of the Accounts at the beginning and end of the period, as well as the cost, market value, estimated annual income of each of the Program Assets and the value of the Program Assets in aggregate.

The quarterly statement will also include a statement to the effect that Client should contact Advisor if there have been any changes in Client’s financial situation or investment objectives, if Client wishes to impose reasonable restrictions on the management of Client’s account or if Client wishes to reasonably modify existing restrictions and such statement will explain to Client the means by which contact with Advisor may be made.

(c) Advisor will contact Client at least annually to determine whether there have been any changes in Client’s financial situation or investment objectives, and whether Client wishes to impose any reasonable restrictions or reasonably modify existing restrictions on the management of Client’s Accounts.

8.	Representations.

(a) Each of Advisor and Platform Manager represents that it is duly registered with either the Securities and Exchange Commission or any applicable state regulatory authority as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) or comparable state law. Each of Advisor and Platform Manager has made all notice filings and paid all fees, if any, under applicable federal or state securities laws that its current activities require it to make or pay. Each of Advisor and Platform Manager will obtain and maintain all such registrations, file all such notices and pay all such fees, if any, for so long as required under applicable law.

(b) By executing this Agreement, Client represents that it has the requisite legal capacity and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly authorized, executed and delivered by Client and is the legal, valid and binding agreement of Client,

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enforceable against Client in accordance with its terms. Client’s execution of this Agreement and the performance of its obligations hereunder does not conflict with or violate any provisions of the governing documents of Client or any obligations by which Client is bound, whether arising by contract, operation of law or otherwise. Client will deliver to Advisor evidence of Client’s authority and compliance with its governing documents on Advisor’s request.

9.	ERISA Accounts.

If this Agreement is entered into by a trustee or other fiduciary, including but not limited to one meeting the definition of “fiduciary” under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or an employee benefit plan subject to ERISA (a “Plan”), such trustee or other fiduciary represents and warrants that Client’s participation in the Program is permitted by the relevant governing instrument of such Plan. Client agrees to furnish such documents as Advisor, Platform Manager or any Sub-Manager appointed to manage the Program Assets shall request with respect to the foregoing. Client additionally represents and warrants that (a) its governing instruments provide that an “investment manager,” as defined in ERISA, may be appointed and (b) the person executing and delivering this Agreement on behalf of Client is a “named fiduciary,” as defined in ERISA, who has the power under the Plan to appoint an investment manager. Advisor acknowledges that it is a “fiduciary” to the Plan, to the extent that it has been retained under this Agreement with respect to the assets of the Plan.

10.	Confidentiality of Information.

(a) Except as may be required by law or as otherwise provided in this Agreement, Advisor and Client shall treat all information, recommendations and advice regarding the Program Assets as confidential; provided, however, that Advisor may provide any confidential information concerning Client or its Accounts to Platform Manager, Sub-Managers, NFS and outside service providers, provided that such parties are subject to substantially similar confidentiality provisions as those in this Agreement. Client hereby authorizes and directs Advisor, Platform Manager, Sub-Managers, and NFS to share Client’s data, including its account data, with each other and with third parties as necessary and to the extent necessary to provide the products and services under the Program.

(b) The rights and obligations of Advisor and Client pursuant to this section shall survive any termination of the Agreement.

11.	Proxy Voting.

Client agrees that Advisor, Platform Manager or Sub-Manager, as applicable, will exercise its discretion in voting or otherwise acting on all matters for which a security holder vote, consent, election or similar action is solicited by, or with respect to, issuers of securities beneficially held as part of the Program Assets, unless otherwise agreed with Client. Client reserves the right to revoke this authority at any time.

12.	Limitation of Liability.

Neither Advisor, Platform Manager, nor any applicable Sub-Manager shall be liable to Client for any investment or recommendation made, or any investment advice given, or any other investment action taken or omitted, except to the extent such loss is caused by gross negligence, a breach of fiduciary duty, or an intentionally illegal or wrongful act by Advisor or Platform Manager, as applicable. Notwithstanding the foregoing, federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall constitute a waiver or limitation

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of any rights which Client may have under any federal or state securities laws. Client acknowledges that neither Advisor nor Platform Manager make any guarantee of profit or offer any protection against loss on any Program Assets managed by Advisor, Platform Manager or Sub-Manager or on any Program Assets invested in mutual funds or alternative investment products that Advisor Platform Manager recommend and that all purchases and sales of mutual funds, alternative investment products or other securities shall be solely for the account and risk of Client.

13.	Third Party Beneficiaries.

Client acknowledges and agrees that any Sub-Managers appointed by Advisor and/or Platform Manager and retained by Platform Manager are intended third party beneficiaries of this Agreement. Such Sub-Managers are not liable to Client for any investment or recommendation made, or any investment advice given, or any other investment action taken or omitted, except to the extent such loss is caused by gross negligence, a breach of fiduciary duty, or an intentionally illegal or wrongful act by such Sub-Manager. Notwithstanding the foregoing, federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and so nothing herein shall constitute a waiver or limitation of any rights which Client may have under any federal or state securities laws.

14.	Termination.

This Agreement is effective upon acceptance by Advisor and Platform Manager. Client has the right to cancel this Agreement within five (5) business days of the later of Advisor’s or Platform Manager’s acceptance by giving written notice of such cancellation to Advisor. In such event, any Program Fees paid by Client shall be refunded to Client, but Client shall be responsible for any transactions executed prior to Advisor’s receipt of the written cancellation notice.

This Agreement may be terminated by either party upon thirty (30) days prior written notice to the other party, subject to the above cancellation provisions of this Section 14. Termination of this Agreement will not affect liabilities or obligations arising from performance or transactions initiated prior to such termination.

15.	Notices.

All notices hereunder shall be in writing, sent by facsimile or overnight courier, to the receiving party, at the respective address set forth below, or at such other address as such party shall have specified to the other party by notice similarly given. If no address is specified below for Client, then at the address set forth in the records of Advisor for notices to Client by Advisor, respectively.

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To Advisor:	To Client:

Attn:	Attn:

e-mail:	e-mail:

To Platform Manager:

Envestnet Asset Management, Inc.

35 East Wacker Drive, Suite 1600

Chicago, Illinois 60601

Attn: Client Services Group

16.	Assignment.

This Agreement is not assignable by any party without the consent of the other parties, except that Advisor and/or Platform Manager may assign this Agreement using a “negative consent” process whereby Client has no less than 30 days to respond to a notice of intended assignment. However, Advisor and Platform Manager have the power and authority in their sole discretion to delegate discretionary management of Program Assets to Sub-Managers.

17.	Governing Law.

This Agreement and the interpretation and application of the provisions hereof shall be governed and construed in accordance with the laws of Illinois, without giving effect to its choice of law provisions.

18.	Arbitration.

The parties agree that any controversy, claim or dispute concerning any transaction, or concerning this or any other agreement between the parties, or arising out of or relating to this Agreement or the breach thereof shall be settled by arbitration in accordance with the rules, then obtaining, of the American Arbitration Association. Any arbitration award shall be final, and judgment upon the award rendered may be entered in any court, state or federal, having jurisdiction. Client understands that it cannot be required to arbitrate any dispute or controversy non-arbitratable under federal law. However, this Section 18 does not constitute a waiver of any right provided by the Investment Advisers Act of 1940, including the right to choose the forum, whether arbitration or adjudication, in which to seek dispute resolution. In the event of any legal action taken to resolve a dispute between the parties, the prevailing party shall be entitled to recover reasonable legal fees and costs.

19.	Counterparts.

This agreement may be executed in one or more counterparts and all counterparts together shall constitute a single agreement among the parties.

20.	Web Site Terms and Conditions.

The Terms and Conditions of Use governing use of the Program via the National Financial

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Services LLC Streetscape system are posted on the Managed Account section of Streetscape and are incorporated by reference in this Agreement. Advisor and Client agree that each of them and their authorized users shall abide by all terms and conditions described in the Terms and Conditions of Use which may be accessed by clicking on the link labeled Legal on the website noted above.

21.	Entire Agreement; Amendment.

This Agreement, along with the Statement of Investment Selection, constitutes the entire understanding between the parties relating to the subject matter contained herein and merges and supersedes all prior discussions and writings between them. No party shall be bound by any condition, warrant, or representation other than as expressly stated in the Agreement or subsequently set forth in a writing signed by all parties. This Agreement may be amended only with the prior written consent of all parties.

22.	Acknowledgement of Receipt of Form ADV.

Client acknowledges receipt of information concerning Advisor, including a copy of Advisor’s Schedule H of Form ADV for the Program and Privacy Policy. Client also acknowledges receipt of Part II of Form ADV and Privacy Policy for each of the Platform Manager, any Sub-Manager managing Client assets and any Model Provider whose investment model is being used on behalf of Client.

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EXHIBIT G-2

MANAGED ACCOUNT SOLUTIONS PROGRAM

TERMS AND CONDITIONS

By executing the Statement of Investment Selection, Client has entered into an agreement with the independent financial advisor identified therein (“Advisor”) and Envestnet Asset Management, Inc. (“Platform Manager”) relating to the investment advisory services that will be provided to Client by Advisor and Platform Manager. Advisor has determined that Client would be a suitable participant and has recommended to Client that Client participate in the Managed Account Solutions Program (the “Program”) offered by Platform Manager. Client understands that Platform Manager and Advisor are not affiliated other than through jointly providing services to the Program. Platform Manager, a registered investment adviser, operates the technology platform on which the Program functions and renders investment advice to Advisor and/or Client, including recommending an appropriate asset allocation for Client and specific investment managers or investment products. Client wishes to participate in the Program with respect to certain of Client’s assets (the “Program Assets”).

The Program Assets may be invested (i) in separate accounts managed by other investment advisers, as sub-managers (“Sub-Managers”), pursuant to agreements entered into by Platform Manager and Sub-Managers (“Separately Managed Account Program Assets”); (ii) in a single account managed by the Platform Manager pursuant to the directions of one or more Sub-Managers (“MMA Program Assets” and “Manager Blend Program Assets”); (iii) in mutual funds and/or exchange-traded funds (“ETFs”) available through the Program (“Mutual Fund and ETF Wrap Program Assets”) managed directly by the Platform Manager or using one or more investment models available under the Program that were created by one or more independent investment advisers (the “Model Providers”) consisting of mutual funds, ETFs and/or other securities and investments (the “Third Party Wrap Strategists and Investment Models Assets”); (iv) in a single account for a portfolio customized by Advisor and with overlay management provided by Platform Manager pursuant to the directions of one or more Model Providers (“UMA Program Assets”); (v) in mutual funds, ETFs and/or other securities and investments managed by Advisor (“Advisor Directed Model Assets”); or (vi) in PMC Select Portfolios, (“PMC Select Portfolios Assets”), a series of portfolios comprised of Envestnet’s proprietary sub-advised mutual funds (“PMC Funds”); or (vii) in alternative investment products available through the Program (“Alternative Investment Product Assets”).

In connection with the Program Assets managed (i) using a model portfolio developed by a Model Provider or (ii) under an Advisor Directed Model, Platform Manager is providing only administrative services and is not responsible for the selection of the specific investment choices made with respect to such Program Assets (except that Platform Manager is responsible for determining the target asset mix in the case of Program Assets managed using a model developed by a Model Provider). Client agrees and acknowledges that Platform Manager shall have no liability relating to those specific investment selections.

In connection with UMA Program Assets, Platform Manager is responsible for determining the target asset mix and providing overlay management. Advisor is responsible for selecting the specific, underlying investment vehicles in the appropriate model to meet the client’s needs. For this program, Client agrees and acknowledges that Platform Manager shall have no liability relating to specific investment vehicle selections.

Client may select that Program Assets be invested in Envestnet’s proprietary sub-advised mutual funds, PMC Funds. Envestnet also serves as the investment adviser to PMC Funds and receives advisory fees paid by PMC Funds in addition to the fee that Client pays for services provided under this

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Agreement (the “Program Fee”). Disclosure of the advisory fees paid by PMC Funds is included in the PMC Funds prospectus. A portion of MMA Program Assets may be invested in PMC Funds, where appropriate, in conjunction with using multiple asset managers that comprise the investment models. Since Envestnet serves as the investment adviser to the PMC Funds, the amount that Envestnet receives with respect to MMA Program Assets that are invested in the PMC Funds may be greater than just the portion of the MMA Program Assets fee remitted to Envestnet. When PMC Funds are used in an MMA portfolio, a corresponding credit-back to the Account (as defined below) or reduction to the Program Fee shall be made in order to remove the economic incentive that Envestnet may have in investing MMA Program Assets in PMC Funds. Similarly, should Envestnet otherwise exercise its grant of investment discretion, described below in Section 2, to select PMC Funds for an investment for Program Assets, a corresponding credit-back or reduction to the Program Fee shall be made.

Client may elect to receive account administration and reporting services with respect to current assets held in securities accounts that are not Program Assets maintained with certain custodians with whom Platform Manager has established interfaces (“Reporting Only Services”). Such information will be reconciled to such custodian’s records to verify that Envestnet’s records agree with the custodian’s records (historical information is not, as of the date of this Agreement, available under these services).

1.	Client Profile.

(a) Client, with assistance of Advisor, has completed the required investment profile questionnaire provided to Client by Advisor or has otherwise provided Client’s financial information to Advisor. Client certifies to Advisor and Platform Manager that Client has completely and accurately provided information regarding Client’s financial condition and investment objectives. Client acknowledges and agrees that Advisor and Platform Manager base their recommendations and decisions for Client on information that Client has provided and that Advisor, Platform Manager and any Sub-Managers retained by Platform Manager may rely on such information. Client further agrees to notify Advisor immediately if Client’s financial condition and/or investment objectives change. Client understands that Client’s failure to provide Advisor with current, accurate information could adversely affect Advisor’s and/or Platform Manager’s ability to effectively allocate Client’s assets within the Program.

(b) Client agrees to maintain a separate account for each Sub-Manager managing Separate Account Program Assets and each alternative investment product purchased on its behalf, one account for all MMA Program Assets, UMA Program Assets, Third Party Wrap Strategists and Investment Models Assets, Manager Blend Program Assets and each Mutual Fund and ETF Wrap Program Assets (collectively, the “Accounts”).

2.	Appointment as Investment Manager and Sub-Manager.

(a) Client appoints each of Platform Manager and Advisor as its investment manager and hereby grants to Platform Manager and Advisor full discretionary authority to invest, reinvest and otherwise deal with the Program Assets in their discretion, including without limitation the authority to select, allocate and reallocate the Program Assets in Client’s Accounts to different Sub-Managers and to delegate such investment discretion to such Sub-Managers. The parties acknowledge and agree that Platform Manager and Advisor have no authority to manage any of Client’s assets that are not Program Assets. Such discretionary authority allows Platform Manager and Advisor to make all investment decisions with respect to the Accounts and, when it deems appropriate and without prior consultation with Client, to buy, sell, exchange, convert and otherwise trade in any stocks, bonds, mutual funds, alternative investments and other securities.

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(b) Platform Manager and/or Advisor will recommend an appropriate asset allocation among the investment options in the Program and recommend investment vehicles and/or Sub-Managers within that program for Client’s Accounts. In selecting investment vehicles and Sub-Managers for the Accounts, Advisor and/or Platform Manager will consider factors it deems relevant, including but not limited to, the investment goals and objectives of Client, and any reasonable restrictions imposed by Client on management of the Accounts including the designation of particular securities or types of securities that should not be purchased for the Accounts, or that should be sold if held in the Accounts. Client understands and is willing and able to accept the risk involved in the selection of investments and further understands that there is no assurance that Client’s investment objective will be achieved.

(c) Client understands and agrees that Sub-Managers shall be retained by Platform Manager pursuant to agreements entered between the Sub-Managers and Platform Manager. Client authorizes Platform Manager to enter into sub-management agreements with Sub-Managers for portfolio management services in connection with the management of the Accounts on terms and manner that Platform Manager deem appropriate. In order to give Platform Manager the requisite authority to retain Sub-Managers on Client’s behalf and to trade the MMA Program Assets and the Mutual Fund and ETF Wrap Program Assets directly, Client hereby grants to Platform Manager full discretionary authority to buy, sell, exchange, convert or otherwise trade in any and all stock, bonds, mutual funds, alternative investments and other securities and to grant such discretionary authority to Sub-Managers who are selected to manage Separate Account Program Assets.

3.	Initial Program Assets.

Program Assets consist of the cash, securities and debt instruments that are initially placed into the Program by Client, plus all investments, reinvestments, and proceeds of the sale of those assets, including, without limitation, all dividends and interest on investments, and all appreciation and other additions and less depreciation and withdrawals from the Accounts, and any Accounts set up in the future that Client requests be included in the Program. It is agreed by Client, that some or all of the assets initially deposited into the Account may not meet the investment guidelines of the Program, and therefore, may be liquidated and reinvested by the Platform Manager, Advisor or Sub-Manager under their discretionary authority as deemed appropriate within the investment option selected by the Client. The Program has been designed to comply with the provisions of Rule 3a-4 under the Investment Company Act of 1940, as amended.

4.	Power of Attorney.

Client hereby authorizes Advisor, Platform Manager and/or any Sub-Manager expressly designated by Advisor or Platform Manager and retained by Platform Manager, as its agent and attorney-in-fact, to issue to brokers, dealers, and banks in its sole discretion, without prior consultation with Client, instructions to purchase, sell, exchange, convert and otherwise trade in and deal with any security or cash in the Accounts for the account of and risk of Client and generally to perform the services described in the Agreement.

5.	Trade Execution and Custodial Services.

(a) Client authorizes Platform Manager and Advisor to designate National Financial Services, LLC (“NFS”) to provide trade execution and custodial services with respect to Program Assets. Services provided by NFS in this capacity are governed by a separate agreement between Client and NFS. Client acknowledges that by authorizing Platform Manager, Advisor or any Sub-Manager to direct

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brokerage, Client may not receive best execution on transactions for the Accounts. Sub-Managers will have the authority to effect transactions for the Accounts with or through another broker, dealer or bank if Advisor or Sub-Manager believes that “best execution” of transactions may be obtained through such other broker, dealer or bank, including any broker-dealer that is affiliated with Advisor or Sub-Manager. Client agrees to furnish any such broker, dealer or bank such authorizations as any of them or Advisor may request to implement the provisions of this Agreement. Client acknowledges that NFS does not provide investment advice or investment advisory services in connection with the Program.

(b) Client agrees that Advisor or Platform Manager will instruct NFS to accept instructions regarding Program Assets from Platform Manager, Advisor and Sub-Managers to whom Advisor or Platform Manager has delegated investment discretion. Client authorizes Platform Manager to open broker-dealer credit accounts at applicable executing brokers, and Client authorizes Platform Manager as attorney-in-fact to give instructions to an appropriate broker. All transactions effected by Sub-Managers for Client’s Accounts shall be cleared and settled with the NFS.

(c) Sub-Managers may execute transactions through brokers, dealers and banks that have certain arrangements with Advisor and/or Sub-Managers pursuant to which Advisor or Sub-Managers receive credit (toward acquisition of research products and services) for brokerage placed with such firms by Advisor or Sub-Managers.

(d) When Platform Manager, Advisor or a Sub-Manager deems a transaction to be in the best interests of Client as well as other clients of Platform Manager, Advisor or Sub-Manager, to the extent permitted by applicable law and regulation, Platform Manager, Advisor or Sub-Manager is permitted to aggregate multiple client orders to obtain what Platform Manager, Advisor or Sub-Manager believes will be the most favorable price and/or lower execution costs at the time of execution.

(e) None of Platform Manager, Advisor or any Sub-Manager will be responsible for any action or inaction taken by any broker, dealer or bank or any loss incurred by reason of any action or inaction of any broker, dealer or bank.

(f) Client authorizes Platform Manager, Advisor and Sub-Managers to instruct all brokers, dealers and banks that effect transactions for or with the Accounts to forward confirmations of transactions for Client’s Accounts to the Sub-Managers, Platform Manager or Advisor.

6.	Program Fee.

For services provided under this Agreement, Client will pay a fee the Program Fee calculated by applying the annual fee schedule for the pertinent category of Program Assets in the Statement of Investment Selection to the asset value of Program Assets (determined quarterly on an Account by Account basis and not in the aggregate). The initial Program Fee will equal (on an annualized basis) the percentage as set forth in the fee schedule of the fair market value of the Client’s Program Assets in the applicable category. Client authorizes and directs Advisor and Platform Manager to instruct NFS to deduct from Program Accounts such Program Fees as are due from Client in accordance with these terms and conditions and Client consents to such deduction in amounts and at times as Advisor or Platform Manager may instruct NFS from time to time. The Program Fee will be debited from Client’s Accounts on a quarterly basis in advance except where Strategic Advisers, Inc. is selected to manage Mutual Fund and ETF Wrap Program Assets in which case the Program Fee will be debited as outlined in Section 6A below. NFS shall retain the custodial fee due NFS in connection with the Program and shall disburse the remainder of the Program Fee to Advisor and/or to Platform Manager in accordance with their instructions. Platform Manager, as agent for Client, shall retain or distribute to Sub-Managers and any

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third-party service providers any amounts due such parties in connection with the Programs. Client acknowledges and agrees that it is Client’s responsibility to verify the accuracy of such fee calculation and that the NFS will not determine whether fees are properly calculated.

The initial Program Fee shall be calculated and debited on the 15th day of the month (or the next business day if the 15th is a non-business day) after initial Program Assets are placed in the Program with NFS and shall be the Program Fee for the first calendar quarter (or part thereof) in which the Client participates in the Program. The initial Program Fee for any partial calendar quarter shall be appropriately pro-rated based on the number of calendar days in the partial quarter. Thereafter, the Program Fee shall be calculated at the beginning of each calendar quarter based on the value of Program Assets on the last business day of the prior calendar quarter. However, if an Account is opened in the last month of a calendar quarter, the Program Fee will be calculated and debited for the remaining period in the calendar quarter plus the next calendar quarter on the 15th day of the month (or the next business day if the 15th is a non-business day) after initial Program Assets are placed into the Program. For example, an account that opened on 9/15/07 would have fees debited on 10/15/07 for the periods (9/15/07 – 9/30/07) and (10/01/07 – 12/31/07). if Client invests $10,000 or more in any Account after the inception of a calendar quarter, the Program Fee for that quarter will be recalculated and pro-rated as of the day of the additional investment. The Program Fee for each quarter will equal (on an annualized basis) the percentage set forth in the fee schedule of the fair market value of the Program Assets in the applicable category (including interest paid or accrued) as calculated on the last business day of the previous calendar quarter. The Platform Manager will determine fair market value for Program Fee calculation purposes. If this Agreement is terminated and all Program Assets are withdrawn from the Program prior to the end of a quarter, the pro rata portion of the Program Fee will be reimbursed to Client.

There is a minimum annual Program Fee charged per Account for participation in the Program. Other costs that may be assessed to Client and that are not part of the Program Fee include fees for portfolio transactions executed away from NFS, dealer mark-ups, electronic fund and wire transfer fees, market maker spreads, Exchange fees and broker/custodian fees, among others. Mutual Funds, ETFs and alternative investments may charge their own fees, including contingent deferred sales charges, for investing the pool of assets in the respective investment vehicle. Please see the prospectus or related disclosure document for information regarding these fees.

If there is insufficient cash in the Accounts at the time the Program Fee is to be debited from the Accounts, Client understands and acknowledges that Platform Manager or Sub-Managers may sell an amount of Program Assets to generate sufficient cash to pay the Program Fee. This may create a taxable gain or tax loss for Client If Program Assets are illiquid and Platform Manager or a designated Sub-Manager determines that the sale of Program Assets to pay the Program Fee is not feasible, Platform Manager will send Client an invoice for the Program Fee for the quarter. Client agrees to pay this invoice within ten (10) days of receipt.

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6A	Program Fee Credits.

(a) For Accounts where Strategic Advisers, Inc. (“SAI”) is selected to manage Mutual Fund and ETF Wrap Program Assets, SAI will receive a quarterly fee (the “SAI Gross Sub-Management Fee”) calculated separately at the close of each calendar quarter for each Account and billed in arrears, based on the average daily account assets during the quarter. The SAI Gross Sub-Management Fee will be reduced by any credit amount (the “Credit Amount”) determined by SAI or its affiliate in its sole discretion to the extent necessary to comply with the requirements of the Employee Retirement Income Security Act of 1974, as amended, based on the following provisions:

(1) Following the close of business on the last day of each calendar quarter, and prior to debiting an Account, the Credit Amount shall be calculated and applied against the SAI Gross Sub-Management Fee for such Account. The Credit Amount shall be calculated by SAI or its affiliate, which shall furnish such amount to the Platform Manager.

(2) The Credit Amount is designed to reduce the SAI Gross Sub-Management Fee with respect to each Account by the amount of investment advisory fees, if any, received by SAI or its affiliates from Fidelity mutual funds and fees, if any, received by SAI or its affiliates for certain distribution and shareholder services, including transaction-based fees. The Credit Amount shall be equal to the greater of:

(i) an amount equal to 0.57% on an annualized basis of all assets in an Account managed by SAI that are invested in a mutual fund that pays the fees referenced in subsection (2) above to SAI or its affiliates; and

(ii) either

(A) the actual underlying investment management fees paid to SAI or its affiliates from such fund if it is a Fidelity fund (but not other fund expenses such as transfer agency fees); or

(B) the actual distribution or shareholder servicing fees paid to SAI or its affiliates from or in respect of such fund if it is not a Fidelity fund, including purchase-related fees for transaction fee Funds.

(b) If, for any billing period for any Account, the Credit Amount attributable to a mutual fund exceeds 0.57% on an annualized basis of the assets invested in that fund, Platform Manager and Advisor shall ensure that fee payable by such Account in respect of its Mutual Fund and ETF Wrap Program Assets is reduced on a dollar-for-dollar basis by the amount of such excess to the extent necessary to comply with applicable laws, rules, or regulations.

(c) Client acknowledges and agrees that SAI may modify the amount of the SAI Gross Sub-Management Fee and/or Credit Amount from time to time.

(d) Unless required by ERISA, Client shall have no entitlement to the Credit Amount except as determined by SAI in its sole discretion.

(e) Client acknowledges that SAI does not provide investment advice or investment advisory services to Client in connection with the Program.

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7.	Communications with Client.

(a) Client will not receive trade confirmations for each transaction made by the Sub-Managers, Platform Manager or Advisor (as applicable) unless Client notifies Advisor that Client wishes to receive such confirmations.

(b) Client agrees that communications from Advisor and/or Platform Manager may be by electronic means. As soon as possible, but in no event later than 45 days, after the end of each calendar quarter, Advisor will provide Client via electronic means a quarterly statement containing a description of all activity in Client’s Accounts during the previous quarter, including all of the following:

(i) An asset summary and performance section,

(ii) Comparative indices,

(iii) All transactions made on behalf of the Accounts,

(iv) All contributions and withdrawals made by Client,

(v) All fees charged to the Accounts, the asset value of the Accounts for Program Fee calculation purposes and the Program Fee calculation, and

(vi) Information indicating the market value of the Accounts at the beginning and end of the period, as well as the cost, market value, estimated annual income of each of the Program Assets and the value of the Program Assets in aggregate.

The quarterly statement will also include a statement to the effect that Client should contact Advisor if there have been any changes in Client’s financial situation or investment objectives, if Client wishes to impose reasonable restrictions on the management of Client’s account or if Client wishes to reasonably modify existing restrictions and such statement will explain to Client the means by which contact with Advisor may be made.

(c) Advisor will contact Client at least annually to determine whether there have been any changes in Client’s financial situation or investment objectives, and whether Client wishes to impose any reasonable restrictions or reasonably modify existing restrictions on the management of Client’s Accounts.

8.	Representations.

(a) Each of Advisor and Platform Manager represents that it is duly registered with either the Securities and Exchange Commission or any applicable state regulatory authority as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) or comparable state law. Each of Advisor and Platform Manager has made all notice filings and paid all fees, if any, under applicable federal or state securities laws that its current activities require it to make or pay. Each of Advisor and Platform Manager will obtain and maintain all such registrations, file all such notices and pay all such fees, if any, for so long as required under applicable law.

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(b) By executing this Agreement, Client represents that it has the requisite legal capacity and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly authorized, executed and delivered by Client and is the legal, valid and binding agreement of Client, enforceable against Client in accordance with its terms. Client’s execution of this Agreement and the performance of its obligations hereunder does not conflict with or violate any provisions of the governing documents of Client or any obligations by which Client is bound, whether arising by contract, operation of law or otherwise. Client will deliver to Advisor evidence of Client’s authority and compliance with its governing documents on Advisor’s request.

9.	ERISA Accounts.

If this Agreement is entered into by a trustee or other fiduciary, including but not limited to one meeting the definition of “fiduciary” under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or an employee benefit plan subject to ERISA (a “Plan”), such trustee or other fiduciary represents and warrants that Client’s participation in the Program is permitted by the relevant governing instrument of such Plan. Client agrees to furnish such documents as Advisor, Platform Manager or any Sub-Manager appointed to manage the Program Assets shall request with respect to the foregoing. Client additionally represents and warrants that (a) its governing instruments provide that an “investment manager,” as defined in ERISA, may be appointed and (b) the person executing and delivering this Agreement on behalf of Client is a “named fiduciary,” as defined in ERISA, who has the power under the Plan to appoint an investment manager. Advisor acknowledges that it is a “fiduciary” to the Plan, to the extent that it has been retained under this Agreement with respect to the assets of the Plan.

10.	Confidentiality of Information.

(a) Except as may be required by law or as otherwise provided in this Agreement, Advisor and Client shall treat all information, recommendations and advice regarding the Program Assets as confidential; provided, however, that Advisor may provide any confidential information concerning Client or its Accounts to Platform Manager, Sub-Managers, NFS and outside service providers, provided that such parties are subject to substantially similar confidentiality provisions as those in this Agreement. Client hereby authorizes and directs Advisor, Platform Manager, Sub-Managers, and NFS to share Client’s data, including its account data, with each other and with third parties as necessary and to the extent necessary to provide the products and services under the Program.

(b) The rights and obligations of Advisor and Client pursuant to this section shall survive any termination of the Agreement.

11.	Proxy Voting.

Client agrees that Advisor, Platform Manager or Sub-Manager, as applicable, will exercise its discretion in voting or otherwise acting on all matters for which a security holder vote, consent, election or similar action is solicited by, or with respect to, issuers of securities beneficially held as part of the Program Assets, unless otherwise agreed with Client. Client reserves the right to revoke this authority at any time.

12.	Limitation of Liability.

Neither Advisor, Platform Manager, nor any applicable Sub-Manager shall be liable to Client for any investment or recommendation made, or any investment advice given, or any other investment action taken or omitted, except to the extent such loss is caused by gross negligence, a breach of fiduciary duty,

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or an intentionally illegal or wrongful act by Advisor or Platform Manager, as applicable. Notwithstanding the foregoing, federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall constitute a waiver or limitation of any rights which Client may have under any federal or state securities laws. Client acknowledges that neither Advisor nor Platform Manager make any guarantee of profit or offer any protection against loss on any Program Assets managed by Advisor, Platform Manager or Sub-Manager or on any Program Assets invested in mutual funds or alternative investment products that Advisor Platform Manager recommend and that all purchases and sales of mutual funds, alternative investment products or other securities shall be solely for the account and risk of Client.

13.	Third Party Beneficiaries.

Client acknowledges and agrees that any Sub-Managers appointed by Advisor and/or Platform Manager and retained by Platform Manager are intended third party beneficiaries of this Agreement. Such Sub-Managers are not liable to Client for any investment or recommendation made, or any investment advice given, or any other investment action taken or omitted, except to the extent such loss is caused by gross negligence, a breach of fiduciary duty, or an intentionally illegal or wrongful act by such Sub-Manager. Notwithstanding the foregoing, federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and so nothing herein shall constitute a waiver or limitation of any rights which Client may have under any federal or state securities laws.

14.	Termination.

This Agreement is effective upon acceptance by Advisor and Platform Manager. Client has the right to cancel this Agreement within five (5) business days of the later of Advisor’s or Platform Manager’s acceptance by giving written notice of such cancellation to Advisor. In such event, any Program Fees paid by Client shall be refunded to Client, but Client shall be responsible for any transactions executed prior to Advisor’s receipt of the written cancellation notice.

This Agreement may be terminated by either party upon thirty (30) days prior written notice to the other party, subject to the above cancellation provisions of this Section 14. Termination of this Agreement will not affect liabilities or obligations arising from performance or transactions initiated prior to such termination.

15.	Notices.

All notices hereunder shall be in writing, sent by facsimile or overnight courier, to the receiving party, at the respective address set forth below, or at such other address as such party shall have specified to the other party by notice similarly given. If no address is specified below for Client, then at the address set forth in the records of Advisor for notices to Client by Advisor, respectively.

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To Advisor:	To Client:

Attn:	Attn:
e-mail:	e-mail:

To Platform Manager:
Envestnet Asset Management, Inc.
35 East Wacker Drive, Suite 1600
Chicago, Illinois 60601
Attn: Client Services Group

16.	Assignment.

This Agreement is not assignable by any party without the consent of the other parties, except that Advisor and/or Platform Manager may assign this Agreement using a “negative consent” process whereby Client has no less than 30 days to respond to a notice of intended assignment. However, Advisor and Platform Manager have the power and authority in their sole discretion to delegate discretionary management of Program Assets to Sub-Managers.

17.	Governing Law.

This Agreement and the interpretation and application of the provisions hereof shall be governed and construed in accordance with the laws of Illinois, without giving effect to its choice of law provisions.

18.	Arbitration.

The parties agree that any controversy, claim or dispute concerning any transaction, or concerning this or any other agreement between the parties, or arising out of or relating to this Agreement or the breach thereof shall be settled by arbitration in accordance with the rules, then obtaining, of the American Arbitration Association. Any arbitration award shall be final, and judgment upon the award rendered may be entered in any court, state or federal, having jurisdiction. Client understands that it cannot be required to arbitrate any dispute or controversy non-arbitratable under federal law. However, this Section 18 does not constitute a waiver of any right provided by the Investment Advisers Act of 1940, including the right to choose the forum, whether arbitration or adjudication, in which to seek dispute resolution. In the event of any legal action taken to resolve a dispute between the parties, the prevailing party shall be entitled to recover reasonable legal fees and costs.

19.	Counterparts.

This agreement may be executed in one or more counterparts and all counterparts together shall constitute a single agreement among the parties.

20.	Web Site Terms and Conditions.

The Terms and Conditions of Use governing use of the Program via the National Financial

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Services LLC Streetscape system are posted on the Managed Account section of Streetscape and are incorporated by reference in this Agreement. Advisor and Client agree that each of them and their authorized users shall abide by all terms and conditions described in the Terms and Conditions of Use which may be accessed by clicking on the link labeled Legal on the website noted above.

21.	Entire Agreement; Amendment.

This Agreement, along with the Statement of Investment Selection, constitutes the entire understanding between the parties relating to the subject matter contained herein and merges and supersedes all prior discussions and writings between them. No party shall be bound by any condition, warrant, or representation other than as expressly stated in the Agreement or subsequently set forth in a writing signed by all parties. This Agreement may be amended only with the prior written consent of all parties.

22.	Acknowledgement of Receipt of Form ADV.

Client acknowledges receipt of information concerning Platform Manager, including a copy of Platform Manager’s Schedule H of Form ADV for the Program and Privacy Policy. Client also acknowledges receipt of Part II of Form ADV and Privacy Policy for each of the Advisor, any Sub-Manager managing Client assets and any Model Provider whose investment model is being used on behalf of Client.

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EXHIBIT G-3

MANAGED ACCOUNT RESOURCES PROGRAM

TERMS AND CONDITIONS

By executing the Statement of Investment Selection, Client has entered into an agreement with the independent financial advisor identified therein (“Advisor”) and Envestnet Asset Management, Inc. (“Platform Manager”) relating to the investment advisory services that will be provided to Client by Advisor and Platform Manager. Advisor has determined that Client would be a suitable participant and has recommended to Client that Client participate in the Managed Account Resources Program (the “Program”) offered by Platform Manager. Client understands that Platform Manager and Advisor are not affiliated other than through jointly providing services to the Program. Platform Manager, a registered investment adviser, operates the technology platform on which the Program functions and renders investment advice to Advisor and/or Client, including recommending an appropriate asset allocation for Client and specific investment managers or investment products. Client wishes to participate in the Program with respect to certain of Client's assets (the “Program Assets”).

The Program Assets may be invested (i) in separate accounts managed by other investment advisers, as sub-managers (“Sub-Managers”), pursuant to agreements entered into by Platform Manager and Sub-Managers (“Separately Managed Account Program Assets”); (ii) in a single account managed by the Platform Manager pursuant to the directions of one or more Sub-Managers (“MMA Program Assets” and “Manager Blend Program Assets”); (iii) in a single account for a portfolio customized by Advisor and managed by Platform Manager pursuant to the directions of one or more Sub-Managers (“UMA Program Assets”); (iv) in mutual funds and/or exchange-traded funds (“ETFs”) available through the Program (“Wrap Program Assets”) managed directly by the Platform Manager or using one or more model portfolios of funds available under the Program that were created by one or more independent investment advisers (the “Model Portfolio Providers”) based on target asset mixes developed by the Platform Manager; (iv) in individual securities, mutual funds and/or ETFs managed by Advisor (“Advisor Directed Models”) or (v) in alternative investment products available through the Program (“Alternative Investment Product Assets”).

In connection with the Program Assets managed (i) using a model portfolio developed by a Model Portfolio Provider or (ii) under an Advisor Directed Model, Platform Manager is providing only administrative services and is not responsible for the selection of the specific investment choices made with respect to such Program Assets (except that Platform Manager is responsible for determining the target asset mix in the case of Program Assets managed using a model developed by a Model Portfolio Provider). Client agrees and acknowledges that Platform Manager shall have no liability relating to those specific investment selections.

In connection with UMA Program Assets, Platform Manager is responsible for determining the target asset mix and providing overlay management. Advisor is responsible for selecting the specific, underlying investment vehicles in the appropriate model to meet the client’s needs. For this program, Client agrees and acknowledges that Platform Manager shall have no liability relating to specific investment selections.

A portion of MMA Program Assets may be invested in Envestnet’s proprietary sub-advised mutual funds, PMC Funds (“PMC Funds”), where appropriate, in conjunction with using multiple asset managers that comprise the investment models. Since Envestnet serves as the investment adviser to the PMC Funds, the amount that Envestnet receives with respect to MMA Program Assets that are invested in the PMC Funds may be greater than just the portion of the MMA Program Assets fee remitted to Envestnet. When PMC Funds are used in an MMA portfolio, there is a corresponding reduction in the fee

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that Envestnet normally charges for the MMA Program Assets equal to the pro-rata portion of the investment advisory fee paid to Envestnet by PMC Funds.

Client may elect to receive account administration and reporting services with respect to current assets held in securities accounts that are not Program Assets maintained with certain custodians with whom Platform Manager has established interfaces (historical information is not, as of the date of this Agreement, available under these services, and once available will not be included under the pricing denoted below) (“Reporting Only Services”). Such information will be reconciled to such custodian’s records to verify that Envestnet’s records agree with the custodian’s records.

1.	Client Profile.

(a) Client, with assistance of Advisor, has completed the required investment profile questionnaire provided to Client by Advisor or has otherwise provided Client’s financial information to Advisor. Client certifies to Advisor and Platform Manager that Client has completely and accurately provided information regarding Client’s financial condition and investment objectives. Client acknowledges and agrees that Advisor and Platform Manager base their recommendations and decisions for Client on information that Client has provided and that Advisor, Platform Manager and any Sub-Managers retained by Platform Manager may rely on such information. Client further agrees to notify Advisor immediately if Client’s financial condition and/or investment objectives change. Client understands that Client’s failure to provide Advisor with current, accurate information could adversely affect Advisor’s and/or Platform Manager’s ability to effectively allocate Client’s assets within the Program.

(b) Client agrees to maintain a separate account for each Sub-Manager managing Separately Managed Account Program Assets and each alternative investment product purchased on its behalf, one account for: (i) all MMA Program Assets; (ii) Manager Blend Program Assets; (iii) UMA Program Assets); and (iv) one account for each Wrap Program (collectively, the “Accounts”).

2.	Appointment as Investment Manager and Sub-Manager.

(a) Client appoints each of Platform Manager and Advisor as its investment manager and hereby grants to Platform Manager and Advisor full discretionary authority to invest, reinvest and otherwise deal with the Program Assets in their discretion, including without limitation the authority to select, allocate and reallocate the Program Assets in Client’s Accounts to different Sub-Managers and to delegate such investment discretion to such Sub-Managers. The parties acknowledge and agree that Platform Manager and Advisor have no authority to manage any of Client’s assets that are not Program Assets. Such discretionary authority allows Platform Manager and Advisor to make all investment decisions with respect to the Accounts and, when it deems appropriate and without prior consultation with Client, to buy, sell, exchange, convert and otherwise trade in any stocks, bonds, mutual funds, alternative investments and other securities.

(b) Platform Manager and/or Advisor will recommend an appropriate asset allocation among the investment options in the Program and recommend investment vehicles and/or Sub-Managers within that program for Client’s Accounts. In selecting investment vehicles and Sub-Managers for the Accounts, Advisor and/or Platform Manager will consider factors it deems relevant, including but not limited to, the investment goals and objectives of Client, and any reasonable restrictions imposed by Client on management of the Accounts including the designation of particular securities or types of securities that should not be purchased for the Accounts, or that should be sold if held in the Accounts. Client

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understands and is willing and able to accept the risk involved in the selection of investments and further understands that there is no assurance that Client’s investment objective will be achieved.

(c) Client understands and agrees that Sub-Managers shall be retained by Platform Manager pursuant to agreements entered between the Sub-Managers and Platform Manager. Client authorizes Platform Manager to enter into sub-management agreements with Sub-Managers for portfolio management services in connection with the management of the Accounts on terms and manner that Platform Manager deem appropriate. In order to give Platform Manager the requisite authority to retain Sub-Managers on Client’s behalf and to trade the MMA Program Assets, Manager Blend Program Assets, UMA Program Assets and the Wrap Program Assets directly, Client hereby grants to Platform Manager full discretionary authority to buy, sell, exchange, convert or otherwise trade in any and all stock, bonds, mutual funds, alternative investments and other securities and to grant such discretionary authority to Sub-Managers who are selected to manage Separately Managed Account Program Assets.

3.	Initial Program Assets.

Program Assets consist of the cash, securities and debt instruments that are initially placed into the Program by Client, plus all investments, reinvestments, and proceeds of the sale of those assets, including, without limitation, all dividends and interest on investments, and all appreciation and other additions and less depreciation and withdrawals from the Accounts, and any Accounts set up in the future that Client requests be included in the Program. It is agreed by Client, that some or all of the assets initially deposited into the Account may not meet the investment guidelines of the Program, and therefore, may be liquidated and reinvested by the Platform Manager, Advisor or Sub-Manager under their discretionary authority as deemed appropriate within the investment option selected by the Client. The Program has been designed to comply with the provisions of Rule 3a-4 under the Investment Company Act of 1940, as amended.

4.	Power of Attorney.

Client hereby authorizes Advisor, Platform Manager and/or any Sub-Manager expressly designated by Advisor or Platform Manager and retained by Platform Manager, as its agent and attorney-in-fact, to issue to brokers, dealers, and banks in its sole discretion, without prior consultation with Client, instructions to purchase, sell, exchange, convert and otherwise trade in and deal with any security or cash in the Accounts for the account of and risk of Client and generally to perform the services described in the Agreement.

5.	Trade Execution and Custodial Services.

(a) Client authorizes Platform Manager and Advisor to designate Fidelity Brokerage Services LLC (“FBS”) to provide trade execution and custodial services with respect to Program Assets. Services provided by FBS in this capacity are provided pursuant to a separate agreement between Client and FBS. Client acknowledges that by authorizing Platform Manager, Advisor or any Sub-Manager to direct brokerage, Client may not receive best execution on transactions for the Accounts. Sub-Managers will have the authority to effect transactions for the Accounts with or through another broker, dealer or bank if Advisor or Sub-Manager believes that “best execution” of transactions may be obtained through such other broker, dealer or bank, including any broker-dealer that is affiliated with Advisor or Sub-Manager. Client agrees to furnish any such broker, dealer or bank such authorizations as any of them or Advisor may request to implement the provisions of the Agreement. Client acknowledges that FBS does not provide investment advice or investment advisory services in connection with the Program.

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(b) Client agrees that Advisor or Platform Manager will instruct FBS to accept instructions from Platform Manager, Advisor and Sub-Managers to whom Advisor or Platform Manager has delegated investment discretion. Client authorizes Platform Manager to open broker-dealer credit accounts at applicable executing brokers, and Client authorizes Platform Manager as attorney-in-fact to give instructions to an appropriate broker. All transactions effected by Sub-Managers for Client’s Accounts shall be cleared and settled with the FBS.

(c) Sub-Managers may execute transactions through brokers, dealers and banks that have certain arrangements with Advisor and/or Sub-Managers pursuant to which Advisor or Sub-Managers receive credit (toward acquisition of research products and services) for brokerage placed with such firms by Advisor or Sub-Managers.

(d) When Platform Manager, Advisor or a Sub-Manager deems a transaction to be in the best interests of Client as well as other clients of Platform Manager, Advisor or Sub-Manager, to the extent permitted by applicable law and regulation, Platform Manager, Advisor or Sub-Manager is permitted to aggregate multiple client orders to obtain what Platform Manager, Advisor or Sub-Manager believes will be the most favorable price and/or lower execution costs at the time of execution.

(e) None of Platform Manager, Advisor or any Sub-Manager will be responsible for any action or inaction taken by any broker, dealer or bank or any loss incurred by reason of any action or inaction of any broker, dealer or bank.

(f) Client authorizes Platform Manager, Advisor and Sub-Managers to instruct all brokers, dealers and banks that effect transactions for or with the Accounts to forward confirmations of transactions for Client’s Accounts to the Sub-Managers, Platform Manager or Advisor.

6.	Program Fee.

For services provided under this Agreement, Client will pay a fee (the “Program Fee”) calculated by applying the annual fee schedule (the “Fee Schedule”) for the pertinent category of Program Assets in the Statement of Investment Selection to the asset value of Program Assets (determined quarterly on an Account by Account basis and not in the aggregate). The initial Program Fee will equal (on an annualized basis) the percentage as set forth in the Fee Schedule of the fair market value of the Client’s Program Assets in the applicable category. The Program Fee will be debited from Client’s Accounts on a quarterly basis in advance except where Strategic Advisers, Inc. is selected to manage Wrap Program Assets in which case the Program Fee will be debited as outlined in Section 6A below. Client shall authorize FBS to pay the Program Fee directly to Platform Manager from Client’s Accounts, and Platform Manager, as agent for Client, will pay all amounts due to Sub Managers and any third-party service provider. FBS shall retain its custodial fee and shall pay all amounts due to Advisor. Client acknowledges and agrees that it is Client’s responsibility to verify the accuracy of such fee calculation and that the FBS will not determine whether fees are properly calculated.

The initial Program Fee shall be calculated and debited on the day after initial Program Assets are placed in the Program with FBS and shall be the Program Fee for the first calendar quarter (or part thereof) in which the Client participates in the Program. The initial Program Fee for any partial calendar quarter shall be appropriately pro-rated based on the number of calendar days in the partial quarter. Thereafter, the Program Fee shall be calculated at the beginning of each calendar quarter based on the value of Program Assets on the last business day of the prior calendar quarter. However, if an Account is opened in the last month of a calendar quarter, the Program Fee will be calculated and debited for the remaining period in the calendar quarter plus the next calendar quarter on the day after initial Program

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Assets are placed into the Program. If Client invests $10,000 or more in any Account after the inception of a calendar quarter, the Program Fee for that quarter will be recalculated and pro-rated as of the day of the additional investment. The Program Fee for each quarter will equal (on an annualized basis) the percentage set forth in the Fee Schedule of the fair market value of the Program Assets in the applicable category (including interest paid or accrued) as calculated on the last business day of the previous calendar quarter. The Platform Manager will determine fair market value for Program Fee calculation purposes. If this Agreement is terminated and all Program Assets are withdrawn from the Program prior to the end of a quarter, the pro rata portion of the Program Fee will be reimbursed to Client.

There is a minimum annual Program Fee charged per Account for participation in the Program. Other costs that may be assessed to Client and that are not part of the Program Fee include fees for portfolio transactions executed away from Broker, dealer mark-ups, electronic fund and wire transfer fees, market maker spreads, Exchange fees and broker/custodian fees, among others. Mutual Funds, ETFs and alternative investments may charge their own fees for investing the pool of assets in the respective investment vehicle. Please see the prospectus or related disclosure document for information regarding these fees.

If there is insufficient cash in the Accounts at the time the Program Fee is to be debited from the Accounts, Client understands and acknowledges that Platform Manager or Sub-Managers may sell an amount of Program Assets to generate sufficient cash to pay the Program Fee. This may create a taxable gain or tax loss for Client. If Program Assets are illiquid and Platform Manager or a designated Sub-Manager determines that the sale of Program Assets to pay the Program Fee is not feasible, Platform Manager will send Client an invoice for the Program Fee for the quarter. Client agrees to pay this invoice within ten (10) days of receipt.

6A	Program Fee Credits.

(a) For Accounts where Strategic Advisers, Inc. (“SAI”) is selected to manage Wrap Program Assets, SAI will receive a quarterly fee (the “SAI Gross Sub-Management Fee”) calculated separately at the close of each calendar quarter for each Account and billed in arrears, based on the average daily account assets during the quarter. The SAI Gross Sub-Management Fee will be reduced by any credit amount (the “Credit Amount”) determined by SAI or its affiliate in its sole discretion as necessary to comply with the requirements of the Employee Retirement Income Security Act of 1974, as amended, based on the following provisions:

(1) Following the close of business on the last day of each calendar quarter, and prior to debiting an Account, the Credit Amount shall be calculated and applied against the SAI Gross Sub-Management Fee for such Account. The Credit Amount shall be calculated by SAI or its affiliate, which shall furnish such amount to the Platform Manager.

(2) The Credit Amount is designed to reduce the SAI Gross Sub-Management Fee with respect to each Account by the amount of investment advisory fees, if any, received by SAI or its affiliates from Fidelity mutual funds and fees, if any, received by SAI or its affiliates for certain distribution and shareholder services, including transaction-based fees. The Credit Amount shall be equal to the greater of:

(i) an amount equal to 0.57% on an annualized basis of all assets in an Account managed by SAI that are invested in a mutual fund that pays the fees referenced in subsection (2) above to SAI or its affiliates; and

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(ii) either

(A) the actual underlying investment management fees paid to SAI or its affiliates from such fund if it is a Fidelity fund (but not other fund expenses such as transfer agency fees); or

(B) the actual distribution or shareholder servicing fees paid to SAI or its affiliates from or in respect of such fund if it is not a Fidelity fund, including purchase-related fees for transaction fee Funds.

(b) If, for any billing period for any Account, the Credit Amount attributable to a mutual fund exceeds 0.57% on an annualized basis of the assets invested in that fund, Platform Manager and Advisor shall ensure that fee payable by such Account in respect of its Wrap Program Assets is reduced on a dollar-for-dollar basis by the amount of such excess.

(c) Client acknowledges and agrees that SAI may modify the amount of the SAI Gross Sub-Management Fee and/or Credit Amount from time to time.

(d) Unless required by ERISA, Client shall have no entitlement to the Credit Amount except as determined by SAI in its sole discretion.

(e) Client acknowledges that SAI does not provide investment advice or investment advisory services to Client in connection with the Program.

7.	Communications with Client.

(a) Client will not receive trade confirmations for each transaction made by the Sub-Managers unless Client notifies Advisor that Client wishes to receive such confirmations.

(b) Client agrees that all communications from Advisor and/or Platform Manager may be by electronic means. As soon as possible, but in no event later than 45 days, after the end of each calendar quarter, Advisor will provide Client via electronic means a quarterly statement containing a description of all activity in Client’s Accounts during the previous quarter, including all of the following:

(i) An asset summary and performance section,

(ii) Comparative indices,

(iii) All transactions made on behalf of the Accounts,

(iv) All contributions and withdrawals made by Client,

(v) All fees charged to the Accounts, the asset value of the Accounts for Program Fee calculation purposes and the Program Fee calculation, and

(vi) Information indicating the market value of the Accounts at the beginning and end of the period, as well as the cost, market value, estimated annual income of each of the Program Assets and the value of the Program Assets in aggregate.

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The quarterly statement will also include a statement to the effect that Client should contact Advisor if there have been any changes in Client’s financial situation or investment objectives, if Client wishes to impose reasonable restrictions on the management of Client’s account or if Client wishes to reasonably modify existing restrictions and such statement will explain to Client the means by which contact with Advisor may be made.

(c) Advisor will contact Client at least annually to determine whether there have been any changes in Client’s financial situation or investment objectives, and whether Client wishes to impose any reasonable restrictions or reasonably modify existing restrictions on the management of Client’s Accounts.

8.	Representations.

(a) Each of Advisor and Platform Manager represents that it is duly registered with either the Securities and Exchange Commission or any applicable state regulatory authority as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) or comparable state law. Each of Advisor and Platform Manager has made all notice filings and paid all fees, if any, under applicable federal or state securities laws that its current activities require it to make or pay. Each of Advisor and Platform Manager will obtain and maintain all such registrations, file all such notices and pay all such fees, if any, for so long as required under applicable law.

(b) By executing this Agreement, Client represents that it has the requisite legal capacity and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly authorized, executed and delivered by Client and is the legal, valid and binding agreement of Client, enforceable against Client in accordance with its terms. Client’s execution of this Agreement and the performance of its obligations hereunder does not conflict with or violate any provisions of the governing documents of Client or any obligations by which Client is bound, whether arising by contract, operation of law or otherwise. Client will deliver to Advisor evidence of Client’s authority and compliance with its governing documents on Advisor’s request.

9.	ERISA Accounts.

If this Agreement is entered into by a trustee or other fiduciary, including but not limited to one meeting the definition of “fiduciary” under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or an employee benefit plan subject to ERISA (a “Plan”), such trustee or other fiduciary represents and warrants that Client’s participation in the Program is permitted by the relevant governing instrument of such Plan. Client agrees to furnish such documents as Advisor, Platform Manager or any Sub-Manager appointed to manage the Program Assets shall request with respect to the foregoing. Client additionally represents and warrants that (a) its governing instruments provide that an “investment manager,” as defined in ERISA, may be appointed and (b) the person executing and delivering this Agreement on behalf of Client is a “named fiduciary,” as defined in ERISA, who has the power under the Plan to appoint an investment manager. Advisor acknowledges that it is a “fiduciary” to the Plan, to the extent that it has been retained under this Agreement with respect to the assets of the Plan.

10.	Confidentiality of Information.

(a) Except as may be required by law or as otherwise provided in this Agreement, Advisor and Client shall treat all information, recommendations and advice regarding the Program Assets as confidential; provided, however, that Advisor may provide any confidential information concerning

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Client or its Accounts to Platform Manager, Sub-Managers, FBS and outside service providers, provided that such parties are subject to substantially similar confidentiality provisions as those in this Agreement.

(b) The rights and obligations of Advisor and Client pursuant to this section shall survive any termination of the Agreement.

11.	Proxy Voting.

Client agrees that Advisor, Platform Manager or Sub-Manager, as applicable, will exercise its discretion in voting or otherwise acting on all matters for which a security holder vote, consent, election or similar action is solicited by, or with respect to, issuers of securities beneficially held as part of the Program Assets, unless otherwise agreed with Client. Client reserves the right to revoke this authority at any time.

12.	Limitation of Liability.

Neither Advisor nor Platform Manager shall be liable to Client for any investment or recommendation made, or any investment advice given, or any other investment action taken or omitted, except to the extent such loss is caused by gross negligence, a breach of fiduciary duty, or an intentionally illegal or wrongful act by Advisor or Platform Manager, as applicable. Notwithstanding the foregoing, federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall constitute a waiver or limitation of any rights which Client may have under any federal or state securities laws. Client acknowledges that neither Advisor nor Platform Manager make any guarantee of profit or offer any protection against loss on any Program Assets managed by Advisor, Platform Manager or Sub-Manager or on any Program Assets invested in mutual funds or alternative investment products that Advisor Platform Manager recommend and that all purchases and sales of mutual funds, alternative investment products or other securities shall be solely for the account and risk of Client.

13.	Third Party Beneficiaries.

Client acknowledges and agrees that any Sub-Managers appointed by Advisor and/or Platform Manager and retained by Platform Manager are intended third party beneficiaries of this Agreement. Such Sub-Managers are not liable to Client for any investment or recommendation made, or any investment advice given, or any other investment action taken or omitted, except to the extent such loss is caused by gross negligence, a breach of fiduciary duty, or an intentionally illegal or wrongful act by such Sub-Manager. Notwithstanding the foregoing, federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and so nothing herein shall constitute a waiver or limitation of any rights which Client may have under any federal or state securities laws.

14.	Termination.

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Upon receipt of an executed copy of this Agreement from Client, Advisor will forward to Client copies of the Forms ADV, Part II for all Sub-Managers that Advisor or Platform Manager recommend for Client. This Agreement is effective upon acceptance by Advisor and Platform Manager. Client has the right to cancel this Agreement within five (5) business days of the later of Advisor’s or Platform Manager’s acceptance by giving written notice of such cancellation to Advisor. In such event, any Program Fees paid by Client shall be refunded to Client, but Client shall be responsible for any transactions executed prior to Advisor’s receipt of the written cancellation notice.

This Agreement may be terminated by either party upon thirty (30) days prior written notice to the other party, subject to the above cancellation provisions of this Section 14. Termination of this Agreement will not affect liabilities or obligations arising from performance or transactions initiated prior to such termination.

15.	Notices.

All notices hereunder shall be in writing, sent by facsimile or overnight courier, to the receiving party, at the respective address set forth below, or at such other address as such party shall have specified to the other party by notice similarly given. If no address is specified below for Client, then at the address set forth in the records of Advisor for notices to Client by Advisor, respectively.

To Advisor:	To Client:

Attn:	Attn:
e-mail:	e-mail:

To Platform Manager:
Envestnet Asset Management, Inc.
35 East Wacker Drive, Suite 1600
Chicago, Illinois 60601
Attn: Client Services Group

16.	Assignment.

This Agreement is not assignable by any party without the consent of the other parties, except that Advisor and/or Platform Manager may assign this Agreement using a “negative consent” process whereby Client has no less than 30 days to respond to a notice of intended assignment. However, Advisor and Platform Manager have the power and authority in their sole discretion to delegate discretionary management of Program Assets to Sub-Managers.

17.	Governing Law.

This Agreement and the interpretation and application of the provisions hereof shall be governed and construed in accordance with the laws of Illinois, without giving effect to its choice of law provisions.

18.	Arbitration.

The parties agree that any controversy, claim or dispute concerning any transaction, or

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concerning this or any other agreement between the parties, or arising out of or relating to this Agreement or the breach thereof shall be settled by arbitration in accordance with the rules, then obtaining, of the American Arbitration Association. Any arbitration award shall be final, and judgment upon the award rendered may be entered in any court, state or federal, having jurisdiction. Client understands that it cannot be required to arbitrate any dispute or controversy non-arbitratable under federal law. However, this Section 18 does not constitute a waiver of any right provided by the Investment Advisers Act of 1940, including the right to choose the forum, whether arbitration or adjudication, in which to seek dispute resolution. In the event of any legal action taken to resolve a dispute between the parties, the prevailing party shall be entitled to recover reasonable legal fees and costs.

19.	Counterparts.

This agreement may be executed in one or more counterparts and all counterparts together shall constitute a single agreement among the parties.

20.	Web Site Terms and Conditions.

The Terms and Conditions of Use governing use of the Program via the [Envestnet web site] are posted on the [Envestnet web site (http://www.Envestnet.com)] and are incorporated by reference in this Agreement. Advisor and Client agree that each of them and their authorized users shall abide by all terms and conditions described in the Terms and Conditions of Use which may be accessed by clicking on the link labeled Legal on the website noted above.

21.	Entire Agreement: Amendment.

This Agreement, including the attached Exhibits, constitutes the entire understanding between the parties relating to the subject matter contained herein and merges and supersedes all prior discussions and writings between them. No party shall be bound by any condition, warrant, or representation other than as expressly stated in the Agreement or subsequently set forth in a writing signed by all parties. This Agreement may be amended only with the prior written consent of all parties.

22.	Acknowledgement of Receipt of Form ADV.

Client acknowledges receipt of information concerning Advisor, including a copy of Advisor’s Schedule H of Form ADV for the Program and Privacy Policy. Client also acknowledges receipt of Part II of Form ADV and Privacy Policy for each of the Platform Manager, any Sub-Manager managing Client assets and any Model Provider whose investment model is being used on behalf of Client.

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EXHIBIT G-4

MANAGED ACCOUNT RESOURCES PROGRAM

TERMS AND CONDITIONS

By executing the Statement of Investment Selection, Client has entered into an agreement with the independent financial advisor identified therein (“Advisor”) and Envestnet Asset Management, Inc. (“Platform Manager”) relating to the investment advisory services that will be provided to Client by Advisor and Platform Manager. Advisor has determined that Client would be a suitable participant and has recommended to Client that Client participate in the Managed Account Resources Program (the “Program”) offered by Platform Manager. Client understands that Platform Manager and Advisor are not affiliated other than through jointly providing services to the Program. Platform Manager, a registered investment adviser, operates the technology platform on which the Program functions and renders investment advice to Advisor and/or Client, including recommending an appropriate asset allocation for Client and specific investment managers or investment products. Client wishes to participate in the Program with respect to certain of Client’s assets (the “Program Assets”).

The Program Assets may be invested (i) in separate accounts managed by other investment advisers, as sub-managers (“Sub-Managers”), pursuant to agreements entered into by Platform Manager and Sub-Managers (“Separately Managed Account Program Assets”); (ii) in a single account managed by the Platform Manager pursuant to the directions of one or more Sub-Managers (“MMA Program Assets” and “Manager Blend Program Assets”); (iii) in a single account for a portfolio customized by Advisor and managed by Platform Manager pursuant to the directions of one or more Sub-Managers (“UMA Program Assets”); (iv) in mutual funds and/or exchange-traded funds (“ETFs”) available through the Program (“Wrap Program Assets”) managed directly by the Platform Manager or using one or more model portfolios of funds available under the Program that were created by one or more independent investment advisers (the “Model Portfolio Providers”) based on target asset mixes developed by the Platform Manager; (iv) in individual securities, mutual funds and/or ETFs managed by Advisor (“Advisor Directed Models”) or (v) in alternative investment products available through the Program (“Alternative Investment Product Assets”).

In connection with the Program Assets managed (i) using a model portfolio developed by a Model Portfolio Provider or (ii) under an Advisor Directed Model, Platform Manager is providing only administrative services and is not responsible for the selection of the specific investment choices made with respect to such Program Assets (except that Platform Manager is responsible for determining the target asset mix in the case of Program Assets managed using a model developed by a Model Portfolio Provider). Client agrees and acknowledges that Platform Manager shall have no liability relating to those specific investment selections.

In connection with UMA Program Assets, Platform Manager is responsible for determining the target asset mix and providing overlay management. Advisor is responsible for selecting the specific, underlying investment vehicles in the appropriate model to meet the client’s needs. For this program, Client agrees and acknowledges that Platform Manager shall have no liability relating to specific investment selections.

A portion of MMA Program Assets may be invested in Envestnet’s proprietary sub-advised mutual funds, PMC Funds (“PMC Funds”), where appropriate, in conjunction with using multiple asset managers that comprise the investment models. Since Envestnet serves as the investment adviser to the PMC Funds, the amount that Envestnet receives with respect to MMA Program Assets that are invested in the PMC Funds may be greater than just the portion of the MMA Program Assets fee remitted to Envestnet. When PMC Funds are used in an MMA portfolio, there is a corresponding reduction in the fee

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that Envestnet normally charges for the MMA Program Assets equal to the pro-rata portion of the investment advisory fee paid to Envestnet by PMC Funds.

Client may elect to receive account administration and reporting services with respect to current assets held in securities accounts that are not Program Assets maintained with certain custodians with whom Platform Manager has established interfaces (historical information is not, as of the date of this Agreement, available under these services, and once available will not be included under the pricing denoted below) (“Reporting Only Services”). Such information will be reconciled to such custodian’s records to verify that Envestnet’s records agree with the custodian’s records.

1.	Client Profile.

(a) Client, with assistance of Advisor, has completed the required investment profile questionnaire provided to Client by Advisor or has otherwise provided Client’s financial information to Advisor. Client certifies to Advisor and Platform Manager that Client has completely and accurately provided information regarding Client’s financial condition and investment objectives. Client acknowledges and agrees that Advisor and Platform Manager base their recommendations and decisions for Client on information that Client has provided and that Advisor, Platform Manager and any Sub-Managers retained by Platform Manager may rely on such information. Client further agrees to notify Advisor immediately if Client’s financial condition and/or investment objectives change. Client understands that Client’s failure to provide Advisor with current, accurate information could adversely affect Advisor’s and/or Platform Manager’s ability to effectively allocate Client’s assets within the Program.

(b) Client agrees to maintain a separate account for each Sub-Manager managing Separately Managed Account Program Assets and each alternative investment product purchased on its behalf, one account for: (i) all MMA Program Assets; (ii) Manager Blend Program Assets; (iii) UMA Program Assets); and (iv) one account for each Wrap Program (collectively, the “Accounts”).

2.	Appointment as Investment Manager and Sub-Manager.

(a) Client appoints each of Platform Manager and Advisor as its investment manager and hereby grants to Platform Manager and Advisor full discretionary authority to invest, reinvest and otherwise deal with the Program Assets in their discretion, including without limitation the authority to select, allocate and reallocate the Program Assets in Client’s Accounts to different Sub-Managers and to delegate such investment discretion to such Sub-Managers. The parties acknowledge and agree that Platform Manager and Advisor have no authority to manage any of Client’s assets that are not Program Assets. Such discretionary authority allows Platform Manager and Advisor to make all investment decisions with respect to the Accounts and, when it deems appropriate and without prior consultation with Client, to buy, sell, exchange, convert and otherwise trade in any stocks, bonds, mutual funds, alternative investments and other securities.

(b) Platform Manager and/or Advisor will recommend an appropriate asset allocation among the investment options in the Program and recommend investment vehicles and/or Sub-Managers within that program for Client’s Accounts. In selecting investment vehicles and Sub-Managers for the Accounts, Advisor and/or Platform Manager will consider factors it deems relevant, including but not limited to, the investment goals and objectives of Client, and any reasonable restrictions imposed by Client on management of the Accounts including the designation of particular securities or types of securities that should not be purchased for the Accounts, or that should be sold if held in the Accounts. Client

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understands and is willing and able to accept the risk involved in the selection of investments and further understands that there is no assurance that Client’s investment objective will be achieved.

(c) Client understands and agrees that Sub-Managers shall be retained by Platform Manager pursuant to agreements entered between the Sub-Managers and Platform Manager. Client authorizes Platform Manager to enter into sub-management agreements with Sub-Managers for portfolio management services in connection with the management of the Accounts on terms and manner that Platform Manager deem appropriate. In order to give Platform Manager the requisite authority to retain Sub-Managers on Client’s behalf and to trade the MMA Program Assets, Manager Blend Program Assets, UMA Program Assets and the Wrap Program Assets directly, Client hereby grants to Platform Manager full discretionary authority to buy, sell, exchange, convert or otherwise trade in any and all stock, bonds, mutual funds, alternative investments and other securities and to grant such discretionary authority to Sub-Managers who are selected to manage Separately Managed Account Program Assets.

3.	Initial Program Assets.

Program Assets consist of the cash, securities and debt instruments that are initially placed into the Program by Client, plus all investments, reinvestments, and proceeds of the sale of those assets, including, without limitation, all dividends and interest on investments, and all appreciation and other additions and less depreciation and withdrawals from the Accounts, and any Accounts set up in the future that Client requests be included in the Program. It is agreed by Client, that some or all of the assets initially deposited into the Account may not meet the investment guidelines of the Program, and therefore, may be liquidated and reinvested by the Platform Manager, Advisor or Sub-Manager under their discretionary authority as deemed appropriate within the investment option selected by the Client. The Program has been designed to comply with the provisions of Rule 3a-4 under the Investment Company Act of 1940, as amended.

4.	Power of Attorney.

Client hereby authorizes Advisor, Platform Manager and/or any Sub-Manager expressly designated by Advisor or Platform Manager and retained by Platform Manager, as its agent and attorney-in-fact, to issue to brokers, dealers, and banks in its sole discretion, without prior consultation with Client, instructions to purchase, sell, exchange, convert and otherwise trade in and deal with any security or cash in the Accounts for the account of and risk of Client and generally to perform the services described in the Agreement.

5.	Trade Execution and Custodial Services.

(a) Client authorizes Platform Manager and Advisor to designate Fidelity Brokerage Services LLC (“FBS”) to provide trade execution and custodial services with respect to Program Assets. Services provided by FBS in this capacity are provided pursuant to a separate agreement between Client and FBS. Client acknowledges that by authorizing Platform Manager, Advisor or any Sub-Manager to direct brokerage, Client may not receive best execution on transactions for the Accounts. Sub-Managers will have the authority to effect transactions for the Accounts with or through another broker, dealer or bank if Advisor or Sub-Manager believes that “best execution” of transactions may be obtained through such other broker, dealer or bank, including any broker-dealer that is affiliated with Advisor or Sub-Manager. Client agrees to furnish any such broker, dealer or bank such authorizations as any of them or Advisor may request to implement the provisions of the Agreement. Client acknowledges that FBS does not provide investment advice or investment advisory services in connection with the Program.

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(b) Client agrees that Advisor or Platform Manager will instruct FBS to accept instructions from Platform Manager, Advisor and Sub-Managers to whom Advisor or Platform Manager has delegated investment discretion. Client authorizes Platform Manager to open broker-dealer credit accounts at applicable executing brokers, and Client authorizes Platform Manager as attorney-in-fact to give instructions to an appropriate broker. All transactions effected by Sub-Managers for Client’s Accounts shall be cleared and settled with the FBS.

(c) Sub-Managers may execute transactions through brokers, dealers and banks that have certain arrangements with Advisor and/or Sub-Managers pursuant to which Advisor or Sub-Managers receive credit (toward acquisition of research products and services) for brokerage placed with such firms by Advisor or Sub-Managers.

(d) When Platform Manager, Advisor or a Sub-Manager deems a transaction to be in the best interests of Client as well as other clients of Platform Manager, Advisor or Sub-Manager, to the extent permitted by applicable law and regulation, Platform Manager, Advisor or Sub-Manager is permitted to aggregate multiple client orders to obtain what Platform Manager, Advisor or Sub-Manager believes will be the most favorable price and/or lower execution costs at the time of execution.

(e) None of Platform Manager, Advisor or any Sub-Manager will be responsible for any action or inaction taken by any broker, dealer or bank or any loss incurred by reason of any action or inaction of any broker, dealer or bank.

(f) Client authorizes Platform Manager, Advisor and Sub-Managers to instruct all brokers, dealers and banks that effect transactions for or with the Accounts to forward confirmations of transactions for Client’s Accounts to the Sub-Managers, Platform Manager or Advisor.

6.	Program Fee.

For services provided under this Agreement, Client will pay a fee (the “Program Fee”) calculated by applying the annual fee schedule (the “Fee Schedule”) for the pertinent category of Program Assets in the Statement of Investment Selection to the asset value of Program Assets (determined quarterly on an Account by Account basis and not in the aggregate). The initial Program Fee will equal (on an annualized basis) the percentage as set forth in the Fee Schedule of the fair market value of the Client’s Program Assets in the applicable category. The Program Fee will be debited from Client’s Accounts on a quarterly basis in advance except where Strategic Advisers, Inc. is selected to manage Wrap Program Assets in which case the Program Fee will be debited as outlined in Section 6A below. Client shall authorize FBS to pay the Program Fee directly to Platform Manager from Client’s Accounts, and Platform Manager, as agent for Client, will pay all amounts due to Sub Managers and any third-party service provider. FBS shall retain its custodial fee and shall pay all amounts due to Advisor. Client acknowledges and agrees that it is Client’s responsibility to verify the accuracy of such fee calculation and that the FBS will not determine whether fees are properly calculated.

The initial Program Fee shall be calculated and debited on the day after initial Program Assets are placed in the Program with FBS and shall be the Program Fee for the first calendar quarter (or part thereof) in which the Client participates in the Program. The initial Program Fee for any partial calendar quarter shall be appropriately pro-rated based on the number of calendar days in the partial quarter. Thereafter, the Program Fee shall be calculated at the beginning of each calendar quarter based on the value of Program Assets on the last business day of the prior calendar quarter. However, if an Account is opened in the last month of a calendar quarter, the Program Fee will be calculated and debited for the remaining period in the calendar quarter plus the next calendar quarter on the day after initial Program

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Assets are placed into the Program. If Client invests $10,000 or more in any Account after the inception of a calendar quarter, the Program Fee for that quarter will be recalculated and pro-rated as of the day of the additional investment. The Program Fee for each quarter will equal (on an annualized basis) the percentage set forth in the Fee Schedule of the fair market value of the Program Assets in the applicable category (including interest paid or accrued) as calculated on the last business day of the previous calendar quarter. The Platform Manager will determine fair market value for Program Fee calculation purposes. If this Agreement is terminated and all Program Assets are withdrawn from the Program prior to the end of a quarter, the pro rata portion of the Program Fee will be reimbursed to Client.

There is a minimum annual Program Fee charged per Account for participation in the Program. Other costs that may be assessed to Client and that are not part of the Program Fee include fees for portfolio transactions executed away from Broker, dealer mark-ups, electronic fund and wire transfer fees, market maker spreads, Exchange fees and broker/custodian fees, among others. Mutual Funds, ETFs and alternative investments may charge their own fees for investing the pool of assets in the respective investment vehicle. Please see the prospectus or related disclosure document for information regarding these fees.

If there is insufficient cash in the Accounts at the time the Program Fee is to be debited from the Accounts, Client understands and acknowledges that Platform Manager or Sub-Managers may sell an amount of Program Assets to generate sufficient cash to pay the Program Fee. This may create a taxable gain or tax loss for Client. If Program Assets are illiquid and Platform Manager or a designated Sub-Manager determines that the sale of Program Assets to pay the Program Fee is not feasible, Platform Manager will send Client an invoice for the Program Fee for the quarter. Client agrees to pay this invoice within ten (10) days of receipt.

6A	Program Fee Credits.

(a) For Accounts where Strategic Advisers, Inc. (“SAI”) is selected to manage Wrap Program Assets, SAI will receive a quarterly fee (the “SAI Gross Sub-Management Fee”) calculated separately at the close of each calendar quarter for each Account and billed in arrears, based on the average daily account assets during the quarter. The SAI Gross Sub-Management Fee will be reduced by any credit amount (the “Credit Amount”) determined by SAI or its affiliate in its sole discretion as necessary to comply with the requirements of the Employee Retirement Income Security Act of 1974, as amended, based on the following provisions:

(1) Following the close of business on the last day of each calendar quarter, and prior to debiting an Account, the Credit Amount shall be calculated and applied against the SAI Gross Sub-Management Fee for such Account. The Credit Amount shall be calculated by SAI or its affiliate, which shall furnish such amount to the Platform Manager.

(2) The Credit Amount is designed to reduce the SAI Gross Sub-Management Fee with respect to each Account by the amount of investment advisory fees, if any, received by SAI or its affiliates from Fidelity mutual funds and fees, if any, received by SAI or its affiliates for certain distribution and shareholder services, including transaction-based fees. The Credit Amount shall be equal to the greater of:

(i) an amount equal to 0.57% on an annualized basis of all assets in an Account managed by SAI that are invested in a mutual fund that pays the fees referenced in subsection (2) above to SAI or its affiliates; and

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Confidential Treatment Requested

(ii) either

(A) the actual underlying investment management fees paid to SAI or its affiliates from such fund if it is a Fidelity fund (but not other fund expenses such as transfer agency fees); or

(B) the actual distribution or shareholder servicing fees paid to SAI or its affiliates from or in respect of such fund if it is not a Fidelity fund, including purchase-related fees for transaction fee Funds.

(b) If, for any billing period for any Account, the Credit Amount attributable to a mutual fund exceeds 0.57% on an annualized basis of the assets invested in that fund, Platform Manager and Advisor shall ensure that fee payable by such Account in respect of its Wrap Program Assets is reduced on a dollar-for-dollar basis by the amount of such excess.

(c) Client acknowledges and agrees that SAI may modify the amount of the SAI Gross Sub-Management Fee and/or Credit Amount from time to time.

(d) Unless required by ERISA, Client shall have no entitlement to the Credit Amount except as determined by SAI in its sole discretion.

(e) Client acknowledges that SAI does not provide investment advice or investment advisory services to Client in connection with the Program.

7.	Communications with Client.

(a) Client will not receive trade confirmations for each transaction made by the Sub-Managers unless Client notifies Advisor that Client wishes to receive such confirmations.

(b) Client agrees that all communications from Advisor and/or Platform Manager may be by electronic means. As soon as possible, but in no event later than 45 days, after the end of each calendar quarter, Advisor will provide Client via electronic means a quarterly statement containing a description of all activity in Client's Accounts during the previous quarter, including all of the following:

(i) An asset summary and performance section,

(ii) Comparative indices,

(iii) All transactions made on behalf of the Accounts,

(iv) All contributions and withdrawals made by Client,

(v) All fees charged to the Accounts, the asset value of the Accounts for Program Fee calculation purposes and the Program Fee calculation, and

(vi) Information indicating the market value of the Accounts at the beginning and end of the period, as well as the cost, market value, estimated annual income of each of the Program Assets and the value of the Program Assets in aggregate.

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The quarterly statement will also include a statement to the effect that Client should contact Advisor if there have been any changes in Client’s financial situation or investment objectives, if Client wishes to impose reasonable restrictions on the management of Client’s account or if Client wishes to reasonably modify existing restrictions and such statement will explain to Client the means by which contact with Advisor may be made.

(c) Advisor will contact Client at least annually to determine whether there have been any changes in Client’s financial situation or investment objectives, and whether Client wishes to impose any reasonable restrictions or reasonably modify existing restrictions on the management of Client’s Accounts.

8.	Representations.

(a) Each of Advisor and Platform Manager represents that it is duly registered with either the Securities and Exchange Commission or any applicable state regulatory authority as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) or comparable state law. Each of Advisor and Platform Manager has made all notice filings and paid all fees, if any, under applicable federal or state securities laws that its current activities require it to make or pay. Each of Advisor and Platform Manager will obtain and maintain all such registrations, file all such notices and pay all such fees, if any, for so long as required under applicable law.

(b) By executing this Agreement, Client represents that it has the requisite legal capacity and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly authorized, executed and delivered by Client and is the legal, valid and binding agreement of Client, enforceable against Client in accordance with its terms. Client’s execution of this Agreement and the performance of its obligations hereunder does not conflict with or violate any provisions of the governing documents of Client or any obligations by which Client is bound, whether arising by contract, operation of law or otherwise. Client will deliver to Advisor evidence of Client’s authority and compliance with its governing documents on Advisor’s request.

9.	ERISA Accounts.

If this Agreement is entered into by a trustee or other fiduciary, including but not limited to one meeting the definition of “fiduciary” under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or an employee benefit plan subject to ERISA (a “Plan”), such trustee or other fiduciary represents and warrants that Client’s participation in the Program is permitted by the relevant governing instrument of such Plan. Client agrees to furnish such documents as Advisor, Platform Manager or any Sub-Manager appointed to manage the Program Assets shall request with respect to the foregoing. Client additionally represents and warrants that (a) its governing instruments provide that an “investment manager,” as defined in ERISA, may be appointed and (b) the person executing and delivering this Agreement on behalf of Client is a “named fiduciary,” as defined in ERISA, who has the power under the Plan to appoint an investment manager. Advisor acknowledges that it is a “fiduciary” to the Plan, to the extent that it has been retained under this Agreement with respect to the assets of the Plan.

10.	Confidentiality of Information.

(a) Except as may be required by law or as otherwise provided in this Agreement, Advisor and Client shall treat all information, recommendations and advice regarding the Program Assets as confidential; provided, however, that Advisor may provide any confidential information concerning

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Confidential Treatment Requested

Client or its Accounts to Platform Manager, Sub-Managers, FBS and outside service providers, provided that such parties are subject to substantially similar confidentiality provisions as those in this Agreement.

(b) The rights and obligations of Advisor and Client pursuant to this section shall survive any termination of the Agreement.

11.	Proxy Voting.

Client agrees that Advisor, Platform Manager or Sub-Manager, as applicable, will exercise its discretion in voting or otherwise acting on all matters for which a security holder vote, consent, election or similar action is solicited by, or with respect to, issuers of securities beneficially held as part of the Program Assets, unless otherwise agreed with Client. Client reserves the right to revoke this authority at any time.

12.	Limitation of Liability.

Neither Advisor nor Platform Manager shall be liable to Client for any investment or recommendation made, or any investment advice given, or any other investment action taken or omitted, except to the extent such loss is caused by gross negligence, a breach of fiduciary duty, or an intentionally illegal or wrongful act by Advisor or Platform Manager, as applicable. Notwithstanding the foregoing, federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall constitute a waiver or limitation of any rights which Client may have under any federal or state securities laws. Client acknowledges that neither Advisor nor Platform Manager make any guarantee of profit or offer any protection against loss on any Program Assets managed by Advisor, Platform Manager or Sub-Manager or on any Program Assets invested in mutual funds or alternative investment products that Advisor Platform Manager recommend and that all purchases and sales of mutual funds, alternative investment products or other securities shall be solely for the account and risk of Client.

13.	Third Party Beneficiaries.

Client acknowledges and agrees that any Sub-Managers appointed by Advisor and/or Platform Manager and retained by Platform Manager are intended third party beneficiaries of this Agreement. Such Sub-Managers are not liable to Client for any investment or recommendation made, or any investment advice given, or any other investment action taken or omitted, except to the extent such loss is caused by gross negligence, a breach of fiduciary duty, or an intentionally illegal or wrongful act by such Sub-Manager. Notwithstanding the foregoing, federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and so nothing herein shall constitute a waiver or limitation of any rights which Client may have under any federal or state securities laws.

14.	Termination.

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Confidential Treatment Requested

Upon receipt of an executed copy of this Agreement from Client, Advisor will forward to Client copies of the Forms ADV, Part II for all Sub-Managers that Advisor or Platform Manager recommend for Client. This Agreement is effective upon acceptance by Advisor and Platform Manager. Client has the right to cancel this Agreement within five (5) business days of the later of Advisor’s or Platform Manager’s acceptance by giving written notice of such cancellation to Advisor. In such event, any Program Fees paid by Client shall be refunded to Client, but Client shall be responsible for any transactions executed prior to Advisor’s receipt of the written cancellation notice.

This Agreement may be terminated by either party upon thirty (30) days prior written notice to the other party, subject to the above cancellation provisions of this Section 14. Termination of this Agreement will not affect liabilities or obligations arising from performance or transactions initiated prior to such termination.

15.	Notices.

All notices hereunder shall be in writing, sent by facsimile or overnight courier, to the receiving party, at the respective address set forth below, or at such other address as such party shall have specified to the other party by notice similarly given. If no address is specified below for Client, then at the address set forth in the records of Advisor for notices to Client by Advisor, respectively.

To Advisor:	To Client:

Attn:	Attn:
e-mail:	e-mail:

To Platform Manager:
Envestnet Asset Management, Inc.
35 East Wacker Drive, Suite 1600
Chicago, Illinois 60601
Attn: Client Services Group

16.	Assignment.

This Agreement is not assignable by any party without the consent of the other parties, except that Advisor and/or Platform Manager may assign this Agreement using a “negative consent” process whereby Client has no less than 30 days to respond to a notice of intended assignment. However, Advisor and Platform Manager have the power and authority in their sole discretion to delegate discretionary management of Program Assets to Sub-Managers.

17.	Governing Law.

This Agreement and the interpretation and application of the provisions hereof shall be governed and construed in accordance with the laws of Illinois, without giving effect to its choice of law provisions.

18.	Arbitration.

The parties agree that any controversy, claim or dispute concerning any transaction, or

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Confidential Treatment Requested

concerning this or any other agreement between the parties, or arising out of or relating to this Agreement or the breach thereof shall be settled by arbitration in accordance with the rules, then obtaining, of the American Arbitration Association. Any arbitration award shall be final, and judgment upon the award rendered may be entered in any court, state or federal, having jurisdiction. Client understands that it cannot be required to arbitrate any dispute or controversy non-arbitratable under federal law. However, this Section 18 does not constitute a waiver of any right provided by the Investment Advisers Act of 1940, including the right to choose the forum, whether arbitration or adjudication, in which to seek dispute resolution. In the event of any legal action taken to resolve a dispute between the parties, the prevailing party shall be entitled to recover reasonable legal fees and costs.

19.	Counterparts.

This agreement may be executed in one or more counterparts and all counterparts together shall constitute a single agreement among the parties.

20.	Web Site Terms and Conditions.

The Terms and Conditions of Use governing use of the Program via the [Envestnet web site] are posted on the [Envestnet web site (http://www.Envestnet.com)] and are incorporated by reference in this Agreement. Advisor and Client agree that each of them and their authorized users shall abide by all terms and conditions described in the Terms and Conditions of Use which may be accessed by clicking on the link labeled Legal on the website noted above.

21.	Entire Agreement; Amendment.

This Agreement, including the attached Exhibits, constitutes the entire understanding between the parties relating to the subject matter contained herein and merges and supersedes all prior discussions and writings between them. No party shall be bound by any condition, warrant, or representation other than as expressly stated in the Agreement or subsequently set forth in a writing signed by all parties. This Agreement may be amended only with the prior written consent of all parties.

22.	Acknowledgement of Receipt of Form ADV.

Client acknowledges receipt of information concerning Platform Manager, including a copy of Platform Manager’s Schedule H of Form ADV for the Program and Privacy Policy. Client also acknowledges receipt of Part II of Form ADV and Privacy Policy for each of the Advisor, any Sub-Manager managing Client assets and any Model Provider whose investment model is being used on behalf of Client.

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EXHIBIT H

Disaster Recovery Plan

for

ENVESTNET ASSET MANAGEMENT GROUP

January 2, 2007

Envestnet Asset Management Group (applicable to all affiliates) has developed the following procedures to launch a timely recovery from a disaster. The basis of these procedures is to minimize the impact of a disaster to the firm, its employees, vendors and clients.

DECLARING AN EMERGENCY

Jud Bergman, CEO and Billy Rubino, CFO will be considered the Disaster Team Leaders and will be responsible for declaring an emergency situation. In the event either individual is not able to make such a declaration, the responsibility will be passed on to the next person on the Team Alert list (see page 4) and so on and so forth until a designated Team Member can make such a declaration.

George Alvin, Chief Compliance Officer will be responsible for maintaining a list of all current employees and their contact information (see attached spreadsheet). It is the responsibility of George Alvin to maintain this list and keep it current. All employees are required to review the list and make any appropriate changes at least semi-annually. Employees that are concerned about privacy issues are requested to discuss this concern with George Alvin and special arrangements will be made to mitigate such concerns.

A copy of this list will be distributed to each employee of the Envestnet Asset Management Group and should be kept by each employee on-site as well as at home. In the event of a disaster Jud Bergman will notify the firm’s senior officers to review the extent of the emergency and make a decision on which plan of action should be followed. If the senior officers cannot be reached Jud Bergman (or the next in line on the Team Alert list) shall take it upon him/herself to make such decisions. Once a determination has been made, the individuals on the Team Alert list will call each employee, or designate someone to make such calls, advise the employee of the emergency declaration and provide instructions to the employee.

DESTRUCTION OF THE FIRM’S CHICAGO PLACE OF BUSINESS

In the event that the Chicago office is destroyed or damaged to a point where it cannot be utilized, available members from the Team Alert list will contact each employee and provide instructions for reporting to work. The Denver office will be designated as the primary alternate location for key staff members to meet in case of such an emergency:

MEETING PLACE

Primary Location

Facility Name: Envestnet Asset Management - Denver Office
Street Address: 1999 Broadway	Floor: 8th
City/State/Zip: Denver, CO 80202
Contact Person: Dale Seier Alternate Contact: Peggy Lortcher	Phone No: 303-824-8175 24 Hour No: 303-619-1454 FAX No: 303-293-2152 Other No.:

Security Considerations:

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Confidential Treatment Requested

DESTRUCTION OF THE FIRM’S DENVER PLACE OF BUSINESS

In the event that the Denver office is destroyed or damaged to a point where it cannot be utilized, available members from the Team Alert list will contact each employee and provide instructions for reporting to work. The Chicago office will be designated as the primary alternate location for key staff members to meet in case of such an emergency:

MEETING PLACE

Primary Location

Facility Name: Envestnet Asset Management - Chicago Office
Street Address: 35 East Wacker Dr.	Floor: 16th
City/State/Zip: Chicago, IL 60601
Contact Person: Jud Bergman Alternate Contact: Billy Rubino	Phone No: 312-827-2828 24 Hour No: 312-925-6615 FAX No: 312-827-2829 Other No.:

Security Considerations:

DESTRUCTION OF THE FIRM’S LOS ANGELES PLACE OF BUSINESS

In the event that the Los Angeles office is destroyed or damaged to a point where it cannot be utilized, available members from the Team Alert list will contact each employee and provide instructions for reporting to work. The Denver office will be designated as the primary alternate location for key staff members to meet in case of such an emergency:

MEETING PLACE

Primary Location

Facility Name: Envestnet Asset Management - Denver Office
Street Address: 1999 Broadway	Floor: 8th
City/State/Zip: Denver, CO 80202
Contact Person: Dale Seier Alternate Contact: Peggy Lortcher	Phone No: 303-824-8175 24 Hour No: 303-619-1454 FAX No: 303-293-2152 Other No.:

Security Considerations:

DESTRUCTION OF THE FIRM’S SUNNYVALE, CA PLACE OF BUSINESS

In the event that the Sunnyvale, CA office is destroyed or damaged to a point where it cannot be utilized, available members from the Team Alert list will contact each employee and provide instructions for reporting to work. The Los Angeles office will be designated as the primary alternate location for key staff members to meet in case of such an emergency:

MEETING PLACE

Primary Location

Facility Name: Envestnet Asset Management – Los Angeles Office
Street Address: 1640 S. Sepulveda Blvd.	Suite 300

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Confidential Treatment Requested

City/State/Zip: Los Angeles, CA 90025
Contact Person: Karen McCue	Phone No: 310-444-2625
24 Hour No: 310-444-2600
Alternate Contact: Anthony Nakane	FAX No: 310-444-2637
Other No.:
Security Considerations:

NOTIFICATION OF PROPER AUTHORITIES

After an emergency has been declared George Alvin will notify the proper regulatory authorities of the nature of the emergency, and the temporary location of the firm. Additionally, George Alvin or other designated staff members will notify the local public utilities, the telephone company, the post office and any other vendor as deemed necessary.

EQUIPMENT/HARDWARE

John Pranulis, VP of Systems & Networking, will maintain a list of all critical servers used by the firm. The list shall contain the server name, model and function of the server. George Alvin will notify the firm’s insurance company of any damage to the servers.

Additional workstation systems will be ordered from CDW by John Pranulis as needed and to compensate for any damage to existing workstations.

CLIENT INFORMATION AND CLIENT TRADING RECORDS

Original client agreements, contracts, profiles, and other documentation related to each client as well as trading records, brokerage statements and confirmations are maintained at the principal place of business for the appropriate time that is required by law. After such time the documentation may be moved off site to a secure facility where both client and firm confidentially can be assured.

Copies of all client information shall be kept at a secure off-site location. If it is not practical to keep paper copies, electronic facsimiles may be kept in a format that is easily retrievable, i.e. pdf, tif, gif, etc., and in a timely manner.

Semi-annually, George Alvin will review these disaster recovery plans pertaining to our clients’ records to assure that these records will be adequately maintained in the event of a disaster or emergency.

COMMUNICATION WITH CLIENTS

Upon the declaration of an emergency, where normal lines of communication are no longer available, the Client Service Group (CSG) will attempt to communicate with their clients via any means available. Working from either alternate location, Chicago or Denver, each CSG associate will contact their current clients using the contact information from the Track-It system. If the CSG associate is unable to contact their clients they shall report the situation to Aaron Bauer, Director of Internal Sales and Services. Upon notification Aaron Bauer will attempt to contact the client. Aaron Bauer will keep a log of each attempt and each client contacted.

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Confidential Treatment Requested

PREPAREDNESS OF VENDORS AND CUSTODIAN

George Alvin will request copies from all critical vendors and custodians of their Disaster Recovery Plan or a confirmation from such vendors or custodian that a plan exists and is current and has been tested. George Alvin will maintain a log of all vendors and custodians and their emergency contact numbers. Such list shall be reviewed semi-annually.

George Alvin will discuss vendors’ and custodians’ preparedness with the principals of the firm in the event any such vendor or custodian is determined not to be adequately prepared for an emergency. If George Alvin is not satisfied he/she should contact the vendor or custodian and discuss any concerns relative to the plan that he/she may have. Such conversations will be documented and kept in a vendor and custodian file.

NOTIFICATION OF CLIENTS OF THE FIRMS DISASTER RECOVERY POLICIES

On a semi-annual basis, all clients will be notified via the Insight Online newsletter of Envestnet’s disaster preparedness plans. The notification will contain contact numbers (such as telephone numbers, Internet address, etc.) that may be used by the client to reach someone at Envestnet in case of an emergency.

If key personnel are unable to carry out their usual duties, the notification will contain the telephone number and a contact person at the custodian firm that will assist the client.

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Confidential Treatment Requested

Team Alert List

(Personal & Confidential Information Has Been Removed)

Jud Bergman	Home #		Date/Time
Cell #	Office #	[***]	Status
Emergency Contact	Relation		Phone #

Billy Rubino	Home #		Date/Time
Cell #	Office #	[***]	Status
Emergency Contact	Relation		Phone #

Team Leaders Contact the Following:

Brandon Thomas	Home #		Date/Time
Cell #	Office #	[***]	Status
Emergency Contact	Relation		Phone #

Shelly Starr	Home #		Date/Time
Cell #	Office #	[***]	Status
Emergency Contact	Relation		Phone #

Jim Lumberq	Home #		Date/Time
Cell #	Office #	[***]	Status
Emergency Contact	Relation		Phone #

Dale Seier	Home #		Date/Time
Cell #	Office #	[***]	Status
Emergency Contact	Relation		Phone #

Peggy Lortcher	Home #		Date/Time
Cell #	Office #	[***]	Status
Emergency Contact	Relation		Phone #

Mahmood Qadri	Home #		Date/Time
Cell #	Office #	[***]	Status
Emergency Contact	Relation		Phone #

Bill Crager	Home #		Date/Time
Cell #	Office #	[***]	Status
Emergency Contact	Relation		Phone #

John Pranulis	Home #		Date/Time
Cell #	Office #	[***]	Status
Emergency Contact	Relation		Phone #

George Alvin	Home #		Date/Time
Cell #	Office #	[***]	Status
Emergency Contact	Relation		Phone #

Karen McCue	Home #		Date/Time
Cell #	Office #	[***]	Status
Emergency Contact	Relation		Phone #

[***]	Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Confidential Treatment Requested

Team Alert List

Mike Apker	Home #		Date/Time
Cell #	Office #	[***]	Status
Emergency Contact	Relation		Phone #

Viggy Mokkarala	Home #		Date/Time
Cell #	Office #	[***]	Status
Emergency Contact	Relation		Phone #

Anthony Nakane	Home #		Date/Time
Cell #	Office #	[***]	Status
Emergency Contact	Relation		Phone #

	Home #		Date/Time
Cell #	Office #		Status
Emergency Contact	Relation		Phone #

	Home #		Date/Time
Cell #	Office #		Status
Emergency Contact	Relation		Phone #

	Home #		Date/Time
Cell #	Office #		Status
Emergency Contact	Relation		Phone #

	Home #		Date/Time
Cell #	Office #		Status
Emergency Contact	Relation		Phone #

	Home #		Date/Time
Cell #	Office #		Status
Emergency Contact	Relation		Phone #

	Home #		Date/Time
Cell #	Office #		Status
Emergency Contact	Relation		Phone #

	Home #		Date/Time
Cell #	Office #		Status
Emergency Contact	Relation		Phone #

	Home #		Date/Time
Cell #	Office #		Status
Emergency Contact	Relation		Phone #

	Home#		Date/Time
Cell #	Office #		Status
Emergency Contact	Relation		Phone #

[***]	Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Confidential Treatment Requested

EXHIBIT J

TRANSITION PLAN

The transition plan will include, without limitation, the following work streams:

•	Creating or using an existing Fidelity registered investment adviser

•	Developing a new service model with EAM including new Service Level Agreements and workflows

•	Creating the detailed Transition Plan to migrate Correspondents to the new investment advisory agreements

•	Preparing forms of revised contracts outlining the new advisory relationship with existing MAS Correspondents

•	Initiating the transition of wholesaling and other client-facing activities to NF

•	Creating new investment advisory contracts, including the sub-advisory agreement between Fidelity and Envestnet

Confidential Treatment Requested

EXHIBIT K

INITIAL TRAINING

Day One: Overview

•	Architectural overview

•	Functional description of key software modules

•	Database structure.

Day Two & Three: Development Environment

•	Development environment, tools, java code & java doc descriptions, source code, method implementation.

Day Four: Administration:

•	installation and operation

•	build and patch procedures

•	administration console users guide

Day Five: Test

•	Testing procedures

•	Test database

Confidential Treatment Requested

EXHIBIT M

ENVESTNET AFFILIATES

As of Effective Date, the affiliated companies of Envestnet Asset Management, Inc. are:

1.	Envestnet Asset Management Group, Inc.
2.	Portfolio Management Consultants, Inc.
3.	NetAssetManagement, Inc.
4.	Oberon Financial Technology, Inc.
5.	Sigma Asset Management, LLC
6.	Portfolio Brokerage Services, Inc.
7.	Envestnet Asset Management (India) Pvt. Ltd.

Confidential Treatment Requested

SCHEDULE 6 (c)

REQURIED 3RD PARTY COMPONENT SOFTWARE AS OF THE EFFECTIVE DATE

JDBC Driver (licensed)

jar: Opta2007.jar (9/2007)

product: Opta JDBC driver from i-net software

site: http://www.inetsoftware.de/products/jdbc/mssql/opta/

HTML to PDF Converter (licensed)

jar: bforeport2007.jar (7/2007)

jar: bfograph.jar (11/2007)

products: Report Library and Graph Library from Big Faceless Organization site: http://big.faceless.org/index.jsp

Efficient Frontier Calculator (licensed)

jar: PortfolioJ2SE.jar (7/2005)

product: WebCab Portfolio from WebCab Components

site: http://www.webcabcomponents.com/support/index.php?topic=61.0

Market News and Quotes (licensed – not required for “MAS” implementation)

jar: quodd_dde.jar (11/2005) from QUODD

XML Parsers and Utilities (open source)

jar: crimson.jar (10/2005) from Apache

jar: jdomjar (7/2004) from JDom Project

jar: dom4j.jar (7/2005) from dom4j Project

Excel, PDF and Image Utilities (open source)

jar: poi.jar (12/2004) from Apache (Excel)

jar: PDFBox.jar (9/2005) from PDFBox Project (PDF)

jar: acme.jar (11/2004) from ACME Labs (JPG)

Web services and SOAP support (open source)

jar: axis.jar (7/2005) from Apache

jar: saaj.jar (10/2005) from Project Metro

jar: jaxrpc.jar (7/2005) from Project GlassFish

SAML security (open source)

jar: opensaml-1.1.jar (12/2007) from OpenSAML project

jar: xmlsec-1.2.97.jar (10/2005) from Apache

PKI security (provided by Fidelity)

jar: ibg.jar (3/2008)

jar: entbase.jar (3/2008)

Confidential Treatment Requested

jar: entuser.jar (3/2008)

Framework (open source)

jar: commons-codec-1.3.jar from Apache

jar: commons-fileupload-1.2.jar from Apache

jar: commons-io-1.3.1.jar from Apache

jar: commons-logging-1.1.jar from Apache

jar: commons-net-1.2.1.jar from Apache

jar: log4j-1.2.12.jar (10/2006) from Apache

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